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                             AGREEMENT AND PLAN OF MERGER

                                     BY AND AMONG

                      GREENWICH STREET CAPITAL PARTNERS II, L.P.,

                            IMC 1999 ACQUISITION CO., INC.

                                          AND

                                 IMC MORTGAGE COMPANY



                             DATED AS OF FEBRUARY 19, 1999



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                                TABLE OF CONTENTS

2
ARTICLE I
        THE MERGER
        Section 1.1   The Merger...............................................2
        Section 1.2   Closing..................................................2
        Section 1.3   Effective Time of the Merger.............................2
        Section 1.4   Directors and Officers of the Surviving Corporation......2

ARTICLE II
        SHAREHOLDER APPROVAL
        Section 2.1   Shareholder Meeting......................................3
        Section 2.2   Proxy Statement/Prospectus; Registration Statement.......3
        Section 2.3   No False or Misleading Statements........................4

ARTICLE III
        CONVERSION AND EXCHANGE OF SECURITIES
        Section 3.1   Conversion of Shares; Merger.............................4
        Section 3.2   Dissenting Shares........................................6
        Section 3.3   Exchange of Certificates.................................7
        Section 3.4   Certain Adjustments......................................7
        Section 3.5   No Liability.............................................8

ARTICLE IV
        REPRESENTATIONS AND WARRANTIES OF GSCP
        Section 4.1   Organization.............................................8
        Section 4.2   Capitalization...........................................9
        Section 4.3   Subsidiaries.............................................9
        Section 4.4   Authority Relative to This Agreement.....................9
        Section 4.5   Consents and Approvals; No Violations...................10
        Section 4.6   Financial Statements....................................11
        Section 4.7   Litigation..............................................11
        Section 4.8   Absence of Undisclosed Liabilities......................11
        Section 4.9   No Default..............................................11
        Section 4.10  Information in Proxy Statement/Prospectus...............12
        Section 4.11  Brokers.................................................12
        Section 4.12  Disclosure..............................................12
        Section 4.13  Funds Available.........................................12
        Section 4.14  Investment Representation...............................12

ARTICLE V
        REPRESENTATIONS AND WARRANTIES OF THE COMPANY
        Section 5.1   Organization............................................13
        Section 5.2   Capitalization..........................................14
        Section 5.3   Company Subsidiaries....................................14


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        Section 5.4   Authority Relative to This Agreement....................15
        Section 5.5   Consents and Approvals: No Violations...................16
        Section 5.6   Company SEC Reports.....................................17
        Section 5.7   Absence of Certain Changes..............................17
        Section 5.8   Litigation..............................................17
        Section 5.9   Absence of Undisclosed Liabilities......................18
        Section 5.10  No Default..............................................18
        Section 5.11  Taxes...................................................18
        Section 5.12  Property................................................20
        Section 5.13  Compliance with Laws; Authorizations....................20
        Section 5.14  Regulatory Filings......................................21
        Section 5.15  Investments.............................................22
        Section 5.16  Information in Proxy Statement..........................22
        Section 5.17  Brokers.................................................22
        Section 5.18  Employee Benefit Plans; ERISA...........................22
        Section 5.19  Labor and Employee Relations............................25
        Section 5.20  Environmental Matters...................................25
        Section 5.21  Opinion of Financial Advisor............................26
        Section 5.22  Contracts...............................................26
        Section 5.23  Intellectual Property.  ................................27
        Section 5.24  Voting Requirements; Takeover Statutes..................28
        Section 5.25  Disclosure..............................................28
        Section 5.26  Transactions with Affiliates............................28
        Section 5.27  Discontinued Operations.................................29

ARTICLE VI
        CONDUCT OF BUSINESS PENDING THE MERGER
        Section 6.1   Conduct of Business by the Company Pending the Merger...29

ARTICLE VII
        ADDITIONAL AGREEMENTS
        Section 7.1   Access and Information..................................32
        Section 7.2   Solicitation............................................32
        Section 7.3   Filings; Other Action...................................34
        Section 7.4   Public Announcements....................................35
        Section 7.5   NASDAQ Listing..........................................35
        Section 7.6   Company Indemnification Provision.......................35
        Section 7.7   Comfort Letter..........................................36
        Section 7.8   Tax Matters.............................................36
        Section 7.9   Additional Matters......................................36
        Section 7.10  Shareholder Litigation..................................37
        Section 7.11  Funding of Acquisition..................................37


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        Section 7.12  Disclosure Letters......................................37
        Section 7.13  Amendment to Preferred Stock Agreement..................37

ARTICLE VIII
        CONDITIONS TO CONSUMMATION OF THE MERGER
        Section 8.1   Conditions to Each Party's Obligation to Effect
                         the Merger...........................................38
        Section 8.2   Conditions to Obligation of the Company to Effect
                         the Merger...........................................38
        Section 8.3   Conditions to Obligations of GSCP and Acquisition
                         to Effect the Merger.................................39

ARTICLE IX
        TERMINATION
        Section 9.1   Termination by Mutual Consent...........................40
        Section 9.2   Termination by Either GSCP or the Company...............40
        Section 9.3   Termination by the Company..............................41
        Section 9.4   Termination by GSCP.....................................41
        Section 9.5   Effect of Termination and Abandonment...................41

ARTICLE X
        GENERAL PROVISIONS
        Section 10.1  Survival of Representations, Warranties and Agreements..42
        Section 10.2  Notices.................................................42
        Section 10.3  Descriptive Headings....................................43
        Section 10.4  Entire Agreement; Assignment............................43
        Section 10.5  Governing Law...........................................44
        Section 10.6  Expenses................................................44
        Section 10.7  Amendment...............................................44
        Section 10.8  Waiver..................................................44
        Section 10.9  Counterparts; Effectiveness.............................44
        Section 10.10 Severability; Validity; Parties in Interest.............44
        Section 10.11 Enforcement of Agreement................................44
        SECTION 10.12 WAIVER OF JURY TRIAL....................................45

                             TABLE OF DEFINED TERMS

Acquirors ..................................................      Section 4.14
Acquisition ................................................          Preamble
Acquisition Balance Sheet ..................................       Section 4.6
Acquisition Common Stock ...................................    Section 3.1(a)
Acquisition Disclosure Letter ..............................        Article IV
Acquisition Material Adverse Effect ........................       Section 4.1
Additional Advance .........................................          Recitals
Adjustment Event ...........................................       Section 3.4
Affiliate ..................................................      Section 5.26
Amendment No  1 ............................................          Recitals
Authorizations .............................................   Section 5.13(b)
Certificates ...............................................    Section 3.1(e)
Closing ....................................................       Section 1.2
Closing Date ...............................................       Section 1.2
Code .......................................................          Recitals
Company ....................................................          Preamble
Company Benefit Plan .......................................   Section 5.18(a)
Company Commonly Controlled Entity .........................   Section 5.18(a)
Company Common Stock .......................................    Section 3.1(b)
Company Contracts ..........................................   Section 5.22(a)
Company Disclosure Letter ..................................         Article V
Company Investments ........................................      Section 5.15
Company Material Adverse Effect ............................       Section 5.1
Company Preferred Stock ....................................    Section 3.1(d)
Company SAR's ..............................................   Section 5.18(e)
Company SEC Reports ........................................       Section 5.6
Company Stock Options ......................................       Section 5.2
Company Subsidiaries .......................................    Section 5.3(b)
Contracts ..................................................   Section 5.22(a)
Control ....................................................      Section 5.26
DGCL .......................................................    Section 1.1(a)
Dissenters Statute .........................................    Section 3.2(a)
Effective Time .............................................       Section 1.3
Encumbrance ................................................       Section 4.5
Environmental Laws .........................................   Section 5.20(a)
ERISA ......................................................   Section 5.18(b)
Exchange Act ...............................................       Section 2.3

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FBCA .......................................................          Recitals
GAAP .......................................................       Section 4.6


Governmental Requirements ..................................       Section 4.5
Government Entity ..........................................       Section 4.5
GSCP .......................................................          Preamble
GSCP Funds .................................................          Recitals
HSR Act ....................................................       Section 4.5
Indemnified Parties ........................................       Section 7.6
Initial GSCP Funds .........................................          Recitals
Initial Loan Agreement .....................................          Recitals
Interim Commitments ........................................          Recitals
Interim Loans ..............................................          Recitals
Liabilities ................................................       Section 4.8
Loan Agreement .............................................          Recitals
Merger .....................................................          Recitals
Merger Consideration .......................................    Section 3.1(e)
Merger Conversion Ratio ....................................    Section 3.1(b)
Mortgage Servicing Agreements ..............................   Section 5.22(a)
Mortgage Loan ..............................................    Section 6.1(o)
Person .....................................................       Section 3.5
Proxy Statement/Prospectus .................................       Section 2.2
Registration Statement .....................................       Section 2.2
Requisite Vote .............................................    Section 8.1(d)
SEC ........................................................       Section 2.2
Securities Act .............................................       Section 2.2
Shareholder Approval .......................................   Section 5.24(a)
Special Committee ..........................................          Recitals
Special Meeting ............................................       Section 2.1
Subsidiary .................................................    Section 4.3(a)
Superior Proposal ..........................................    Section 7.2(e)
Surviving Corporation ......................................    Section 1.1(a)
Surviving Corporation Common Stock .........................    Section 3.1(a)
Surviving Corporation Preferred Stock ......................    Section 3.1(d)
Takeover Proposal ..........................................    Section 7.2(e)
Taxes ......................................................   Section 5.11(g)
Tax Returns ................................................   Section 5.11(g)


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                                    EXHIBITS

Exhibit A:        Form of Articles of Incorporation of the Surviving Corporation

Exhibit B:        Form of By-laws of the Surviving Corporation

Exhibit C:        Amendment No. 1 to Preferred Stock Purchase and Option
                  Agreement

Exhibit D:        Commitment Letter re Loan Agreement


                                SCHEDULES

Schedule 6.1(f)   Certain Assets of the Company and the Company Subsidiaries
Schedule 8.3(e)   Certain Third-Party Consents
Schedule 8.3(g)   Employment Agreements
Schedule 8.3(h)   Certain Lenders

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of February 19, 1999, by and among Greenwich Street Capital Partners II, L.P., a Delaware limited partnership ("GSCP"), IMC 1999 Acquisition Co., Inc., a Delaware corporation and a wholly-owned subsidiary of GSCP and its affiliates ("Acquisition"), and IMC Mortgage Company, a Florida corporation (the "Company").

         WHEREAS, the Board of Directors of Acquisition and the Board of Directors of the Company, acting upon the unanimous recommendation of a special committee (the "Special Committee") comprised solely of "disinterested directors" (as defined in Section 607.0901 of the Florida 1989 Business Corporation Act (the "FBCA")) of the Company, which Board consists solely of "disinterested directors", have each adopted this Agreement and approved the merger of Acquisition with and into the Company (the "Merger");

         WHEREAS, in connection with the Merger, (i) GSCP, GSCP Offshore Fund, L.P. and Greenwich Fund, L.P. (collectively the "Initial GSCP Funds") have entered into Amendment No. 1, dated February 11, 1999 ("Amendment No. 1"), to the Loan Agreement, dated as of October 12, 1998 (the "Initial Loan Agreement"), between the Company and the Initial GSCP Funds, providing for the Initial GSCP Funds to extend to the Company additional Commitments (the "Interim Commitments") to loan in the aggregate an additional $5,000,000 (the "Interim Loans") from and after the date of execution and delivery of this Agreement and
(ii) the Initial GSCP Funds, Greenwich Street Employee Fund, L.P. and TRV Executive Fund, L.P. (collectively, the "GSCP Funds") have entered a commitment letter with Acquisition, dated as of February 19, 1999, obligating the GSCP Funds, at the Effective Time (as hereinafter defined), to enter into an amendment and restatement of the Initial Loan Agreement, between the Company, as borrower, and the GSCP Funds, as lenders, pursuant to which such lenders will agree to extend to the Surviving Corporation (as hereinafter defined) commitments to loan in the aggregate an amount which, together with the Interim Commitments, will equal an additional $40,000,000 (the "Additional Advance"), subject to the terms and conditions set forth in the Initial Loan Agreement, as amended and restated (the "Loan Agreement").

         WHEREAS, GSCP, Acquisition and the Company intend that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:


                                    ARTICLE I
                                   THE MERGER

         Section  1.1  The  Merger.  (a)  Upon  the  terms  and  subject  to the conditions hereof, at the Effective Time (as defined in Section 1.3), Acquisition shall be merged with and into the Company and the separate corporate existence of Acquisition shall thereupon cease, and the Company shall be the surviving corporation in the Merger (the "Surviving Corporation") and shall retain its current name. The Merger shall have the effects set forth in the FBCA and the General Corporation Law of the State of Delaware (the "DGCL"). Pursuant to the Merger, (a) the Articles of Incorporation of the Surviving Corporation shall be in the form attached hereto as Exhibit A, until thereafter amended as provided by law and such Articles of Incorporation, and (b) the Bylaws of the Surviving Corporation shall be in the form attached hereto as Exhibit B, until thereafter amended as provided by law, such Bylaws, and the Articles of Incorporation of the Surviving Corporation.

         Section 1.2 Closing. The Company shall as promptly as practicable notify GSCP and Acquisition, and GSCP shall as promptly as practicable notify the Company, when the conditions to such party's obligation to effect the Merger contained in Article VIII have been satisfied. The closing of the Merger (the "Closing") shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, at 10:00 a.m., New York time, on the third business day after the later of these notices has been given (the "Closing Date"), unless another date or place is agreed to in writing by the parties hereto; provided, however, that the parties hereto agree to use all reasonable efforts to consummate the Closing by June 30, 1999 or as soon as practicable thereafter.

         Section 1.3 Effective Time of the Merger. The Merger shall become effective when properly executed Articles of Merger meeting the requirements of
Section 607.1105 of the FBCA are duly filed with the Department of State of Florida and when a properly executed Certificate of Merger meeting the requirements of Section 252 of the DGCL is duly filed with the Secretary of State of Delaware (the "Effective Time"), which filings shall be made at the time of or immediately after the Closing.

         Section 1.4 Directors and Officers of the Surviving Corporation. The directors and officers of Acquisition immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation at the Effective Time, and shall hold office until their respective successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation.


                                   ARTICLE II
                              SHAREHOLDER APPROVAL

         Section 2.1 Shareholder Meeting. In order to consummate the Merger, the Company, acting through its Board of Directors, shall, in accordance with applicable law, duly call, give notice of, convene and hold a special meeting of its shareholders (the "Special Meeting"), as soon as practicable after the Registration Statement (as hereinafter defined) is declared effective, for the purpose of voting upon the adoption and approval of this Agreement and the Merger. The Company shall include in the Proxy Statement/Prospectus (as hereinafter defined) the recommendation of the Board of Directors of the Company, acting upon the unanimous recommendation of the Special Committee, that shareholders of the Company vote in favor of the adoption and approval of this Agreement and the Merger. GSCP agrees to vote all shares of capital stock of the Company that it owns and that may vote in favor of the adoption and approval of this Agreement and the Merger, and to cause its controlled affiliates to do the same.

         Section 2.2 Proxy Statement/Prospectus; Registration Statement. In connection with the solicitation of approval of the principal terms of this Agreement and the Merger by the Company's shareholders, the Company and Acquisition shall as promptly as practicable prepare and file with the Securities and Exchange Commission (the "SEC") a preliminary proxy statement relating to the Merger, this Agreement and the other transactions contemplated hereby and use all reasonable efforts to obtain and furnish the information required to be included by the SEC in the Proxy Statement/Prospectus. The
Company, after consultation with GSCP, shall respond as promptly as reasonably practicable to any comments made by the SEC with respect to the preliminary proxy statement and shall cause a definitive proxy statement to be filed with the SEC and mailed to its shareholders at the earliest reasonably practicable date. Such definitive proxy statement shall, if required, also constitute a prospectus of the Surviving Corporation with respect to the Surviving Corporation Common Stock (as hereinafter defined) to be issued in the Merger
(such proxy statement and/or prospectus are referred to herein as the "Proxy Statement/Prospectus"), which prospectus is to be filed with the SEC as part of a registration statement on Form S-4 (the "Registration Statement"), if required, for the purpose of registering such shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act"). The Company shall prepare and as promptly as reasonably practicable file with the SEC the Registration Statement. The Company, after consultation with GSCP, shall respond as promptly as reasonably practicable to any comments made by the SEC with respect to the Registration Statement, and shall use all reasonable efforts to have the Registration Statement declared effective by the SEC. The Company shall also take any action required to be taken under applicable state securities laws in connection with the issuance of Surviving Corporation Common Stock in the Merger, and GSCP and Acquisition shall furnish all information concerning GSCP and Acquisition as may be reasonably requested by the Company in connection with such action and the filings.

         Section 2.3 No False or Misleading Statements. The information provided and to be provided by each of GSCP, Acquisition and the Company specifically for use in the Registration Statement and the Proxy Statement/Prospectus shall not, with respect to the information supplied by such party, in the case of the Registration Statement, on the date the Registration Statement becomes effective, and, in the case of the Proxy Statement/Prospectus, on the date upon which the Proxy Statement/Prospectus is mailed to the shareholders of the Company or on the date upon which approval of the Merger by the shareholders of the Company is obtained, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of GSCP, Acquisition and the Company agrees to correct as promptly as reasonably practicable any such information provided by it that shall have become false or misleading in any material respect. The Company shall as promptly as practicable take all steps reasonably necessary to file with the SEC and have declared effective or cleared by the SEC any
amendment   or   supplement   to  the   Registration   Statement  or  the  Proxy
Statement/Prospectus  so  as  to  correct  the  same  and  to  cause  the  Proxy
Statement/Prospectus as so corrected to be disseminated to the Company's shareholders to the extent required by applicable law. The Registration Statement and the Proxy Statement/Prospectus shall comply as to form in all material respects with the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable law.


                                   ARTICLE III
                      CONVERSION AND EXCHANGE OF SECURITIES

         Section 3.1 Conversion of Shares; Merger. At the Effective Time, by virtue of the Merger and without any action on the part of any of the parties hereto or any holder of any of the following securities:

         (a) Each share of common stock, par value $.01 per share, of Acquisition (the "Acquisition Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive 4,916.045 duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Surviving Corporation (the "Surviving Corporation Common Stock"), which shall represent in the aggregate approximately 93.5% of the outstanding shares of Surviving Corporation Common Stock after giving effect to the transactions contemplated hereby.

         (b) Each share of common stock, par value $0.001 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time, shall be converted into 0.01 share (the "Merger Conversion Ratio") of Surviving Corporation Common Stock, which shall represent in the aggregate approximately 6.5% of the outstanding shares of Surviving Corporation Common Stock after giving effect to the transactions contemplated hereby.

         Each Company Stock Option (as hereinafter defined) shall become exercisable for a number of shares of Surviving Corporation Common Stock equal to the product of the number of shares of Company Common Stock for which such Company Stock Option was exercisable immediately prior to the Effective Time multiplied by the Merger Conversion Ratio (as adjusted pursuant to Section 3.4 hereof only to the extent that the number of shares for which any such Company Stock Option was exercisable had been adjusted similarly pursuant to an Adjustment Event (as hereinafter defined)). Each Company Stock Option (as hereinafter defined) shall become exercisable at the time specified in such Company Stock Option and for an exercise price equal to the product of the exercise price for which such Company Stock Option was exercisable immediately prior to the Effective Time multiplied by the Merger Conversion Ratio (as adjusted pursuant to Section 3.4 hereof only to the extent that the exercise price for which any such Company Stock Option was exercisable had been adjusted similarly pursuant to an Adjustment Event (as hereinafter defined)). The Company shall take all reasonable actions necessary or advisable with regard to any Company Benefit Plan (as hereinafter defined) or Company Stock Option (as hereinafter defined) in order to implement the changes to such Company Stock Options described in this Section 3.1(b). Any fractional shares of the Surviving Corporation Common Stock resulting from the operation of this Section 3.1(b) shall remain outstanding after the Merger.

         (c) All shares of Company Common Stock that are owned by Acquisition shall, at the Effective Time, be cancelled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

         (d) Each share of preferred stock, par value $.01 per share, of the Company (the "Company Preferred Stock") of any class issued and outstanding immediately prior to the Effective Time shall be converted into duly authorized, validly issued, fully paid and non-assessable share of preferred stock, par value $.01 per share, of the Surviving Corporation (the "Surviving Corporation Preferred Stock") or cancelled as follows:

         (i) Each share of Class A Company Preferred Stock shall be converted into one share of Class A Preferred Stock, par value $.01 per share, of the Surviving Corporation;

         (ii) Each share of Class B Company Preferred Stock shall be converted into one share of Class B Preferred Stock, par value $.01 per share, of the Surviving Corporation;

         (iii) Each share of Class C Exchangeable Company Preferred Stock shall be cancelled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor;

         (iv) Each share of Class D Company Preferred Stock shall be cancelled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

         (e) On and after the Effective Time, all shares of Acquisition Common Stock or Company Common Stock converted into shares of Surviving Corporation Common Stock as provided in this Section 3.1 (as adjusted pursuant to Section 3.3, the "Merger Consideration") shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each certificate previously evidencing any such shares (the "Certificates") of Acquisition Common Stock or Company Common Stock shall thereafter represent the right to receive, upon the surrender of such Certificate in accordance with the provisions of Section 3.2, only the Merger Consideration. The holders of such Certificates previously evidencing such Shares of Acquisition Common Stock or Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Acquisition Common Stock or Company Common Stock except as otherwise provided herein or by law.

         Section 3.2 Dissenting Shares. (a) Notwithstanding anything in this Agreement to the contrary, each share of Company Common Stock which is issued and outstanding immediately prior to the Effective Time and which is held by a shareholder who has properly exercised dissenters' rights with respect thereto, if dissenters' rights are provided with respect to the transactions contemplated hereby, in accordance with Sections 607.1301, 607.1302 and 607.1303 of the FBCA (the "Dissenters Statute" and such shares "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the Merger Consideration, but holders of Dissenting Shares shall be entitled to receive payment of the fair value of such Dissenting Shares in accordance with the provisions of such Dissenters Statute, except that any Dissenting Shares held by a shareholder who shall thereafter withdraw such demand for appraisal of such Dissenting Shares or lose the right to such payment as provided in the Dissenters Statute shall thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the Merger Consideration applicable to such Shares, without any interest thereon.

         (b) The Company shall give GSCP (i) prompt notice of any written notice or demand under the Dissenters Statute with respect to any Company Common Stock, any withdrawal of any such notice or demand, and any other instruments delivered pursuant to the Dissenters Statute and received by the Company, including in each case details regarding the number of Dissenting Shares and the holders thereof, and (ii) the right to participate in all negotiations and proceedings with respect to any demands under the Dissenters Statute with respect to any Company Common Stock. The Company shall cooperate with GSCP concerning, and shall not, except with the prior written consent of GSCP, voluntarily make any payment with respect to, or offer to settle or settle, any such demands.

         Section 3.3 Exchange of Certificates. (a) Upon the surrender of each Certificate representing shares of Acquisition Common Stock or Company Common Stock, the Surviving Corporation shall issue to the holder of such Certificate the Merger Consideration, and such Certificate shall forthwith be cancelled. Until so surrendered and exchanged, each such Certificate that prior to the Effective Time represented shares of Acquisition Common Stock or Company Common Stock shall represent solely the right to receive the Merger Consideration. Upon the surrender of each certificate representing shares of Class A Company
Preferred Stock, such certificate shall be cancelled, and the Surviving Corporation shall issue to the holder of such certificate a new certificate representing the same number of shares of Class A Preferred Stock.

         (b) After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of any shares of Acquisition Common Stock, Company Common Stock, Class A Company Preferred Stock or Class B Company Preferred Stock. If, after the Effective Time, Certificates formerly representing shares of Acquisition Common Stock, Company Common Stock, Class A Company Preferred Stock or Class B Company Preferred Stock are presented to the Surviving Corporation, they shall be cancelled and (subject to applicable abandoned property, escheat and similar laws) exchanged for Merger Consideration or Surviving Corporation Preferred Stock, as provided in this Article III.

         (c) No dividends or other distributions declared or made after the Effective Time with respect to shares of Surviving Corporation Common Stock shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Surviving Corporation Common Stock such holder is entitled to receive pursuant to Section 3.3 until the holder of such Certificate shall surrender such Certificate, in accordance with the provisions of this Agreement.

         Section 3.4 Certain Adjustments. If after the date hereof and on or prior to the Effective Date the outstanding shares of Acquisition Common Stock or Company Common Stock shall be changed into a different number of shares by reason of any reclassification, recapitalization, split-up, combination or exchange of shares, or any dividend payable in stock or other securities shall be declared thereon with a record date within such period, or any similar event shall occur, other than the recapitalization pursuant to the Merger as contemplated hereby (any such action, an "Adjustment Event"), the Merger Consideration and the Merger Conversion Ratio shall be adjusted to provide to the holders of Acquisition Common Stock and Company Common Stock the same proportionate ownership as contemplated by this Agreement prior to such Adjustment Event.

         Section 3.5 No Liability. Neither GSCP, Acquisition, the Company nor the Surviving Corporation shall be liable to any holder of shares of Company Common Stock for any Merger Consideration in respect of such shares (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in customary form and amount as indemnity against any claim that may be made against it with respect to such Certificate, the Surviving Corporation will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, without any interest or other payments thereon.

         "Person" or "person" shall mean any natural person, firm, partnership, association, corporation, company, trust, business trust, Governmental Entity (as hereinafter defined) or other entity.


                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF GSCP

         Except as otherwise disclosed to the Company in a letter delivered to it prior to the execution hereof (which letter contains appropriate references to identify the representations and warranties to which the information in such letter relates and which letter is incorporated herein and made a part hereof) (the "Acquisition Disclosure Letter"), GSCP represents and warrants to the Company as follows:

         Section 4.1 Organization. Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted or presently proposed to be conducted. Acquisition is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, liabilities, results of operations or financial condition of Acquisition, or materially adversely affect the ability of GSCP or Acquisition to consummate the transactions contemplated hereby (an "Acquisition Material Adverse Effect"). Acquisition is a direct, wholly-owned, subsidiary of GSCP that was incorporated on February 11, 1999. GSCP is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, with the limited partnership power and authority and all necessary governmental approvals, to own, lease and operate its properties and to carry on its business as it is now being conducted or presently proposed to be conducted. GSCP is duly qualified as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have an Acquisition Material Adverse Effect.

         Section 4.2 Capitalization. As of the date hereof: (i) the authorized capital stock of Acquisition consists of 1,000 shares of Acquisition Common Stock, and (ii) 1,000 shares of Acquisition Common Stock were issued, outstanding and held by the GSCP Funds. All of the issued and outstanding shares of capital stock of Acquisition are validly issued, fully paid and nonassessable and free of preemptive rights. Except as set forth above, there are no shares of capital stock of Acquisition issued or outstanding or any agreements or commitments obligating Acquisition to issue or acquire any shares of its capital stock.

         Section 4.3 Subsidiaries. (a) Acquisition has no Subsidiaries.

         "Subsidiary" or "subsidiary" shall mean each corporation or other Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding voting stock or other equity interests.

         (b) Acquisition does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

         Section 4.4 Authority Relative to This Agreement. Acquisition has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Acquisition, and by the GSCP Funds, and no other corporate proceedings on the part of Acquisition are necessary to authorize this Agreement or the transactions contemplated hereby. GSCP has the limited partnership power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by GSCP and the consummation by GSCP of the transactions contemplated hereby have been duly authorized by the managing general partner of GSCP, and no other proceedings on the part of GSCP are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Acquisition and GSCP and (assuming this Agreement constitutes a valid and binding obligation of the Company) constitutes a valid and binding agreement of Acquisition and GSCP, enforceable against Acquisition and GSCP in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

         Section 4.5 Consents and Approvals; No Violations. Except (a) for applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Securities Act, the Exchange Act, state or foreign laws relating to takeovers, state securities or blue sky laws and the regulations promulgated thereunder, state banking statutes and other state laws in respect of change of control of mortgage bankers, mortgage loan originators or mortgage loan servicers and the regulations promulgated thereunder, and similar matters and the filing of the Certificate of Merger as required by the DGCL and the filing of the Articles of Merger as required by the FBCA (collectively, the "Governmental Requirements"), or (b) where the failure to make any filing with, or to obtain any permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency, commission, division, department, public body or other authority
(a "Government Entity") would not prevent or delay the consummation of the Merger, or otherwise prevent GSCP or Acquisition from performing its obligations under this Agreement, and would not individually or in the aggregate reasonably be expected to have an Acquisition Material Adverse Effect, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution, delivery and performance of this Agreement by GSCP or Acquisition and the consummation of the transactions contemplated hereby. Neither the execution, delivery or performance of this Agreement by GSCP or Acquisition , nor the consummation by GSCP or Acquisition of the Merger and the other transactions contemplated hereby, nor compliance by GSCP or Acquisition with any of the provisions hereof, will (i) conflict with or result in any breach of any provisions of the Certificate of Incorporation or Bylaws of Acquisition or similar organizational documents of GSCP, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration, vesting, payment, exercise, suspension or revocation) under, any of the terms, conditions, or provisions of any note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, plan or other instrument or obligation to which GSCP or Acquisition is a party or by which either of them or any of their properties or assets may be bound, (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to GSCP or Acquisition or any of their properties or assets, (iv) result in the creation or imposition of any Encumbrance on any asset of GSCP or Acquisition, or (v) cause the suspension or revocation of any permit, license, governmental authorization, consent or approval necessary for GSCP or Acquisition to conduct its business as currently conducted, except in the case of clauses (ii), (iii),
(iv) and (v) for violations, breaches, defaults, terminations, cancellations, accelerations, vestings, payments, exercises, creations, impositions, suspensions or revocations which would not individually or in the aggregate reasonably be expected to have an Acquisition Material Adverse Effect. "Encumbrance" shall mean any mortgage, pledge, lien, charge, encumbrance, defect, security interest, claim, option or restriction of any kind.

         Section 4.6 Financial Statements. The balance sheet of Acquisition (including any related notes and schedules) at February 11, 1999 (the "Acquisition Balance Sheet"), fairly present, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of Acquisition as of the date thereof. Acquisition was organized on February 11, 1999 and has conducted no business except in connection with the transactions contemplated hereby and has no material liabilities.

         Section 4.7 Litigation. Except as set forth in Section 4.7 of the Acquisition Disclosure Letter, there is no suit, action, proceeding or investigation (whether at law or equity, before or by any federal, state or foreign court, tribunal, commission, board, agency or instrumentality, or before any arbitrator) pending or, to the knowledge of GSCP, threatened against or affecting GSCP or Acquisition, which, individually or in the aggregate, would reasonably be expected to have an Acquisition Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against GSCP or Acquisition having, or which, insofar as can reasonably be foreseen, in the future would reasonably be expected to have an Acquisition Material

Adverse Effect.

         Section 4.8 Absence of Undisclosed Liabilities. Except for liabilities or obligations (i) which are accrued or reserved against in the Acquisition Balance Sheet (or reflected in the notes thereto) or (ii) disclosed in Section
4.8 of the Acquisition Disclosure Letter, Acquisition does not have any liabilities or obligations of any nature whatsoever (whether absolute, accrued, contingent or otherwise) ("Liabilities") required by GAAP to be set forth on the balance sheet of Acquisition.

         Section 4.9 No Default. Except as set forth in Section 4.9 of the Acquisition Disclosure Letter, neither GSCP nor Acquisition is in violation or breach of, or default under (and no event has occurred which with notice or the lapse of time or both would constitute a violation or breach of, or a default under) any term, condition or provision of (a) its Certificate of Incorporation or Bylaws or similar organization documents, (b) any note, bond, mortgage, deed of trust, security interest, indenture, license, agreement, plan, contract, lease, commitment or other instrument or obligation to which GSCP or Acquisition is a party or by which they or any of their properties or assets may be bound or affected, (c) any order, writ, injunction, decree, statute, rule or regulation applicable to GSCP or Acquisition or any of their properties or assets, or (d) any permit, license, governmental authorization, consent or approval necessary for GSCP or Acquisition to conduct their respective businesses as currently conducted, except in the case of clauses (b), (c) and (d) above for breaches, defaults or violations which would not, individually or in the aggregate, reasonably be expected to have an Acquisition Material Adverse Effect.

         Section 4.10 Information in Proxy Statement/Prospectus. None of the information supplied by GSCP or Acquisition for inclusion or incorporation by reference in the Proxy Statement/Prospectus will, at the date mailed to shareholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         Section 4.11 Brokers. No person is entitled to any brokerage, financial advisory, finder's or similar fee or commission payable by GSCP or Acquisition in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by and on behalf of GSCP or Acquisition.

         Section 4.12 Disclosure. No representation or warranty by GSCP or Acquisition contained in or made pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements herein or therein not misleading. There is no fact known to GSCP or Acquisition which would reasonably be expected to have an Acquisition Material Adverse Effect which has not been set forth in this Agreement, including the Acquisition Disclosure Letter.

         Section 4.13 Funds Available. The GSCP Funds have available, without resort to financing, all the capital resources necessary in order to effect the transactions contemplated by this Agreement and will keep such funds available until the Effective Time.

         Section 4.14 Investment Representation. (a) Each of GSCP and its affiliates that own shares in Acquisition (together with GSCP, the "Acquirors") is either (i) an accredited investor as such term is defined in Rule 501 promulgated under the Securities Act, or (ii) by reason of its business or financial experience, a sophisticated investor who has the capacity to protect its interest in connection with the transactions contemplated hereunder and has both appropriate knowledge and experience with the current business operations and prospects of the Company and its Subsidiaries and in financial and business matters to evaluate the merits and risks of the Surviving Corporation Common Stock and the related transactions contemplated hereunder.

         (b) The Surviving Corporation Common Stock is being acquired by each of the Acquirors for its own account and not for any other Person, for investment only and with no present intention of distributing or reselling such shares or any part thereof or interest therein in any transaction that would violate the securities laws of the United States of America or any state, without prejudice, however, to the rights of each Acquiror at all times to sell or otherwise dispose of all or any part of the Surviving Corporation Common Stock under an effective registration statement or applicable exemption from registration under the Securities Act and any applicable state securities law.

         (c) The Company has made available to the Acquirors the opportunity to ask questions of and receive answers from the Company concerning the Company and the terms and conditions under which Surviving Corporation Common Stock will be issued to them and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished in connection with this Agreement or in response to any request for information.

         (d) To the extent the Surviving Corporation Common Stock is not registered under the Securities Act, the Company may affix to the certificates evidencing such shares legends in connection with the foregoing.

         (e) Nothing in Subsection (a) or (c) of this Section 4.14 shall change, modify or otherwise affect any other provision of this Agreement, including without limitation the representations and warranties in Article V hereof.


                                    ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as otherwise disclosed to GSCP in a letter delivered to it prior to the execution hereof (which letter contains appropriate references to identify the representations and warranties herein to which the information in such letter relates and which letter is incorporated herein and made a part hereof) (the "Company Disclosure Letter"), the Company represents and warrants to GSCP as follows:

         Section 5.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted or presently proposed to be conducted, except for such government approvals, the failure of which to have, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect (as hereinafter defined). The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, liabilities, results of operations or financial condition of the Company and the Company Subsidiaries, taken as a whole, or materially adversely affect the ability of Company to consummate the transactions contemplated hereby (a "Company Material Adverse Effect"); provided, however, that Company Material Adverse Effect shall not include any adverse effect resulting from (i) changes in general economic conditions prior to the date of this Agreement, (ii) changes or developments in the mortgage loan industry, generally, prior to the date of this Agreement, or
(iii) GSCP's unreasonably withholding its consent to any action by the Company or a Company Subsidiary that is otherwise prohibited by Section 6.1 following a request by the Company to take such action.

         Section 5.2 Capitalization. As of the date hereof: (i) the authorized capital stock of the Company consisted of 50,000,000 shares of Company Common Stock and 10,000,000 shares of Company Preferred Stock, of which 500,000 shares have been designated Class A Preferred Stock, 300,000 have been designated Class B Preferred Stock, 800,000 have been designated Class C Exchangeable Preferred Stock and 800,000 have been designated Class D Preferred Stock, (ii) 34,104,590 shares of Company

Common Stock and 523,760.758 shares of Company Preferred Stock were issued and outstanding, consisting of 500,000 shares of Class A Company Preferred Stock and 23,760.758 shares of Class C Exchangeable Company Preferred Stock, (iii) stock options to acquire 1,556,384 shares of Company Common Stock were issued and outstanding under the stock incentive plans of the Company (the "Company Stock Options"), and (iv) such rights to acquire shares in order to effect a conversion of preferred stock into shares as exist in favor of GSCP and its affiliates pursuant to that $33 million loan agreement with IMC Mortgage Company dated as of October 12, 1998 and the transactions contemplated thereby. All of the issued and outstanding shares of Company Common Stock are validly issued, fully paid and nonassessable and free of preemptive rights. Except as set forth above and as set forth in Section 5.2 of the Company Disclosure Letter, there are no shares of capital stock of the Company issued or outstanding, no options, warrants or rights for, or other securities convertible into, capital stock of the Company, and no agreements or commitments obligating the Company to issue, sell or acquire any shares of its capital stock.

         Section 5.3 Company Subsidiaries. (a) All of the shares of Surviving Corporation Common Stock reserved for issuance in exchange for shares of Acquisition Common Stock or Company Common Stock in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.

         (b) Section 5.3 (b) of the Company Disclosure Letter sets forth the name of each subsidiary of the Company (collectively, the "Company
Subsidiaries") and the state or jurisdiction of its incorporation or organization. Each Company Subsidiary is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the corporate or other similar power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted, except where any failure of the aforementioned to be the case would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each Company Subsidiary is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where any failure of the aforementioned to be the case would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         (c) Except as set forth in Section 5.3(c) of the Company Disclosure Letter, the Company is, directly or indirectly, the record and beneficial owner of all of the outstanding shares of capital stock of each of the Company
Subsidiaries, there are no proxies with respect to any such shares, and no equity securities of any Company Subsidiary are or may become required to be issued, and there are no understandings or arrangements by which the Company or any Company Subsidiary is or may be bound to issue, redeem, purchase or sell additional shares of capital stock of any Company Subsidiary or securities convertible into or exchangeable or exercisable for any such shares. Except as set forth in Section 5.3(c) of the Company Disclosure Letter, all of such shares so owned by the Company are validly issued, fully paid and nonassessable and are owned by it free and clear of any Encumbrances or restrictions with respect to the transferability or assignability thereof (other than restrictions on transfer imposed by federal or state securities laws).

         (d) Except for the Company Subsidiaries or as described in Section 5.3(d) of the Company Disclosure Letter, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity that directly or indirectly conducts any activity which is material to the Company.

         Section 5.4 Authority Relative to This Agreement. The Company has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company, acting upon the unanimous recommendation of the Special Committee, and no other corporate proceedings on the part of the Company, other than the Company obtaining shareholder approval pursuant to Section 2.1, are necessary to authorize this Agreement, the Merger or the other transactions contemplated hereby. Subject to the foregoing, this Agreement has been duly and validly executed and delivered by the Company and (assuming this Agreement constitutes a valid and binding obligation of GSCP and Acquisition) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general equitable principles.

         Section 5.5 Consents and Approvals: No Violations. Except (a) for the Governmental Requirements, (b) for the filings, permits, authorizations, consents or approvals with, of or by Government Entities listed in Section 5.5 of the Company Disclosure Letter or (c) where the failure to make any filing with, or to obtain any permit, authorization, consent or approval of, any Governmental Entity would not prevent or delay the consummation of the Merger, or otherwise prevent the Company from performing its obligations under this Agreement, and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement. Except as set forth in Section 5.5 of the Company Disclosure Letter, no consent or approval of any other party (including, but not limited to, any party to any Company Contracts (as defined below)) is required to be obtained by the Company or any Company Subsidiary for the execution, delivery or performance of this Agreement or the performance by the Company of the transactions contemplated hereby, except for such consents the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 5.5 of the Company Disclosure Letter, neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof, will (i) conflict with or result in any breach of any provisions of the Articles of Incorporation or Bylaws of the Company, or similar organizational documents of any of the Company Subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension or revocation) under, any of the terms, conditions or provisions of any note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, plan or other instrument or obligation to which the Company or any of the Company Subsidiaries is a party or by which any of them or any of their properties or assets are bound (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or the Company Subsidiaries or any of their properties or assets, (iv) result in the creation or imposition of any Encumbrance on any asset of the Company or any Company Subsidiary or (v) cause the suspension or revocation of any certificate of authority, permit, license, governmental authorization, consent or approval necessary for the Company or any of the Company Subsidiaries to conduct its business as currently conducted, except in the case of clauses
(ii), (iii), (iv) and (v) for violations, breaches, defaults, terminations, cancellations, accelerations, vestings, payments, exercises, creations, impositions, suspensions or revocations which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         Section 5.6 Company SEC Reports. The Company has filed with the SEC and made available to GSCP true and complete copies of each registration statement, report and proxy or information statement (including exhibits and any amendments thereto) filed or required to be filed by the Company with the SEC since January 1, 1997 (collectively, the "Company SEC Reports"). As of the respective dates the Company SEC Reports were filed with the SEC or amended, each of the Company SEC Reports (i) complied as to form in all material respects with all applicable requirements of the Securities Act and Exchange Act, and the rules and regulations promulgated thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the audited consolidated financial statements and unaudited interim consolidated financial statements of the Company (including any related notes and schedules) included (or incorporated by reference) in the Company SEC Reports fairly presents in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and the Company Subsidiaries as of the dates thereof and the consolidated results of their operations and changes in their financial position for the periods then ended (subject to normal year-end adjustments, in the case of any unaudited interim financial statements) except (x) as set forth in
Section 5.6 of the Company Disclosure Letter, and (y) that the interim, financial statements do not include complete footnotes required by GAAP.

         Section 5.7 Absence of Certain Changes. Since September 30, 1998, except as set forth in Section 5.7 of the Company Disclosure Letter, there has been no event, condition or set of circumstances which, individually or in the aggregate, has had or is reasonably likely to result in a Company Material Adverse Effect, and the Company and the Company Subsidiaries have in all material respects conducted their businesses in the ordinary course.

         Section 5.8 Litigation. Except as set forth in Section 5.8 of the Company Disclosure Letter, there is no suit, action, proceeding or investigation (whether at law or equity, before or by any federal, state or foreign court, tribunal, commission, board, agency or instrumentality, or before any arbitrator) pending or, to the knowledge of the Company, threatened against the Company or any of the Company Subsidiaries, which, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company or any of the Company Subsidiaries having, or which, insofar as can reasonably be foreseen, in the future may reasonably be expected to have, a Company Material Adverse Effect.

         Section 5.9 Absence of Undisclosed Liabilities. Except for liabilities or obligations (i) which are accrued or reserved against in the Company's financial statements (or reflected in the notes thereto) included in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1998 or (ii) disclosed in Section 5.9 of the Company Disclosure Letter, the
Company and the Company Subsidiaries do not have any Liabilities required by GAAP to be set forth on the balance sheet of the Company or any Company Subsidiary, other than Liabilities arising since September 30, 1998 in the ordinary course of business that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect.

         Section 5.10 No Default. Except as set forth in Section 5.10 of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries is in violation or breach of, or default under (and no event has occurred which with notice or the lapse of time or both would constitute a violation or breach of, or a default under) any term, condition or provision of
(a) its Articles or Certificate of Incorporation, as the case may be, or Bylaws,
(b) any note, bond, mortgage, deed of trust, security interest, indenture, license, agreement, plan, contract, lease, commitment or other instrument or obligation to which the Company or any of the Company Subsidiaries is a party or by which they or any of their properties or assets are bound, (c) any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of the Company Subsidiaries or any of their properties or assets, or (d) any permit, license, governmental authorization, consent or approval necessary for the Company or any of the Company Subsidiaries to conduct their respective businesses as currently conducted, except in the case of clauses (b), (c) and
(d) above for breaches, defaults or violations which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         Section 5.11 Taxes. Except as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 or Section 5.11 of the Company Disclosure Letter, to the knowledge of the Company:

         (a) (i) all material Tax Returns relating to the Company and the Company Subsidiaries required to be filed have been filed, (ii) all such Tax Returns are true and correct in all material respects, (iii) all Taxes shown as due and payable on such Tax Returns, and all material Taxes (whether or not reflected on such Tax Returns) relating to the Company or any of the Company Subsidiaries required to be paid have been paid, (iv) adequate reserves have been made on the most recent financial statements included in the Company SEC Reports in accordance with GAAP for all Taxes relating to the Company and the Company Subsidiaries for all taxable periods or portions thereof accrued through the date of such financial statements, and (v) the Company and the Company Subsidiaries have duly and timely withheld all material Taxes required to be withheld and such withheld Taxes have been either duly and timely paid or properly set aside in accounts for such purpose and will be duly and timely paid.

         (b)  no  written   agreement  or  other  written  document  waiving  or
extending, or having the effect of waiving or extending, the statute of limitations or the period of assessment or collection of any Taxes relating to the Company or any of the Company Subsidiaries and no power of attorney with respect to any such Taxes has been filed or entered into with any taxing authority. The time for filing any Tax Return relating to the Company or any of the Company Subsidiaries has not been extended to a date later than the date of this Agreement.

         (c) (i) no audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Return of the Company or any of the Company Subsidiaries as to which any taxing authority has asserted in writing any claim which, if adversely determined, would reasonably be expected to have a Company Material Adverse Effect, and (ii) no taxing authority is now asserting in writing any deficiency or claim for Taxes or any adjustment to Taxes with respect to which the Company or any of the Company Subsidiaries may be liable with respect to income and other material Taxes which has not been fully paid or finally settled.

         (d) none of the Company and the Company Subsidiaries (i) is a party to or bound by or has any obligation under any written Tax sharing, Tax indemnity or similar agreement or arrangement (including, without limitation, the Tax indemnification provisions of any acquisition or disposition agreement), (ii) is or has been a member of any consolidated, combined or unitary group for purposes of filing Tax Returns or paying Taxes (other than such a group the common parent of which is the Company) or (iii) has entered into a closing agreement pursuant to Section 7121 of the Code, or any predecessor provision or any similar provision of state or local law.

         (e) none of the assets of the Company or any of the Company Subsidiaries are subject to any Tax lien (other than liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings and which have been properly reserved for in the books and records of the Company).

         (f) neither the Company nor any of the Company Subsidiaries is subject to an election to have the provisions of Section 341(f) of the Code apply.

         (g) "Taxes" shall mean all federal, state, local or foreign income, alternative minimum, accumulated earnings, personal holding company, franchise, capital stock, profits, windfall profits, gross receipts, sales, use, value added, transfer, registration, stamp, premium, excise, customs duties, severance, environmental (including taxes under Section 59A of the Code), real property, personal property, ad valorem, occupancy, license, occupation, employment, payroll, social security, disability, unemployment, workers' compensation, withholding, estimated or other similar taxes, duties, fees, assessments or other governmental charges or deficiencies thereof (including all interest and penalties thereon and additions thereto). "Tax Returns" shall mean all federal, state, local and foreign tax returns, declarations, statements, reports, schedules, forms and information returns and any amendments to any of the foregoing relating to Taxes.

         Section 5.12 Property. (a) Except as set forth in Section 5.12(a) of the Company Disclosure Letter, each of the Company and the Company Subsidiaries
(i) has good and valid title to all of its properties, assets and other rights that do not constitute real property free and clear of all Encumbrances, except for such Encumbrances that are not, individually or in the aggregate, reasonably expected to have a Company Material Adverse Effect, and (ii) owns, has valid leasehold interests in or valid contractual rights to use, (x) each of the assets identified in Schedule 6.1(f) and (y) all of the assets, tangible and intangible, used by, or necessary for the conduct of, its business, except where the failure to have such valid leasehold interests or such valid contractual rights are not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         (b) Except as set forth in Section 5.12(b) of the Company Disclosure Letter or as would not reasonably be expected to result in a Company Material Adverse Effect, each of the Company and the Company Subsidiaries owns and has good and valid title to the real property owned by such party and used in its business, free and clear of all Encumbrances, except for (A) minor imperfections of title, easements and rights of way, none of which, individually or in the aggregate, materially detracts from the value of or impairs the use of the affected property or impairs the operation of the Company or any of the Company Subsidiaries and (B) liens for current taxes not yet due and payable.

         (c) Section 5.12(c) of the Company Disclosure Letter sets forth a list, which is accurate and complete in all material respects, of each material real property lease under which the Company or any of the Company Subsidiaries is a tenant, and the Company has made a true and complete copy of each such lease available to GSCP. The Company and each Company Subsidiary is in peaceful and undisturbed possession of the space and/or estate under each lease under which it is a tenant, and there are no defaults by it as tenant thereunder, except for such disturbances or defaults that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         Section 5.13 Compliance with Laws; Authorizations. (a) The business of the Company and each of the Company Subsidiaries is being conducted in compliance with all applicable laws, including, without limitation, all insurance codes, laws, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure laws, ordinances, rules, regulations, decrees and orders of any Governmental Entity, and any other codes, laws, ordinances, rules, regulations, decrees and orders of any Governmental Entity relating to the offer and sale of the Company's and the Company Subsidiaries' products or services, the marketing of any such products or services to potential purchasers or subscribers thereto, or any joint venture with any other party relating to the foregoing, and all material notices, reports, documents and other information required to be filed thereunder within the last three years were properly filed and were in compliance with such laws, except, in each case, for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The representations and warranties contained in this Section 5.13 do not cover any matters covered by Sections 5.18, 5.19 or 5.20.

         (b) The Company, and each of the Company Subsidiaries, has all certificates of authority, approvals, authorizations, permits and licenses, including, without limitation, mortgage banking licenses, the use and exercise of which are necessary for the conduct of its business as now conducted ("Authorizations"), other than such Authorizations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The business of the Company and each of the Company
Subsidiaries has been and is being conducted in compliance with all such Authorizations, except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company after due inquiry or as would not reasonably be likely, individually or in the aggregate, to result in a Company Material Adverse Effect, all such Authorizations are in full force and effect, and there is no proceeding or investigation pending or threatened and no communication, whether written or oral, which would reasonably be expected to lead to the revocation, amendment, failure to renew, limitation, suspension or restriction of any such Authorization. Section 5.13(b) of the Company Disclosure Letter sets forth a list of each material Authorization.

         (c) Except as set forth in Section 5.13(c) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has entered into any agreements or stipulations with any Governmental Entity, and no judgments, decrees, injunctions, fines or orders of any Governmental Entity have been issued with respect to the Company and the Company Subsidiaries, which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

         Section 5.14 Regulatory Filings. The Company has made available for inspection by GSCP complete copies of all material registrations, filings and submissions made since January 1, 1997 by the Company or any of the Company Subsidiaries with any Governmental Entity and any reports of examinations issued since January 1, 1997 by any such Governmental Entity that relate to the Company or any of the Company Subsidiaries. The Company and the Company Subsidiaries have filed all reports, statements, documents, registrations, filings or submissions required to be filed by any of them with any Governmental Entity, except where the failure to file, in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect; and all such reports, statements, documents, registrations, filings or submissions were true, complete and accurate and complied with applicable law when filed except for such inaccuracies and noncompliance as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and, except as set forth in Section 5.14 of the Company Disclosure Letter, no material deficiencies have been asserted by any such Governmental Entity with respect to such reports, statements, documents, registrations, filings or submissions that have not been satisfied, except for such deficiencies as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         Section 5.15 Investments. (a) Section 5.15 of the Company Disclosure Letter sets forth a materially accurate and complete list of investments, including, without limitation, any securities, derivative instruments, repurchase agreements, options, forwards, futures or hybrid securities ("Company Investments") owned by the Company and the Company Subsidiaries as of September 30, 1998, together with the cost basis, book or amortized value, as the case may be, and investment rating as of September 30, 1998 of each such Company Investment. Except as set forth in Section 5.15 of the Company Disclosure Letter, the Company and the Company Subsidiaries have good and marketable title to the Company Investments.

         Section 5.16 Information in Proxy Statement. None of the information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement/Prospectus will, and the Proxy Statement/Prospectus (or any amendment thereof or supplement thereto) will not, at the date it becomes effective and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading , except that no representation is made by the Company with respect to statements made therein based on information supplied by GSCP or Acquisition in writing for inclusion in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

         Section 5.17 Brokers. Except as set forth in Section 5.17 of the Company Disclosure Letter, no person is entitled to any brokerage, financial advisory, finder's or similar fee or commission payable by the Company or any Company Subsidiary in connection with the Merger or the other transactions contemplated hereby based upon arrangements made by and on behalf of the Company.

         Section 5.18 Employee Benefit Plans; ERISA. (a) Section 5.18(a) of the Company Disclosure Letter sets forth a complete and accurate list of: (i) all severance, employment, consulting, change of control, retention and all other similar agreements between the Company or any Company Subsidiary and any current or former employee, agent, independent contractor, officer or director, (ii) all severance programs, policies and practices of the Company and each of the Company Subsidiaries, (iii) all plans or arrangements of the Company and each of the Company Subsidiaries relating to its respective  current or former employees,  agents,  independent  contractors, officers or directors that contain change in control provisions, including in all cases any and all amendments thereto, and (iv) all Company Benefit Plans. For purposes of this Agreement, "Company Benefit Plan" shall mean any pension, post-retirement benefit, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, equity-based award, retirement, vacation, disability, death benefit, hospitalization or other medical, dental, accident, disability, life or other insurance, supplemental unemployment benefits, material bonus, fringe and other welfare benefit plan, program, policy, agreement or arrangement, and each other employee benefit plan, program, agreement, arrangement or understanding providing benefits to any current or former employee, agent, independent contractor, officer or director of the Company or any of the Company Subsidiaries, whether written or unwritten, that is or has been maintained or established by the Company or any other Person that, together with the Company, is treated as a single employer under Section 414 of the Code (each a "Company Commonly Controlled Entity"), or to which the Company or any Company Commonly Controlled Entity contributes or is obligated or required to contribute or with regard to which the Company or any of its Company Commonly Controlled Entities has knowledge of any event, transaction or condition that would reasonably be expected to result in any material liability at the Effective Time.

         (b) With respect to each Company Benefit Plan, to the extent applicable, the Company and the Company Subsidiaries have heretofore made available or have caused to be made available to GSCP true and complete copies of the following documents: (i) a copy of each written Company Benefit Plan and a summary of the essential terms of each unwritten Company Benefit Plan, (ii) a copy of the most recent annual report on Form 5500 and actuarial report, if required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (iii) a copy of the most recent Summary Plan Description required under ERISA with respect thereto, (iv) if the Company Benefit Plan is funded through a trust or any third party funding vehicle, a copy of the trust or other funding agreement and the latest financial statements thereof, and (v) the most recent determination letter received from the IRS with respect to each Company Benefit Plan intended to qualify under Section 401 of the Code.

         (c) Except as set forth in Section 5.18(c) of the Company Disclosure Letter, (i) with respect to the Company Benefit Plans, no event has occurred and there exists no condition or set of circumstances, in connection with which the Company or any Company Commonly Controlled Entity could be subject to any liability under ERISA, the Code or any other applicable law (either directly or indirectly, including as a result of an indemnification obligation or any joint and several liability obligations) that, individually or in the aggregate, would result in a material liability to the Company or any of the Company Subsidiaries, (ii) no Company Benefit Plan is a multi-employer plan within the meaning of Section 3(37) of ERISA, (iii) each Company Benefit Plan has been administered substantially in accordance with its terms, and all the Company Benefit Plans have been operated and are in material compliance with the applicable provisions of ERISA, the Code and all other applicable laws and the terms of all applicable collective bargaining agreements except in so far as a failure to so comply, whether individually or collectively, would not result in a material liability to the Company or any of the Company Subsidiaries, (iv) with respect to each plan intended to be a qualified plan under Section 401(a) of the Code, the IRS has issued a favorable determination letter with respect to the qualification of each such Company Benefit Plan and its related trust, if any, and the IRS has not taken any action to revoke any such letter and the Company knows of no event that has occurred since the date of such determination that would reasonably be expected to result in the disqualification of such plan and (v) there are no pending or, to the knowledge of the Company, threatened or anticipated actions, suits, claims, assessments, complaints, proceedings or investigations of any kind in any court or governmental agency with respect to any Company Benefit Plan (other than routine claims for benefits) that could reasonably be expected to result in a material liability to the Company or the Company Subsidiaries.

         (d) Except as set forth in Section 5.18(d) of the Company Disclosure Letter, (i) no Company Benefit Plan provides for medical benefits (whether or not insured) to be made available with respect to current or former employees, agents, officers, directors or independent contractors (or any dependent of any of them) after retirement or other termination of service (other than (x) coverage mandated by applicable law or (y) benefits the full cost of which is borne by the current or former employee, agent, officer, director or independent contractor), and (ii) the consummation of the transactions contemplated by this Agreement will not (x) entitle any current or former employee, agent, independent contractor, director or officer of the Company or any of the Company Subsidiaries or any Company Commonly Controlled Entity to severance pay, golden parachute payment, or any other payment from the Company or a Company Subsidiary, except as expressly provided in this Agreement, (y) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee, agent, independent contractor, director or officer, or (z) constitute a "change in control" under any Company Benefit Plan.

         (e) Section 5.18(e) of the Company Disclosure Letter sets forth a complete and accurate list of all Company Stock Options outstanding as of the date of this Agreement (including the name of the Company Stock Option holder and such person's relationship to the Company and the Company Subsidiaries, the vesting schedules, exercise periods and exercise prices thereof and of all Company stock appreciation rights ("Company SAR's") outstanding as of the date of this Agreement (including the name of the Company SAR holder and such person's relationship to the

Company and the Company Subsidiaries) and the reference market prices thereof.

         Section  5.19 Labor and  Employee  Relations.  Except as  disclosed  in
Section 5.19 of the Company Disclosure Letter, none of the employees of the Company or the Company Subsidiaries are represented by any labor organization and, to the knowledge of the Company, no union claims to represent these employees have been made. Neither the Company nor any of the Company Subsidiaries is a party to any collective bargaining or other labor union contract applicable to persons employed by the Company or any of the Company Subsidiaries, and no collective bargaining agreement is being negotiated by the Company or Company Subsidiaries. There is no labor dispute, strike or work stoppage against the Company or Company Subsidiaries pending, or to the knowledge of the Company, threatened except for such routine disputes and grievances as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company, the Company and Company Subsidiaries are not, and have not been, engaged in any unfair labor practices as defined in the National Labor Relations Act or similar applicable law, ordinance or regulation, nor is there pending any unfair labor practice charge, except for such as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         Section 5.20 Environmental Matters. (a) Except as disclosed in Section 5.20(a) of the Company Disclosure Letter or as would not reasonably be likely to have a Company Material Adverse Effect, (i) each of the Company and the Company Subsidiaries is and has been in compliance in all respects with and, has no existing liabilities under, and (ii) there are no written claims or notice by any person received by the Company or any of the Company Subsidiaries that any of the Company or the Company Subsidiaries has not been in compliance in all respects with or has any existing liabilities under all applicable laws, rules, regulations, common law, ordinances, decrees, orders and other binding legal requirements relating to pollution, the preservation of the environment, and the exposure to materials in the environment or the work place ("Environmental Laws") with respect to property owned, leased or operated by the Company or any of the Company Subsidiaries. Except as would not reasonably be likely to have a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries is subject to any decrees, orders, decisions of arbitrators or judgments that impose requirements, restrictions or liabilities under, or penalties for violations of, any Environmental Laws or the aforementioned requirements or restrictions.

         (b) Except as disclosed in Section 5.20(b) of the Company Disclosure Letter, with respect to currently owned property and all property formerly owned, leased or operated by the Company or any of the Company Subsidiaries, including foreclosure property, to the knowledge of the Company after due inquiry, there are no past or present actions, conditions or occurrences that could form the basis of any claim under

Environmental Laws against, or liability under such laws of, the Company or any of the Company Subsidiaries, except for such claims or liabilities which in the aggregate would not reasonably be expected to result in a Company Material Adverse Effect.

         Section 5.21 Opinion of Financial Advisor. The Company has received a written opinion from Donaldson, Lufkin & Jenrette Securities Corporation and the Special Committee of the Board of Directors has received a written opinion from J.P. Morgan Securities Inc., both dated as of the date hereof, to the effect that the investment to be made by GSCP or its affiliates in the Company pursuant to the terms of this Agreement, the Initial Loan Agreement, Amendment No. 1 and the Loan Agreement is fair to the shareholders of the Company from a financial point of view, and the Company has received the permission of Donaldson, Lufkin & Jenrette Securities Corporation and J.P. Morgan Securities Inc. to include such opinions in the Proxy Statement/Prospectus.

         Section 5.22 Contracts. (a) Section 5.22 of the Company Disclosure Letter sets forth a list of all contracts, agreements, arrangements or understandings (written or oral) ("Contracts") to which the Company or any of the Company Subsidiaries is a party or by which it or any of them is bound and which are not set forth as exhibits to any of the Company SEC Reports and which:

         (i) require the payment by or to the Company or the Company Subsidiaries of amounts in excess of $50,000 per annum or are joint venture or strategic alliance or similar agreements, except for (x) mortgage loans purchased or originated in the ordinary course of business, (y) Contracts of the types specified in clauses (i) - (iv) of Section 5.18(a), or (z) agency, dealer, correspondent, sales representative, marketing and similar agreements entered into in the ordinary course of business;

         (ii) restrict the Company or any of the Company Subsidiaries from engaging in any line of business in any geographic area or competing with any person or entity or restricting the ability of the Company or the Company Subsidiaries to acquire equity securities of any person or entity;

         (iii) are employment, consulting or severance contracts applicable to any employee, officer, director, consultant or shareholder of the Company or the Company Subsidiaries, other than any contract which by its terms the Company or any Company Subsidiary may terminate on not more than 60 days' notice without liability;

         (iv) were entered into in connection with an acquisition, sale, lease, license, disposition or similar agreement of or regarding another entity, block of business, real property or other assets or property by the Company or any Company Subsidiary either not in the ordinary course of business (separately identifying any such Contract which includes a continuing payment or indemnity obligation), or which pertain to any such assets or property which have a value greater than $500,000, except for mortgage loans purchased or originated in the ordinary course of business;

         (v) is an evidence of any indebtedness for borrowed money of the Company or any of the Company Subsidiaries, including without limitation, any note, bond, mortgage, deed of trust, credit agreement, loan agreement, security agreement, or indenture;

         (vi) is an intercompany agreement, including without limitation, any tax sharing, expense sharing, employee leasing or other similar agreement;

         (vii) were entered into in connection with securitizations or pools of mortgage loans, including, without limitation, any mortgage sale agreement or mortgage servicing agreement to which the Company or any Company Subsidiary is a party (the "Mortgage Servicing Agreements") relating thereto and any documentation evidencing the rights in respect of interest only or residual certificates owned by the Company or any Company Subsidiary; any such agreements described in the preceding clause that were entered into in the ordinary course of business may be described in Section 5.22 of the Company Disclosure Letter in summary form but shall be subject to Section 5.22(b) hereof; or

         (viii) is a management, administrative services, data processing or software licensing Contract, excluding off-the-shelf software licenses; (the contracts in clause (i)-(viii), together with the Contracts filed as exhibits to the Company SEC Reports, collectively, the "Company Contracts").

         (b) With respect to each of the Company Contracts, to the knowledge of the Company, except as disclosed in Section 5.22 of the Company Disclosure
Letter: such contract is (assuming due power and authority of, and due execution and delivery by, the other party or parties thereto) valid and binding upon the Company or any Company Subsidiary party thereto and, to the Company's knowledge, the other party thereto and is in full force and effect.

         Section 5.23 Intellectual Property. The Company and/or each of the Company Subsidiaries owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials that are used in the business of the Company and the Company Subsidiaries as currently conducted, except for any such failures to own, be licensed or possess that are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect, and to the knowledge of the Company all patents, trademarks, trade names, service marks and copyrights held by the Company and/or the Company Subsidiaries are valid and subsisting. The Company does not know of any claim or any infringement or similar violation that could give rise to any claim against the use by the Company or any of the Company Subsidiaries of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of the Company or any of the Company Subsidiaries as currently conducted or as proposed to be conducted which would reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

         Section 5.24 Voting Requirements; Takeover Statutes. (a) The affirmative vote of the holders of a majority of the voting power of all outstanding shares of the Company Common Stock, voting as a single class, at the Special Meeting (the "Shareholder Approval") and the approval of the GSCP Funds and Travelers Casualty and Surety Company as holders of the Company Preferred Stock are the only votes of the holders of any class or series of the Company's capital stock necessary to approve and adopt this Agreement, the Merger and the other transactions contemplated by this Agreement.

         (b) The Board of Directors of the Company, acting on the unanimous recommendation of the Special Committee, has approved the terms of this Agreement and the consummation of the Merger, and such approval is sufficient to render inapplicable to the Merger the provisions of Sections 607.0901 and
607.0902 of the FBCA. No other state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement, or any of the other transactions contemplated hereby, and no provision of the Articles of Incorporation, By-laws or other governing instruments of the Company or any of the Company Subsidiaries would, directly or indirectly, restrict or impair the ability of GSCP to vote, or otherwise to exercise the rights of a shareholder with respect to, shares of the Company and the Company Subsidiaries that may be acquired or controlled by GSCP.

         Section 5.25 Disclosure. To the Company's knowledge, no representation or warranty by the Company or the Company Subsidiaries contained in or made in any certificate delivered pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements herein or therein not misleading.

         Section 5.26 Transactions with Affiliates. Except as set forth in Section

5.26 of the Company Disclosure Letter or as disclosed in any of the Company SEC Reports, neither the Company nor any Company Subsidiary has entered into any material transaction, contract or arrangement with an Affiliate (other than the Company, any Company Subsidiary, GSCP or the GSCP Funds) (i) since January 1, 1998 or (ii) prior to January 1, 1998 and in respect of which either the Company or a Company Subsidiary has or may in the future have continuing obligations.

         "Affiliate" or "affiliate" shall mean a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person, including but not limited to a subsidiary of the first Person, a Person of which the first Person is a subsidiary, or another subsidiary of a Person of which the first Person is also a subsidiary. "Control" (including the terms "controls" "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

         Section 5.27 Discontinued Operations. Section 5.27 of the Company Disclosure Letter accurately describes all of the businesses and operations that
(i) have been dissolved, sold, transferred or otherwise disposed of by the Company, any Company Subsidiary or any former subsidiary of the Company, any Company Subsidiary, or any predecessor thereto and (ii) were businesses and operations of the Company, any Company Subsidiary or any former subsidiary of the Company or any predecessor thereto, in either case, in respect of which any of them may have any continuing material liability or obligation.


                                   ARTICLE VI
                     CONDUCT OF BUSINESS PENDING THE MERGER

         Section 6.1 Conduct of Business by the Company Pending the Merger. From the date hereof until the Effective Time, unless GSCP shall otherwise agree in writing, or except as set forth in Section 6.1 of the Company Disclosure Letter or as otherwise contemplated by this Agreement, the Company and the Company Subsidiaries shall conduct their respective businesses solely in the ordinary course and shall use all commercially reasonable efforts to preserve intact their business organizations and relationships with third parties (including but not limited to their respective relationships with policyholders and agents), to keep available the services of their present officers and key employees, subject to the terms of this Agreement. Except as set forth in Section 6.1 of the Company Disclosure Letter or as otherwise provided in this Agreement, from the date hereof until the Effective Time, without the prior written consent of GSCP:

         (a) the Company  shall not and shall not permit any Company

Subsidiary to adopt or propose any change in its Articles of Incorporation or Bylaws;

         (b) the Company shall not declare, set aside or pay any dividend or other distribution with respect to or acquire any shares of capital stock of the Company, or split, combine or reclassify any of the Company's capital stock, and the Company and the Company Subsidiaries shall not repurchase, redeem or otherwise acquire any shares of capital stock or other securities of, or other ownership interests in, the Company;

         (c) the Company shall not, and shall not permit any Company Subsidiary to, merge or consolidate with any other person or (except in the ordinary course of business after notice to GSCP) acquire a material amount of assets of any other person;

         (d) the Company shall not, and shall not permit any Company Subsidiary to, enter into or terminate any material contract, agreement, commitment, or understanding other than agreements entered into with unaffiliated third parties, on an arms-length basis and in the ordinary course of business constituting marketing affiliation and sales agreements on terms comparable with its existing agreements of such nature;

         (e) the Company shall not, and shall not permit any Company Subsidiary to, sell, lease, license or otherwise surrender, relinquish or dispose of (i) any material facility owned or leased by the Company or any Company Subsidiary or (ii) any assets or property which are material to the Company and the Company Subsidiaries, taken as a whole, except pursuant to existing contracts or commitments, or in the ordinary course of business after notice to GSCP;

         (f) the Company shall not, and shall not permit any Company Subsidiary to, sell, lease, license or otherwise surrender, relinquish or dispose of the assets described on Schedule 6.1(f) hereto;

         (g) the Company shall not, and shall not permit any Company Subsidiary to, settle any material audit, make or change any material Tax election or file amended Tax Returns unless required by law or such settlement results in a refund to the Company and in each case the Company notifies GSCP at least five days prior to the date any such action is taken;

         (h) the Company and the Company Subsidiaries shall not issue any capital stock or other securities or enter into any amendment of any material term of any outstanding security of the Company, except upon the exercise of stock options existing on the date hereof, and the Company and the Company Subsidiaries shall not incur any material indebtedness except in the ordinary course of business pursuant to existing credit facilities or arrangements, amend or otherwise increase, accelerate the payment or vesting of the amounts payable or to become payable under or fail to make any required contribution to, any Company Benefit Plan or materially increase any non-salary benefits payable to any employee or former employee, except in the ordinary course of business consistent with past practice, as required by applicable law or as otherwise permitted by this Agreement;

         (i) except in the ordinary course of business consistent with past practice, as may be required by applicable law or as may be necessary for compliance under Section 401(a) of the Code, if applicable, the Company shall not, and shall not permit any Company Subsidiary to (i) grant Options, Company SAR's or other equity-related awards; (ii) grant any increase in the compensation, bonus, severance, termination pay or other benefits of any former or current employee, agent, consultant, officer or director of the Company or any Company Subsidiary; (iii) enter into or amend any employment agreement, deferred compensation, consulting, severance, termination, indemnification or any other such agreement with any such former or current employee, agent, consultant, officer or director of the Company or any Company Subsidiary; or
(iv) amend, adopt or terminate any Company Benefit Plan;

         (j) the Company shall not change any method of accounting or accounting practice by the Company or any Company Subsidiary, except for any such change required by GAAP;

         (k) the Company shall not, and shall not permit any Company Subsidiary to, conduct material transactions in Company Investments except in compliance in all material respects with the investment policies of the Company and any such Company Subsidiary established from time to time in the ordinary course of business and in all material respects all applicable laws and regulations;

         (l) the Company shall not, and shall not permit any Company Subsidiary to, enter into any agreement to purchase, or to lease for a term in excess of one year, any real property, provided that the Company, or any Company Subsidiary, (i) may as a tenant, or a landlord, renew any existing lease for a term not to exceed eighteen months and (ii) nothing herein shall prevent the Company, in its capacity as a landlord, from renewing any lease pursuant to an option granted prior to the date hereof;

         (m) the Company shall not, and shall not permit any Company Subsidiary to, enter into any transaction, contract or arrangement whatsoever with an Affiliate (other than the Company or any Company Subsidiary), except transactions in the ordinary course of business consistent with past practice pursuant to pre-existing contracts disclosed in Section 5.26 of the Company Disclosure Letter or disclosed in the

Company SEC Reports;

         (n) the Company shall not release any third party from any material obligation, or grant any consent, under any confidentiality or other agreement, or fail to fully enforce any such agreement, except in the ordinary course of business;

         (o) without the prior consent of GSCP, which shall not be unreasonably withheld or delayed, enter into any securitization or pool of mortgage loans purchased, originated or serviced by the Company or any Company Subsidiary ("Mortgage Loans") or sale of whole Mortgage Loans in bulk transactions; and

         (p) the Company shall not, and shall not permit any Company Subsidiary to, agree or commit to do any of the foregoing.


                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

         Section 7.1 Access and Information. The Company shall afford to GSCP and its financial advisors, legal counsel, accountants, consultants, financing sources, and other authorized representatives access upon reasonable notice and during normal business hours throughout the period prior to the Effective Time to all of the books, records, properties, plants and personnel of the Company and the Company Subsidiaries and, during such period, shall furnish as promptly as practicable to GSCP (a) a copy of each report, schedule and other document filed or received by it pursuant to the requirements of federal securities laws, and (b) all other information as such other party reasonably may request, provided that no investigation pursuant to this Section 7.1 shall affect any representations or warranties made herein or the conditions to the obligations of GSCP and Acquisition to consummate the Merger.

         Section 7.2 Solicitation. (a) Unless the Company complies with Section 7.2(c), the Company shall not, nor shall it permit any of the Company
Subsidiaries  to, nor shall it  authorize  or permit any  officer,  director  or employee of or any investment banker, attorney or other advisor or representative of, the Company or any of the Company Subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Takeover Proposal (as defined in Section 7.2(e)), (ii) enter into any agreement with respect to any Takeover Proposal or give any approval of the type referred to in
Section 5.24(b) with respect to any Takeover Proposal or (iii) continue or participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal. At any time prior to, but at no time subsequent to, the receipt of the Shareholder Approval, the Company may, subject to compliance with Section 7.2(c), (i) solicit, initiate or encourage a Takeover Proposal of the sort referred to in clause (x) of Section 7.2(e) that involves consideration to the Company's shareholders with a value that the Company's Board of Directors reasonably believes, based on advice from the Company's independent outside financial advisor, is superior to the consideration to the Company provided for in the Merger, and (ii) furnish information with respect to the Company pursuant to a customary confidentiality agreement to any person making such proposal and (iii) participate in negotiations or discussions regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal.

         (b) Neither the Board of Directors of the Company nor any committee thereof (including the Special Committee) shall (x) withdraw or modify, or propose to withdraw or modify, in a manner adverse to GSCP, the approval or recommendation by such Board of Directors or such committee (including the Special Committee) of this Agreement or the Merger or (y) approve or recommend, or propose to approve or recommend, any Takeover Proposal except in connection with a Superior Proposal (as defined in Section 7.2(e)) and then only at or after the termination of this Agreement pursuant to and in accordance with
Section 9.3.

         (c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 7.2, the Company promptly shall advise GSCP orally and in writing of any Takeover Proposal, the identity of the person making any such Takeover Proposal, and all the material terms and conditions thereof and promptly shall provide GSCP with a true and complete copy of such Takeover Proposal, if in writing. The Company shall keep GSCP fully informed of the status and material details (including material amendments or proposed amendments) of any such Takeover Proposal.

         (d) Nothing contained in this Section 7.2 shall prohibit the Company from taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act; provided, however, neither the Company nor its Board of Directors nor any committee thereof (including the Special Committee) shall, except as permitted by Section 7.2(b), withdraw or modify, or propose to withdraw or modify, its position with respect to this Agreement or the Merger or approve or recommend, or propose to approve or recommend, a Takeover Proposal.

         (e) As used in this Agreement: "Superior Proposal" means a bona fide written Takeover Proposal (x) to acquire, directly or indirectly, for consideration consisting of cash and/or securities and/or the contribution or combination of assets by merger or otherwise, more than 50% of the shares and/or voting power of Company Common Stock then outstanding or all or substantially all the assets of the Company, (y) otherwise on terms which the Board of Directors of the Company decides in its good faith reasonable judgment to be more favorable to the Company's shareholders than the Merger (based on the advice with only customary qualifications, of the Company's independent financial advisor that the value of the consideration provided for in such proposal is superior to the value of the consideration provided for in the Merger), for which financing, to the extent required, is then committed or which, in the good faith reasonable judgment of the Board of Directors, based on advice from the Company's independent financial advisor, is reasonably capable of being obtained by such third party and (z) which the Board of Directors determines, in its good faith reasonable judgment, is reasonably likely to be consummated without undue delay; and "Takeover Proposal" means any written proposal for a merger, consolidation or other business combination involving the Company or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in any more than 15% of the voting power of, or a substantial portion of the assets of, the Company and/or the Company Subsidiaries, taken as a whole, other than the Merger and the other transactions contemplated by this Agreement.

         Section 7.3 Filings; Other Action. Subject to the terms and conditions herein provided, as promptly as practicable, the Company, Acquisition and GSCP shall: (i) promptly make all filings and submissions under the HSR Act and all filings required by the regulatory authorities of any of the several states, the District of Columbia and the Commonwealth of Puerto Rico, and deliver notices and consents to jurisdiction to Governmental Entities, each as reasonably may be required to be made in connection with this Agreement, the Merger and the other transactions contemplated hereby, (ii) use all reasonable efforts to cooperate with each other in (A) determining which filings are required to be made prior to the Effective Time with, and which material consents, approvals, permits, notices or authorizations are required to be obtained prior to the Effective Time from, Governmental Entities of the United States, the several states or the District of Columbia, the Commonwealth of Puerto Rico and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby and
(B) timely making all such filings and timely seeking all such consents, approvals, permits, notices or authorizations, and (iii) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary or appropriate to consummate the Merger and the other transactions contemplated hereby as soon as practicable. In connection with the foregoing, the Company will, and will cause each Company Subsidiary to, provide GSCP and Acquisition, and GSCP and Acquisition will provide the Company, with copies of correspondence, filings or communications (or memoranda setting forth the substance thereof) between such party or any of its representatives, on the one hand, and any Governmental Entity or members of their respective staffs, on the other hand, with respect to this Agreement, the Merger and the other transactions contemplated hereby and thereby. Each of GSCP, Acquisition and the Company acknowledge that certain actions may be necessary with respect to the foregoing in making notifications and obtaining clearances, consents, approvals, waivers or similar third party actions which are material to the consummation of the Merger and the other transactions contemplated hereby, and each of GSCP, Acquisition and the Company agree to take such action as is necessary to complete such notifications and obtain such clearances, approvals, waivers or third party actions, provided, however, that nothing in this Section 7.3 or elsewhere in this Agreement shall require any party hereto to incur expenses in connection with the Merger and the other transactions contemplated hereby which are not reasonable under the circumstances in relation to the size of the Merger and the other transactions contemplated hereby or require GSCP, Acquisition, the Surviving Corporation, the Company or any Company Subsidiary to hold separate, or make any divestiture of, any asset or otherwise agree to any material restriction on their operations in order to obtain any waiver, consent or approval required by this Agreement if, in the case of the Company or any Company Subsidiary, such divestiture or restriction would reasonably be likely to have a Company Material Adverse Effect.

         Section 7.4 Public Announcements. GSCP and Acquisition, on the one hand, and the Company, on the other hand, agree that they will not issue any press release or otherwise make any public statement with respect to this Agreement or the Merger and the other transactions contemplated hereby without the prior approval of the other party (which approval will not be unreasonably withheld or delayed), except as may be required by applicable law.

         Section 7.5 NASDAQ Listing. The Company shall as promptly as reasonably practicable prepare and submit to the NASDAQ National Market System a listing application covering the shares of Surviving Corporation Common Stock to be issued in connection with the Merger and this Agreement and shall use all reasonable efforts to obtain, prior to the Effective Time, approval for the listing of such shares, subject to official notice of issuance. The Company shall use all reasonable efforts to maintain its current listing on the NASDAQ National Market System. If within 30 days of the date hereof the closing bid price of the Company Common Stock on the NASDAQ National Market System is not equal to or greater than $1.00 for at least ten consecutive trading days, the Board of Directors of the Company shall effect a combination of the Company Common Stock pursuant to Section 607.10025 of the FBCA (the "Reverse Split") pursuant to which each share of Company Common Stock outstanding prior to the Reverse Split shall represent 0.2 shares of Company Common Stock subsequent to the Reverse Split. In connection with the Reverse Split, the Board of Directors of the Company shall amend the Articles of Incorporation of the Company to decrease the number of authorized shares of Company Common Stock so that the percentage of authorized shares of Company Common Stock remaining unissued after the Reverse Split does not exceed the percentage of authorized shares of Company Common Stock that were unissued before the Reverse Split. Any fractional shares of the Company Common Stock resulting from the Reverse Split shall remain outstanding. For the avoidance of doubt, any such Reverse Split shall constitute an Adjustment Event pursuant to Section 3.4 hereof.

         Section 7.6 Company Indemnification Provision. Acquisition agrees that all rights to indemnification existing in favor of the present or former directors, officers, employees, fiduciaries and agents of the Company or any of the Company Subsidiaries (collectively, the "Indemnified Parties") as provided in the Company's Articles of Incorporation or Bylaws or the Certificate or Articles of Incorporation, Bylaws or similar organizational documents of any of the Company Subsidiaries as in effect as of the date hereof or pursuant to the terms of any indemnification agreements entered into between the Company and any of the Indemnified Parties with respect to matters occurring prior to the Effective Time shall survive the Merger and shall continue in full force and effect (without modification or amendment, except as required by applicable law or except to make changes permitted by law that would enlarge the Indemnified Parties' right of indemnification), to the fullest extent and for the maximum term permitted by law, and shall be enforceable by the Indemnified Parties against the Surviving Corporation. At the Closing the Surviving Corporation shall expressly and directly assume by written instrument all such obligations. GSCP shall cause to be maintained in effect for not less than six years from the Effective Time the current policies of the directors' and officers' liability insurance maintained by the Company (provided that GSCP may substitute therefor policies of at least equivalent coverage containing terms and conditions which are not materially less advantageous) with respect to matters occurring prior to the Effective Time, provided that in no event shall GSCP or the Surviving Corporation be required to expend to maintain or procure insurance coverage pursuant to this Section 7.6 any amount per annum in excess of 300% of the aggregate premiums paid in 1998 on an annualized basis for such policies. In the event the payment of such amount for any year is insufficient to maintain such insurance or equivalent coverage cannot otherwise be obtained, the Surviving Corporation shall purchase as much insurance as may be purchased for the amount indicated. The provisions of this Section 7.6 shall survive the consummation of the Merger and expressly are intended to benefit each of the Indemnified Parties.

         Section 7.7 Comfort Letter. The Company shall use all reasonable efforts to cause PricewaterhouseCoopers LLP or their successor, the Company's independent accountants, and/or any other relevant auditors, to deliver to GSCP a letter dated as of the date of the Proxy Statement/Prospectus and addressed to GSCP, in form and substance reasonably satisfactory to GSCP, in connection with the procedures undertaken by them with respect to the financial statements and other financial information of the Company and the Company Subsidiaries contained in the Registration Statement and the other matters contemplated by AICPA Statement No. 72 and customarily included in comfort letters relating to transactions similar to the Merger.

         Section 7.8 Tax Matters. The parties intend the Merger to qualify as a reorganization under Section 368(a)(1)(E) of the Code; each party and its affiliates shall use all reasonable efforts to cause the Merger to so qualify; neither party nor any affiliate shall take any action that would reasonably be expected to cause the Merger not to so qualify; and the parties will take the position for all purposes that the Merger so qualifies, unless required to do otherwise pursuant to a determination within the meaning of Section 1313(a) of the Code. The Company and GSCP shall each reasonably cooperate in connection with obtaining the opinions of special counsel described in Sections 8.2(b) and 8.3(b) including, without limitation, providing to special counsel such representations as are reasonably required by special counsel to enable them to render such opinions.

         Section 7.9 Additional Matters. (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using all reasonable efforts to obtain all necessary waivers, consents and approvals in connection with the Governmental Requirements and any other third party consents and to effect all necessary registrations and filings. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of GSCP, Acquisition, the Company and the Surviving Corporation shall take all such necessary action.

         (b) At all times prior to the Closing, (i) the Company shall promptly notify GSCP in writing of any fact, condition, event or occurrence that could reasonably be expected to result in the failure of any of the conditions contained in Sections 8.1 and 8.3 to be satisfied, promptly upon becoming aware of the same and (ii) GSCP shall promptly notify the Company in writing of any fact, condition, event or occurrence that could reasonably be expected to result in the failure of any of the conditions contained in Sections 8.1 and 8.2 to be satisfied, promptly upon becoming aware of the same.

         Section 7.10 Shareholder Litigation. Each of the Company and GSCP shall give the other the reasonable opportunity to participate at its sole cost and expense in the defense of any shareholder litigation against the Company or GSCP, as applicable, and its directors relating to the transactions contemplated by this Agreement.

         Section 7.11 Funding of Acquisition. The GSCP Funds shall, at the Effective Time, enter into the Loan Agreement with the Surviving Corporation pursuant to the commitment letter in the form attached hereto as Exhibit D and perform their respective obligations thereunder to fund the Additional Advance.

         Section 7.12 Disclosure Letters. From time to time prior to the Effective Time, each of GSCP and the Company may supplement or amend the Acquisition Disclosure Letter or the Company Disclosure Letter, as the case may be, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described therein or that is necessary to complete or correct any information therein that is or has been rendered untrue, inaccurate, incomplete or misleading. Delivery of such supplements shall be for informational purposes only and shall not expand or limit the rights or affect the obligations of any party hereunder, and such supplements shall not constitute a part of the Acquisition Disclosure Letter or Company Disclosure Letter, as the case may be, for purposes of this Agreement.

         Section 7.13 Amendment to Preferred Stock Agreement. At or prior to the Effective Time, the Company and the GSCP Funds shall enter into Amendment No. 1 to the Preferred Stock Purchase and Option Agreement, dated July 14, 1998, among GSCP, GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Travelers Casualty and Surety Company and the Company, which shall be in the form attached hereto as Exhibit C.


                                  ARTICLE VIII
                    CONDITIONS TO CONSUMMATION OF THE MERGER

         Section 8.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction, or written waiver by such party, at or prior to the Effective Time of the following conditions:

         (a) any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the Department of Justice or Federal Trade Commission challenging or seeking to enjoin the consummation of this transaction, which action shall not have been withdrawn or terminated;

         (b) no statute, rule, regulation, executive order, decree, ruling or preliminary or permanent injunction shall have been enacted, entered, promulgated or enforced by any federal or state court or governmental authority having jurisdiction which prohibits, restrains, enjoins or restricts consummation of the Merger;

         (c) each of the Company, the Company Subsidiaries, Acquisition and GSCP shall have made such filings, and obtained such material permits, authorizations, consents, or approvals, required by Governmental Requirements to consummate the transactions contemplated hereby, and the appropriate forms shall have been executed, filed and approved as required by the Governmental Requirements; and

         (d) this Agreement, the Merger and the other transactions contemplated hereby shall have been adopted and approved by the requisite vote of the shareholders of the Company in accordance with the applicable provisions of the FBCA (the "Requisite Vote").

         Section 8.2 Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following additional conditions:

         (a) Each of GSCP and Acquisition shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time, including the obligations pursuant to Section
7.11 hereof; the representations and warranties of GSCP and Acquisition contained in this Agreement which are qualified with respect to materiality shall be true and correct in all respects, and such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time except as contemplated by the Acquisition Disclosure Letter and this Agreement; and the Company shall have received a certificate of the Chairman of the Board, the President or the Chief Financial Officer of the general partner of GSCP as to the satisfaction of this condition; and

         (b) The Company shall have received an opinion from Kramer Levin Naftalis & Frankel LLP, special counsel to the Company, dated the Effective Time, to the effect that, on the basis of certain facts, representations and assumptions set forth in such opinion, the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering the opinion described in the preceding sentence, such counsel may require and rely upon representations contained in certificates of officers of GSCP and the Company and their respective subsidiaries.

         Section 8.3 Conditions to Obligations of GSCP and Acquisition to Effect the Merger. The obligations of GSCP and Acquisition to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following additional conditions:

         (a) the Company shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the

Effective Time; and the representations and warranties of the Company contained in this Agreement which are qualified with respect to materiality shall be true and correct in all respects, and such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time, except as contemplated by the Company Disclosure Letter or this Agreement and except that representations and warranties that are made as of a specific date shall have been true and correct in all material respects as of such specified date; and GSCP shall have received a certificate of the Chairman of the Board, the President or the Chief Financial Officer of the Company as to the satisfaction of this condition;

         (b) GSCP shall have received an opinion from Debevoise & Plimpton, special counsel to GSCP, dated the Effective Time, to the effect that, on the basis of certain facts, representations and assumptions set forth in such opinion, the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering the opinion described in the preceding sentence, such counsel may require and rely upon representations contained in certificates of officers of GSCP and the Company and their respective subsidiaries;

         (c) each person serving as a director of the Company immediately prior to the Effective Time, shall have delivered to the Company an irrevocable resignation from such position, effective as of the Effective Time;

         (d) since the date of this Agreement, there shall not have occurred or be continuing any event, condition or set of circumstances which, individually or in the aggregate, has had or is reasonably likely to result in a Company Material Adverse Effect;

         (e) the third party consents listed on Schedule 8.3(e) hereto shall have been obtained and all other third party consents shall have been obtained other than consents the failure of which to be obtained would not reasonably be expected to have a Company Material Adverse Effect;

         (f) holders of the Company Common Stock representing, in the aggregate, not more than 10% of the Company Common Stock outstanding, shall have exercised dissenters' rights by delivering notice to the Company of an intent to demand payment for such shares pursuant to the Dissenters Statute;

         (g) the Company shall have entered into employment agreements with the employees identified on Schedule 8.3(g) hereto effective as of the Effective Time, in form and substance satisfactory to GSCP; and

         (h) each of the Amended and Restated Intercreditor Agreements listed on Schedule 8.3(h) hereto shall remain in full force and effect and the Standstill Period (as defined therein) shall not have terminated, and there shall not have occurred any event which, after notice or passage of time or both, would permit the termination of the Standstill Period thereunder.


                                   ARTICLE IX
                                   TERMINATION

         Section 9.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time by mutual written agreement of GSCP and the Company.

         Section 9.2 Termination by Either GSCP or the Company. This Agreement may be terminated and the Merger may be abandoned by action of either GSCP or the Board of Directors of the Company if (a) this Agreement, the Merger and the other transactions contemplated hereby shall fail to receive the Requisite Vote for approval and adoption by the shareholders of the Company at the Special Meeting, (b) the Merger shall not have been consummated on or before June 30, 1999; provided, however, that this Agreement may be extended (i) by the mutual written agreement of GSCP and the Company, or (ii) by written notice of either GSCP or the Company to a date no later than September 30, 1999, if the Merger shall not have been consummated as a direct and principal result of the conditions in Sections 8.1(a) or 8.1(c) not having been satisfied by such date, or (c) a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to clause (b) shall not be in material violation of any of its representations, warranties or covenants set forth in this Agreement, and the party seeking to terminate this Agreement pursuant to clause (c) shall have used all reasonable efforts to remove such injunction, order or decree.

         Section 9.3 Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the adoption and approval of the Merger and this Agreement by the shareholders of the Company referred to in Section 2.1, by action of the Board of Directors of the Company, if prior to the Special Meeting, the Board of Directors of the

Company has withdrawn, or modified or changed in a manner adverse to GSCP and Acquisition its approval or recommendation of this Agreement or the Merger in order to approve and permit the Company to execute a definitive agreement relating to a Superior Proposal; provided, however, that prior to any such withdrawal, modification, change or termination, the Company shall, and shall cause its respective financial and legal advisors to, negotiate in good faith with GSCP and Acquisition to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated herein on such adjusted terms.

         Section 9.4 Termination by GSCP. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of GSCP, if (a) there has been a breach by the Company or a Company Subsidiary of any representation or warranty contained in this Agreement which would have or would reasonably be likely to have a Company Material Adverse Effect and is not cured, if curable within thirty (30) days after notice; (b) there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of the Company or a Company Subsidiary, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach given by GSCP to the Company; or (c) the Board of Directors of the Company shall have withdrawn, modified or changed in a manner adverse to GSCP and Acquisition its approval or recommendation of this Agreement or the Merger or shall have recommended a Takeover Proposal, or shall have executed an agreement in principle (or similar agreement) or definitive agreement providing for a Takeover Proposal or other business combination with a person or entity other than Acquisition.

         Section 9.5 Effect of Termination and Abandonment. (a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this
Article IX, written notice thereof shall as promptly as practicable be given to the other party to this Agreement and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:
(i) there shall be no liability or obligation on the part of GSCP, Acquisition, the Company or the Company Subsidiaries or their respective officers and directors, and all obligations of the parties shall terminate, except for the obligations of the parties pursuant to this Section 9.5, except for the provisions of Sections 4.11, 5.17, 7.4, 10.4, 10.5, 10.6, 10.10, 10.11 and 10.12
and except that a party who is in material breach of its representations, warranties, covenants or agreements set forth in this Agreement shall be liable for damages occasioned by such breach, including without limitation any expenses incurred by the other party in connection with this Agreement and the transactions contemplated hereby, and (ii) all filings, applications and other submissions made pursuant to the transactions contemplated by this Agreement shall, to the extent practicable, be withdrawn from the agency or person to which made.

                                    ARTICLE X
                               GENERAL PROVISIONS

         Section 10.1 Survival of Representations, Warranties and Agreements. No representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement, shall survive beyond the Effective Time, other than those covenants and agreements which by their express terms apply in whole or in part after the Effective Time.

         Section 10.2 Notices. All notices, claims, demands and other communi cations hereunder shall be in writing and shall be deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for a party as shall be specified by like notice):

         (a) If to GSCP, to:

             Greenwich Street Capital Partners II, L.P.
             c/o Greenwich Street Capital Partners Inc.
             388 Greenwich Street, 36th Floor
             New York, New York  10013
             Telecopy:  (212) 816-0166
             Attention:  Sanjay Patel

             With copy to:

             Debevoise & Plimpton
             875 Third Avenue
             New York, New York  10022
             Telecopy: (212) 909-6836
             Attention: Steven Ostner, Esq.

         (b) If to the Company, to:

             IMC Mortgage Company
             5901 E. Fowler Avenue

             Tampa, Florida  33617
             Telecopy:  (813) 984-2593
             Attention:  President

             With copies to:

             Mitchell W. Legler, Esq.
             300A Wharfside Way
             Jacksonville, Florida  32207
             Telecopy:  (904) 346-3299

                    -and-

             Kramer Levin Naftalis & Frankel LLP
             919 Third Avenue
             New York, New York  10022
             Telecopy:  (212) 715-8000
             Attention:  Peter S. Kolevzon, Esq.


         Section 10.3 Descriptive Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 10.4 Entire Agreement; Assignment. This Agreement (including the Exhibits, the Schedules, the Company Disclosure Letter, the Acquisition Disclosure Letter and the other documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof, including, without limitation, any transaction between or among the parties hereto. This Agreement shall not be assigned by operation of law or otherwise.

         Section 10.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the provisions thereof relating to conflicts of law, except to the extent that it is mandatorily governed by the laws of the States of Florida and Delaware.

         Section 10.6 Expenses. Except as provided in Section 9.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses.

         Section 10.7 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 10.8 Waiver. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

         Section 10.9 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         Section 10.10 Severability; Validity; Parties in Interest. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable. Nothing in this Agreement, express or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         Section 10.11 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         SECTION 10.12 WAIVER OF JURY TRIAL. EACH PARTY AC KNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS

AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SEC TION 10.12(B).

         IN WITNESS WHEREOF, each of GSCP, Acquisition and the Company has caused this Agreement to be executed as of the date first above written.

                                    GREENWICH STREET CAPITAL
                                    PARTNERS II, L.P.

                                    By:  Greenwich Street Investments II,
                                         L.L.C., its General Partner


                                    By:  /s/
                                         --------------------------------------
                                         Name:
                                         Title:   Managing Member


                                    IMC 1999 ACQUISITION CO., INC.


                                    By:  /s/
                                         --------------------------------------
                                         Name:
                                         Title:


                                    IMC MORTGAGE COMPANY


                                    By:  /s/
                                         --------------------------------------
                                         Name:
                                         Title:

The obligations set forth in Section 7.11 are accepted and agreed.

GSCP OFFSHORE FUND, L.P.
GREENWICH FUND, L.P.
GREENWICH STREET EMPLOYEES FUND, L.P.
TRV EXECUTIVE FUND, L.P.

By:     Greenwich Street Investments II, L.L.C.,
        their General Partner


By:    /s/
       -----------------------------
Name:
Title:  Managing Member

                          Exhibit A to Merger Agreement


                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                              IMC MORTGAGE COMPANY


         The undersigned, for the purpose of forming a Corporation for profit under the laws of Florida, adopts the following Articles of Incorporation.

                                    ARTICLE I

                                NAME AND ADDRESS

         Section 1.1 Name. The name of the corporation is IMC Mortgage Company (the "Corporation").

         Section 1.2 Address of Principal Office. The address of the principal office of the Corporation is 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618.

                                   ARTICLE II

                                    DURATION

         Section 2.1 Duration. This Corporation shall exist perpetually.

                                   ARTICLE III

                                    PURPOSES

         Section 3.1 Purposes. This Corporation is organized for the purposes of transacting any or all lawful business permitted under the laws of the United States and of the State of Florida.

                                   ARTICLE IV

                                     CAPITAL

         Section 4.1. Authorized Capital. The maximum number of shares of stock which the Corporation is authorized to have outstanding at any one time is sixty million (60,000,000) shares (the "Capital Stock") divided into classes as follows:

         1. Ten million (10,000,000) shares of preferred stock having a par value of $0.01 per share (the "Preferred Stock"), and which may be issued in one or more classes or series as further described in Section 4.2; and

         2. Fifty million (50,000,000) shares of common stock having a par value of $0.001 per share (the "Common Stock").

All such shares shall be issued fully paid and nonassessable.

         Section 4.2. Preferred Stock. Article V herein provides for the Class A Preferred Stock. Article VI herein provides for the Class B Preferred Stock. Other than the Class A Preferred Stock and the Class B Preferred Stock, no other class of Preferred Stock has been authorized, issued or provided for as of the date these Articles of Incorporation are first duly filed with the Department of State of Florida. The Board of Directors is authorized from time to time to provide for the issuance of Preferred Stock in one or more classes and in one or more series within a class and, by filing the appropriate Articles of Amendment with the Secretary of State of Florida which shall be effective without shareholder action, is authorized to establish the number of shares to be included in each class and each series and the preferences, limitations and relative rights of each class and each series. Such preferences must include the preferential right to receive distributions of dividends or the preferential right to receive distributions of assets upon the dissolution of the Corporation before shares of Common Stock are entitled to receive such distributions. Shares of a class of Preferred Stock may have preference over shares of other classes of Preferred Stock to the extent determined by the Board of Directors at the time of establishing such class.

         Section 4.3. Common Stock. Holders of Common Stock are entitled to one vote per share on all matters required by Florida law to be approved by the shareholders. Subject to the rights of any outstanding classes or series of Preferred Stock having preferential dividend rights, holders of Common Stock are entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon the dissolution of the Corporation, holders of Common Stock are entitled to receive, pro rata in accordance with the number of shares owned by each, the net assets of the Corporation remaining after the holders of any outstanding classes or series of Preferred Stock having preferential rights to such assets have received the distributions to which they are entitled.

                                    ARTICLE V

                             CLASS A PREFERRED STOCK

         The class, designated as Class A Preferred Stock, will have the designations, preferences, voting powers, relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as follows:

         Section 5.1 Designation, Rank. This series of Preferred Stock shall be designated the "Class A Preferred Stock," with a par value of $0.01 per share. The Class A Preferred Stock will rank, with respect to rights on liquidation, winding-up and dissolution, (i) senior to all classes of Common Stock of the Corporation, as they exist on the date hereof or as such stock may be constituted from time to time, and each other class of Capital Stock or class or series of Preferred Stock established by the Board of Directors to the extent the terms of such stock do not expressly provide that it ranks on a parity with the Class A Preferred Stock as to rights on liquidation, winding-up and dissolution (collectively, together with the Common Stock, the "Junior Securities"); (ii) on a parity with each class of Capital Stock or class or series of Preferred Stock established by the Board of Directors to the extent the terms of such stock expressly provide that it will rank on a parity with the Class A Preferred Stock as to rights on liquidation, winding-up and dissolution (collectively, the "Parity Securities"); and (iii) junior to each other class of Capital Stock or class or series of Preferred Stock established by the Board of Directors to the extent the terms of such stock expressly provide that it will rank senior to the Class A Preferred Stock as to rights on liquidation, winding-up and dissolution (collectively, the "Senior Securities"). The Class A Preferred Stock and Class B Preferred Stock provided for in Article VI herein are Parity Securities.

         Section 5.2. Authorized Number. The authorized number of shares constituting the Class A Preferred Stock shall be 500,000 shares.

         Section 5.3. Dividends. Holders of Class A Preferred Stock will not be entitled to any dividends.

         Section 5.4. Liquidation Rights. The liquidation value of each share of Class A Preferred Stock shall be $100.00 (the "Liquidation Value"). In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after satisfaction of the claims of creditors and before any payment or distribution of assets is made on any Junior Securities, including, without limitation, the Common Stock, but after any payment or distribution of assets to holders of Senior Securities, if any, (i) the holders of Class A Preferred Stock shall receive a liquidation preference equal to the Liquidation Value of their shares and (ii) the holders of any Parity Securities shall be entitled to receive an amount equal to the full respective liquidation preferences (including any premium) to which they are entitled and shall receive an amount equal to all accrued and unpaid dividends with respect to their respective shares through and including the date of distribution (whether or not declared). If, upon such a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation are insufficient to pay in full the amounts described above as payable with respect to the Class A Preferred Stock and any Parity Securities, the holders of the Class A Preferred Stock and such Parity Securities will share ratably in any distribution of assets of the Corporation in proportion to their respective liquidation preferences. After payment of the Liquidation Value, the Class A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Neither the sale or transfer of all or any part of the assets of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or a merger of any other corporation with or into the Corporation, will be deemed to be a liquidation, dissolution or winding-up of the Corporation.

         Section  5.5.  Voting  Rights.  Except as  provided  below or as may be required by the law of the State of Florida or provided by the resolution creating any other series of Preferred Stock, the holders of Class A Preferred Stock will not be entitled to vote. So long as any shares of Class A Preferred Stock are outstanding, the vote or consent of the holders of 66 2/3% of the outstanding shares of Class A Preferred Stock, voting together as a single class, shall be necessary to (i) increase or decrease the par value of the shares of Class A Preferred Stock or (ii) amend Article IV of these Articles of Incorporation, except with respect to changes in the par value of, or the number of authorized shares of Common Stock, or alter or change the powers, preferences, or special rights of the shares of Class A Preferred Stock, so as to affect them adversely, either directly or indirectly, or through a merger or consolidation with any person, or (iii) authorize or issue any additional class or series of Parity Securities or Senior Securities, or any security convertible into Parity Securities or Senior Securities; provided, however, that the Corporation may amend such Article IV to authorize Parity Securities not to exceed, in the aggregate, $100 million in liquidation value without the consent of holders of 66 2/3% of the outstanding shares of Class A Preferred Stock.

         Section 5.6. Mandatory Redemption. (a) The Corporation shall be required to redeem (x) 33 1/3% of the Class A Preferred Stock outstanding on July 14, 2008, (y) 50% of the Class A Preferred Stock outstanding on July 14, 2009 and (z) the balance of the Class A Preferred Stock outstanding on July 14, 2010, at a redemption price per share equal to the Liquidation Value. In addition, the Corporation shall be required to redeem, in the event of a Change of Control, all of the Class A Preferred Stock then outstanding no later than 30 days following the occurrence of such Change of Control, at a redemption price per share equal to 110% of the Liquidation Value (such payment, together with each of the redemption payments required to be made pursuant to the immediately preceding sentence, a "Redemption Payment"). In accord ance with subsection (b) below, the Corporation shall mail to each record holder of Class A Preferred Stock written notice of its requirement to redeem shares of Class A Preferred Stock held by such holder. For purposes of this Section 5.6, "Change of Control" means the occurrence of any of the following events (other than as a consequence of the issuance of Capital Stock of the Corporation to, or a merger of the Corporation with an entity controlled by any of, the initial holder or holders of the Class A Preferred Stock, or any change of directors resulting from any such merger): (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire within one year except for a right to acquire shares pursuant to an agreement between any initial holder or holders of the Class A Preferred Stock and an affiliate of any such holder or holders), directly or indirectly, of more than 50% of the voting stock of the Corporation; (ii) individuals who on the date hereof constituted the Board of Directors (together with any such individuals whose election by the Board of Directors or whose nomination for election by the shareholders of the Corporation was approved by a majority of the directors then still in office who were directors on the date hereof or persons whose election as directors or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;
(iii) the Corporation or any of its subsidiaries consummates any sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries, taken as a whole, in any transaction or series of transactions not in the ordinary course of business; or (iv) the Corporation engages in a merger, consolidation or similar business combination with any third party.

         (b) Mechanics of Redemption. In the event the Corporation shall be required to redeem shares of Class A Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 10 days nor more than 30 days prior to the redemption date, to the holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the redemption price; and (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price. The redeemed shares of Class A Preferred Stock shall no longer be deemed to be outstanding and shall be canceled and shall not be available for reissue or redesignation, and all rights of the holders thereof as a shareholder of the Corporation (except the right to receive from the Corporation the redemption price) shall cease.

         Section 5.7. Status of Reacquired Shares. If shares of Class A Preferred Stock are redeemed pursuant to Section 5.6 hereof, the shares so redeemed shall, upon compliance with any statutory requirements, assume the status of authorized but unissued shares of Preferred Stock of the Corporation, but may not be reissued as Class A Preferred Stock.

         Section 5.8. Preemptive Rights. The Class A Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

         Section 5.9. Notices. Except as otherwise provided herein, all notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by and when sent by telex or telecopier (with receipt confirmed) on the business day following receipt, provided a copy is also sent by express (overnight, if possible) courier, addressed (i) in the case of a holder of Class A Preferred Stock, to such holder's address as it appears on the books of the Corporation, and (ii) in the case of the Corporation, to the Corporation's principal executive offices to the attention of the Corporation's Chief Financial Officer.

         Section 5.10. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

                                   ARTICLE VI

                             CLASS B PREFERRED STOCK

         The class, designated as Class B Preferred Stock, will have the designations, preferences, voting powers, relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as follows:

         Section 6.1. Designation, Rank. This series of Preferred Stock shall be designated the "Class B Preferred Stock," with a par value of $0.01 per share. The

Class B Preferred Stock will rank, with respect to rights on liquidation, winding-up and dissolution, (i) senior to all classes of Common Stock of the Corporation, as they exist on the date hereof or as such stock may be constituted from time to time, and each other class of Capital Stock or class or series of Preferred Stock established by the Board of Directors to the extent the terms of such stock do not expressly provide that it ranks on a parity with the Class B Preferred Stock as to rights on liquidation, winding-up and dissolution (collectively, together with the Common Stock, the "Class B Junior Securities"); (ii) on a parity with each class of Capital Stock or class or series of Preferred Stock established by the Board of Directors to the extent the terms of such stock expressly provide that it will rank on a parity with the Class B Preferred Stock as to rights on liquidation, winding-up and dissolution (collectively, the "Class B Parity Securities"); and (iii) junior to each other class of Capital Stock or class or series of Preferred Stock established by the Board of Directors to the extent the terms of such stock expressly provide that it will rank senior to the Class B Preferred Stock as to rights on liquidation, winding-up and dissolution (collectively, the "Class B Senior Securities").

         Section 6.2. Authorized Number. The authorized number of shares constituting the Class B Preferred Stock shall be 300,000 shares.

         Section 6.3. Dividends. Holders of Class B Preferred Stock will not be entitled to any dividends.

         Section 6.4. Liquidation Rights. The liquidation value of each share of Class B Preferred Stock shall be $100.00 (the "Class B Liquidation Value"). In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after satisfaction of the claims of creditors and before any payment or distribution of assets is made on any Class B Junior Securities, including, without limitation, the Common Stock but after any payment or distribution of assets to holders of Class B Senior Securities, if any, (i) the holders of Class B Preferred Stock shall receive a liquidation preference equal to the Class B Liquidation Value of their shares and (ii) the holders of any Class B Parity Securities shall be entitled to receive an amount equal to the full respective liquidation preferences (including any premium) to which they are entitled and shall receive an amount equal to all accrued and unpaid dividends with respect to their respective shares through and including the date of distribution (whether or not declared). If, upon such a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation are insufficient to pay in full the amounts described above as payable with respect to the Class B Preferred Stock and any Class B Parity Securities, the holders of the Class B

Preferred Stock and such Class B Parity Securities will share ratably in any distribution of assets of the Corporation in proportion to their respective liquidation preferences. After payment of the Class B Liquidation Value, the Class B Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Neither the sale or transfer of all or any part of the assets of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or a merger of any other corporation with or into the Corporation, will be deemed to be a liquidation, dissolution or winding-up of the Corporation.

         Section  6.5.  Voting  Rights.  Except as  provided  below or as may be required by the law of the State of Florida or provided by the resolution creating any other series of Preferred Stock, the holders of Class B Preferred Stock will not be entitled to vote. So long as any shares of Class B Preferred Stock are outstanding, the vote or consent of the holders of 66 2/3% of the outstanding shares of Class B Preferred Stock, voting together as a single class, shall be necessary to (i) increase or decrease the par value of the shares of Class B Preferred Stock or (ii) amend Article IV of these Articles of Incorporation, except with respect to changes in the par value of, or the number of authorized shares of Common Stock, or alter or change the powers, preferences, or special rights of the shares of Class B Preferred Stock, so as to affect them adversely, either directly or indirectly, or through a merger or consolidation with any person, or (iii) authorize or issue any additional class or series of Class B Parity Securities or Class B Senior Securities, or any
security convertible into Class B Parity Securities or Class B Senior Securities; provided, however, that the Corporation may amend such Article IV to authorize Class B Parity Securities not to exceed, in the aggregate, $100 million in liquidation value without the consent of holders of 66 2/3% of the outstanding shares of Class B Preferred Stock.

         Section 6.6. Mandatory Redemption.

         (a) The Corporation shall be required to redeem (x) 33 1/3% of the Class B Preferred Stock outstanding on July 14, 2008, (y) 50% of the Class B Preferred Stock outstanding on July 14, 2009 and (z) the balance of the Class B Preferred Stock outstanding on July 14, 2010, at a redemption price per share equal to the Class B Liquidation Value. In addition, the Corporation shall be required to redeem, in the event of a Change of Control, all of the Class B Preferred Stock then outstanding no later than 30 days following the occurrence of such Change of Control, at a redemption price per share equal to 110% of the Class B Liquidation Value (such payment, together with each of the redemption payments required to be made pursuant to the immediately preceding sentence, a "Class B Redemption Payment"). In accordance with subsection (b) below, the Corporation shall mail to each record holder of Class B

Preferred Stock written notice of its requirement to redeem shares of Class B Preferred Stock held by such holder. For purposes of this Section 6.6, "Change of Control" means the occurrence of any of the following events (other than as a consequence of the issuance of Capital Stock of the Corporation to, or a merger of the Corporation with an entity controlled by any of, the initial holder or holders of the Class B Preferred Stock, or any change of directors resulting from any such merger): (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire within one year except for a right to acquire shares pursuant to an agreement between any initial holder or holders of the Class B Preferred Stock and an affiliate of any such holder or holders), directly or indirectly, of more than 50% of the voting stock of the Corporation; (ii) individuals who on the date hereof constituted the Board of Directors (together with any such individuals whose election by the Board of Directors or whose nomination for election by the shareholders of the Corporation was approved by a majority of the directors then still in office who were directors on the date hereof or persons whose election as directors or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;
(iii) the Corporation or any of its subsidiaries consummates any sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries, taken as a whole, in any transaction or series of transactions not in the ordinary course of business; or (iv) the Corporation engages in a merger, consolidation or similar business combination with any third party.

         (b) Mechanics of Redemption. In the event the Corporation shall be required to redeem shares of Class B Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 10 days nor more than 30 days prior to the redemption date, to the holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the redemption price; and (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price. The redeemed shares of Class B Preferred Stock shall no longer be deemed to be outstanding and shall be canceled and shall not be available for reissue or redesignation, and all rights of the holders thereof as a shareholder of the Corporation (except the right to receive from the Corporation the redemption price) shall cease.

         Section  6.7.  Status  of  Reacquired  Shares.  If  shares  of  Class B
Preferred

Stock are redeemed pursuant to Section 6.6 hereof, the shares so redeemed shall, upon compliance with any statutory requirements, assume the status of authorized but unissued shares of Preferred Stock of the Corporation, but may not be reissued as Class B Preferred Stock.

         Section 6.8. Preemptive Rights. The Class B Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

         Section 6.9. Notices. Except as otherwise provided herein, all notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by and when sent by telex or telecopier (with receipt confirmed) on the business day following receipt, provided a copy is also sent by express (overnight, if possible) courier, addressed (i) in the case of a holder of Class B Preferred Stock, to such holder's address as it appears on the books of the Corporation, and (ii) in the case of the Corporation, to the Corporation's principal executive offices to the attention of the Corporation's Chief Financial Officer.

         Section 6.10. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

                                   ARTICLE VII

                       INITIAL REGISTERED OFFICE AND AGENT

         Section 7.1 Name and Address. The street address of the initial registered office of this Corporation is One Independent Drive, Suite 3104, Jacksonville, Florida 32202, and the name of the initial registered agent of this Corporation at that address is Mitchell W. Legler.

                                  ARTICLE VIII

                                    DIRECTORS

         Section 8.1 Number; Term. The number and term of office of directors shall be establish by the bylaws and may be increased or diminished from time to time by the bylaws, but shall never be less than one. Successors of the directors whose terms expire shall be elected at the annual meeting of shareholders as provided in the bylaws.

         Section 8.2 Vacancies. Any vacancy on the Board of Directors resulting from removal or otherwise shall be filled only by vote of a majority of the directors then in office, although less than a quorum, and any director so chosen shall hold office until the next meeting of shareholders at which directors are elected, and until his or her successor shall have been elected and qualified, or until any such director's earlier death, resignation or removal.

                                   ARTICLE IX

                            MEETINGS OF SHAREHOLDERS

         Section 9.1 Special Meetings. Special meetings of shareholders may be called at any time, but only by (a) the Chairman of the Board of the Corporation, (b) a majority of the directors in office, although less than a quorum, and (c) the holders of not less than thirty-five percent (35%) of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

         Section 9.2 Shareholder Action by Written Consent. Any action required or permitted to be taken by the shareholders of the Corporation must be effected at a duly called annual or special meeting of the shareholders, and may not be effected by any consent in writing by such shareholders, unless such written consent is by the holders of ninety percent (90%) of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (unless separate voting by classes is required by law, in which case, the written consent by the holders of ninety percent (90%) of the outstanding shares of each class or series entitled to vote as a class shall be required).

                                       ARTICLE X

                                        BYLAWS

         Section 10.1 Bylaws. The initial bylaws of this Corporation shall be adopted by the Board of Directors. Bylaws may be amended or repealed from time to time by either the Board of Directors or the shareholders, but the Board of Directors shall not alter, amend or repeal any bylaw adopted by the shareholders if the shareholders specifically provide that such bylaw is not subject to amendment or repeal by the Board of Directors.

                                   ARTICLE XI

                                 INDEMNIFICATION

         Section  11.1  Indemnification.   The  Board  of  Directors  is  hereby
specifically authorized to make provision for indemnification of directors, officers, employees and agents to the full extent permitted by law.

                                   ARTICLE XII

                                    AMENDMENT

         Section 12.1 Amendment. This Corporation reserves the right to amend or repeal any provision contained in these Articles of Incorporation, and any right conferred upon the shareholders is subject to this reservation.

         Section 12.2 Required Vote. The affirmative vote of the holders of a majority of the outstanding shares of Capital Stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required (unless separate voting by classes is required by law, in which case, the affirmative vote of the holders of a majority of the outstanding shares of each class or series entitled to vote as a class shall be required) in order to amend or repeal, or to adopt any provision inconsistent with the purpose or intent of Article VIII ("Directors") or this Article XII ("Amendment").


                                  ARTICLE XIII

              AFFILIATE TRANSACTIONS AND CONTROL-SHARE ACQUISITIONS

         Section 13.1 Affiliate Transactions and Control-Share Acquisitions. Pursuant to the authority granted in Subsection (5)(c) of Section 607.0901 of the Florida 1989 Business Corporation Act (the "FBCA"), the Corporation elects not to be governed by the aforementioned Section 607.0901 entitled "Affiliated Transactions". Pursuant to the authority granted in Subsections (5) and (11) of
Section 607.0902 of the FBCA, the aforementioned Section 607.0902 entitled "Control-Share Acquisitions" shall not apply to control-share acquisitions of shares of the Corporation, and shareholders of the Corporation shall not have dissenters' rights as provided in Sections 607.1301,
607.1302 and 607.1320 of the FBCA in the event control shares acquired in a control-share acquisition are accorded full voting rights.

         IN WITNESS WHEREOF, the [ ] of the Corporation has executed these Amended and Restated Articles the ____ day of ________________, 1999.




                                                [                     ]

                                                        Draft--February 18, 1999

                                                   Exhibit B to Merger Agreement








                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF


                              IMC MORTGAGE COMPANY

                             (a Florida corporation)

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE 1

                                   Definitions

Section 1.1  Definitions......................................................1

                                    ARTICLE 2

                                     Offices

Section 2.1  Principal and Business Offices...................................1
Section 2.2  Registered Office................................................1

                                    ARTICLE 3

                                  Shareholders

Section 3.1  Annual Meeting...................................................2
Section 3.2  Special Meetings.................................................3
Section 3.3  Place of Meeting.................................................3
Section 3.4  Notice of Meeting................................................3
Section 3.5  Waiver of Notice.................................................4
Section 3.6  Fixing of Record Date............................................4
Section 3.7  Shareholders' List for Meetings..................................5
Section 3.8  Quorum...........................................................6
Section 3.9  Voting of Shares.................................................7
Section 3.10  Vote Required...................................................7
Section 3.11  Conduct of Meeting..............................................7
Section 3.12  Inspectors of Election..........................................7
Section 3.13  Proxies.........................................................8
Section 3.14  Action by Shareholders Without Meeting..........................8
Section 3.15  Acceptance of Instruments Showing Shareholder Action............9

                                    ARTICLE 4

                               Board of Directors

Section 4.1  General Powers and Number........................................10
Section 4.2  Qualifications...................................................10
Section 4.3  Term of Office and Election......................................10
Section 4.4  Resignation......................................................11
Section 4.5  Vacancies........................................................11
Section 4.6  Compensation.....................................................12
Section 4.7  Regular Meetings.................................................12
Section 4.8  Special Meetings.................................................12
Section 4.9  Notice...........................................................12
Section 4.10  Waiver of Notice................................................12
Section 4.11  Quorum and Voting...............................................13
Section 4.12  Conduct of Meetings.............................................13
Section 4.13  Committees......................................................13
Section 4.14  Action Without Meeting..........................................14

                                    ARTICLE 5

                                    Officers

Section 5.1  Number...........................................................15
Section 5.2  Election and Term of Office......................................15
Section 5.3  Removal..........................................................15
Section 5.4  Resignation......................................................15
Section 5.5  Vacancies........................................................15
Section 5.6  Chairman of the Board............................................15
Section 5.7  President........................................................16
Section 5.8  Vice Presidents..................................................16
Section 5.9  Secretary........................................................17
Section 5.10  Treasurer.......................................................17
Section 5.11  Assistant Secretaries and Assistant Treasurers..................17
Section 5.12  Other Assistants and Acting Officers............................18
Section 5.13  Salaries........................................................18

                                    ARTICLE 6

             Contracts, Checks and Deposits; Special Corporate Acts

Section 6.1  Contracts........................................................18
Section 6.2  Checks, Drafts, etc..............................................18
Section 6.3  Deposits.........................................................19
Section 6.4  Voting of Securities Owned by Corporation........................19

                                    ARTICLE 7

                   Certificates for Shares; Transfer of Shares

Section 7.1  Consideration for Shares.........................................19
Section 7.2  Certificates for Shares..........................................20
Section 7.3  Transfer of Shares...............................................20
Section 7.4  Restrictions on Transfer.........................................20
Section 7.5  Lost, Destroyed, or Stolen Certificates..........................21
Section 7.6  Stock Regulations................................................21

                                    ARTICLE 8

                                      Seal

Section 8.1  Seal.............................................................21

                                    ARTICLE 9

                                Books and Records

Section 9.1  Books and Records................................................21
Section 9.2  Shareholders' Inspection Rights..................................22
Section 9.3  Distribution of Financial Information............................22
Section 9.4  Other Reports....................................................22

                                   ARTICLE 10

                                 Indemnification

Section 10.1  Provision of Indemnification....................................22

                                   ARTICLE 11

                                   Amendments

Section 11.1  Power to Amend..................................................23

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. The following terms shall have the following meanings for purposes of these bylaws:

         "Act" means the Florida Business Corporation Act, as it may be amended from time to time, or any successor legislation thereto.

         "Deliver" or "delivery" includes delivery by hand; United States mail; facsimile, telegraph, teletype or other form of electronic transmission; and private mail carriers handling nationwide mail services.

         "Distribution" means a direct or indirect transfer of money or other property (except shares in the corporation) or an incurrence of indebtedness by the corporation to or for the benefit of shareholders in respect of any of the corporation's shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption, or other acquisition of shares, a distribution of indebtedness, or otherwise.

         "Principal office" means the office (within or without the State of Florida) where the corporation's principal executive offices are located, as designated in the articles of incorporation or other initial filing until an annual report has been filed with the Florida Department of State, and thereafter as designated in the annual report.

                                    ARTICLE 2

                                     Offices

         Section 2.1 Principal and Business Offices. The corporation may have such principal and other business offices, either within or without the State of Florida, as the Board of Directors may designate or as the business of the corporation may require from time to time.

         Section 2.2 Registered Office. The registered office of the corporation required by the Act to be maintained in the State of Florida may but need not be identical with the principal office if located in the State of Florida, and the address of the registered office may be changed from time to time by the Board of Directors or by the registered agent. The business office of the registered agent of the corporation shall be identical to such registered office.

                                    ARTICLE 3

                                  Shareholders

         Section 3.1 Annual Meeting. (a) Time and Place. The annual meeting of shareholders shall be held within four months after the close of each fiscal year of the corporation on a date and at a time and place designated by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day fixed as herein provided for any annual meeting of shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of shareholders as soon thereafter as is practicable. The failure to hold the annual meeting of the shareholders within the time stated in these bylaws shall not affect the terms of office of the officers or directors of the corporation or the validity of any corporate action.

         (b) Business At Annual Meeting. At an annual meeting of the shareholders of the corporation, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice shall be received at the principal business office of the corporation no later than the date designated for receipt of shareholders' proposals in a prior public disclosure made by the corporation. If there has been no such prior public disclosure, then to be timely, a shareholder's notice must be delivered to or mailed and received at the principal business office of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of shareholders; provided, however, that in the event that less than seventy
(70) days' notice of the date of the meeting is given to shareholders by notice or prior public disclosure, notice by the shareholder, to be timely, must be received by the corporation not later than the close of business on the tenth day following the day on which the corporation gave notice or made a public disclosure of the date of the annual meeting of the shareholders. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's stock books, of the shareholder proposing such business,

(c) the class and number of shares of the corporation which are beneficially owned by the shareholder, (d) any material interest of the shareholder in such business, and (e) the same information required by clauses (b), (c) and (d) above with respect to any other shareholder that, to the knowledge of the shareholder proposing such business, supports such proposal. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this
Section 3. l(b), and if the Chairman shall so determine, the Chairman shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted.

         Section 3.2 Special Meetings. (a) Call by Directors or President. Special meetings of shareholders, for any purpose or purposes, may be called by the Board of Directors, the Chairman of the Board (if any) or the President.

         (b) Call by Shareholders. The corporation shall call a special meeting of shareholders in the event that the holders of at least thirty-five percent of the total number of votes of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, sign, date, and deliver to the Secretary one or more written demands for the meeting describing one or more purposes for which it is to be held. The corporation shall give notice of such a special meeting within sixty days after the date that the demand is delivered to the corporation.

         Section 3.3 Place of Meeting. The Board of Directors may designate any place, either within or without the State of Florida, as the place of meeting for any annual or special meeting of shareholders. If no designation is made, the place of meeting shall be the principal office of the corporation.

         Section 3.4 Notice of Meeting. (a) Content and Delivery. Written notice stating the date, time, and place of any meeting of shareholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten days nor more than sixty days before the date of the meeting by or at the direction of the President or the Secretary, or the officer or persons duly calling the meeting, to each shareholder of record entitled to vote at such meeting and to such other persons as required by the Act. Unless the Act requires otherwise, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called. If mailed, notice of a meeting of shareholders shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock record books of the corporation, with postage thereon prepaid.

         (b) Notice of Adjourned Meetings. If an annual or special meeting of shareholders is adjourned to a different date, time, or place, the corporation shall not be required to give notice of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment; provided, however, that if a new record date for an adjourned meeting is or must be fixed, the corporation shall give notice of the adjourned meeting to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

         (c) No Notice Under Certain Circumstances. Notwithstanding the other provisions of this Section, no notice of a meeting of shareholders need be given to a shareholder if: (1) an annual report and proxy statement for two consecutive annual meetings of shareholders, or (2) all, and at least two checks in payment of dividends or interest on securities during a twelve-month period, have been sent by first-class, United States mail, addressed to the shareholder at his or her address as it appears on the share transfer books of the corporation, and returned undeliverable. The obligation of the corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

         Section 3.5 Waiver of Notice. (a) Written Waiver. A shareholder may waive any notice required by the Act or these bylaws before or after the date and time stated for the meeting in the notice. The waiver shall be in writing and signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice.

         (b) Waiver by Attendance. A shareholder's attendance at a meeting, in person or by proxy, waives objection to all of the following: (1) lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (2) consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

         Section 3.6 Fixing of Record Date. (a) General. The Board of Directors may fix in advance a date as the record date for the purpose of determining shareholders entitled to notice of a shareholders' meeting, entitled to vote, or take any other action. In no event may a record date fixed by the Board of Directors be a date preceding the date upon which the resolution fixing the record date is adopted or a date more than seventy days before the date of meeting or action requiring a determination of shareholders.

         (b) Special Meeting. The record date for determining shareholders entitled to demand a special meeting shall be the close of business on the date the first shareholder delivers his or her demand to the corporation.

         (c) Shareholder Action by Written Consent. If no prior action is required by the Board of Directors pursuant to the Act, the record date for determining shareholders entitled to take action without a meeting shall be the close of business on the date the first signed written consent with respect to the action in question is delivered to the corporation, but if prior action is required by the Board of Directors pursuant to the Act, such record date shall be the close of business on the date on which the Board of Directors adopts the resolution taking such prior action unless the Board of Directors otherwise fixes a record date.

         (d) Absence of Board Determination for Shareholders' Meeting. If the Board of Directors does not determine the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting, such record date shall be the close of business on the day before the first notice with respect thereto is delivered to shareholders.

         (e) Adjourned Meeting. A record date for determining shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

         (f) Certain Distributions. If the Board of Directors does not determine the record date for determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the corporation's shares or a share dividend), such record date shall be the close of business on the date on which the Board of Directors authorizes the distribution.

         Section 3.7 Shareholders' List for Meetings. (a) Preparation and Availability. After a record date for a meeting of shareholders has been fixed, the corporation shall prepare an alphabetical list of the names of all of the shareholders entitled to notice of the meeting. The list shall be arranged by class or series of shares, if any, and show the address of and number of shares held by each shareholder. Such list shall be available for inspection by any shareholder for a period of ten days prior to the meeting or such shorter time as exists between the record date and the meeting date, and continuing through the meeting, at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation's transfer agent or registrar, if any. A shareholder or his or her agent may, on written demand, inspect the list, subject to the requirements of the Act, during regular business hours and at his or her expense, during the period that it is available for inspection pursuant to this Section. A shareholder's written demand to inspect the list shall describe with reasonable particularity the purpose for inspection of the list, and the corporation may deny the demand to inspect the list if the Secretary determines that the demand was not made in good faith and for a proper purpose or if the list is not directly connected with the purpose stated in the shareholder's demand, all subject to the requirements of Section 607.1602(3) of the Act. Notwithstanding anything herein to the contrary, the corporation shall make the shareholders' list available at any annual meeting or special meeting of shareholders and any shareholder or his or her agent or attorney may inspect the list at any time during the meeting or any adjournment thereof.

         (b) Prima Facie Evidence. The shareholders' list is prima facie evidence of the identity of shareholders entitled to examine the shareholders' list or to vote at a meeting of shareholders.

         (c) Failure to Comply. If the requirements of this Section have not been substantially complied with, or if the corporation refuses to allow a shareholder or his or her agent or attorney to inspect the shareholders' list before or at the meeting, on the demand of any shareholder, in person or by proxy, who failed to get such access, the meeting shall be adjourned until such requirements are complied with.

         (d) Validity of Action Not Affected. Refusal or failure to prepare or make available the shareholders' list shall not affect the validity of any action taken at a meeting of shareholders.

         Section 3.8 Quorum. (a) What Constitutes a Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. If the corporation has only one class of stock outstanding, such class shall constitute a separate voting group for purposes of this Section. Except as otherwise provided in the Act, a majority of the votes entitled to be cast on the matter shall constitute a quorum of the voting group for action on that matter.

         (b) Presence of Shares. Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.

         (c) Adjournment in Absence of Quorum. Where a quorum is not present, the holders of a majority of the shares represented and who would be entitled to vote at the meeting if a quorum were present may adjourn such meeting from time to time.

         Section 3.9 Voting of Shares. Except as set forth in the Articles of Incorporation or the Act, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a meeting of shareholders.

         Section 3.10 Vote Required. (a) Matters Other Than Election of Directors. If a quorum exists, except in the case of the election of directors, action on a matter shall be approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Act requires a greater number of affirmative votes.

         (b) Election of Directors. Each director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at a meeting at which a quorum is present. Each shareholder who is entitled to vote at an election of directors has the right to vote the number of shares owned by him or her for as many persons as there are directors to be elected. Shareholders do not have a right to cumulate their votes for directors.

         Section 3.11 Conduct of Meeting. The Chairman of the Board of Directors, and if there be none, or in his or her absence, the President, and in his or her absence, a Vice President in the order provided under the Section of these bylaws titled "Vice Presidents," and in their absence, any person chosen by the shareholders present shall call a shareholders' meeting to order and shall act as presiding officer of the meeting, and the Secretary of the corporation shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting. The presiding officer of the meeting shall have broad discretion in determining the order of business at a shareholders' meeting. The presiding officer's authority to conduct the meeting shall include, but in no way be limited to, recognizing shareholders entitled to speak, calling for the necessary reports, stating questions and putting them to a vote, calling for nominations, and announcing the results of voting. The presiding officer also shall take such actions as are necessary and appropriate to preserve order at the meeting. The rules of parliamentary procedure need not be observed in the conduct of shareholders' meeting.

         Section 3.12 Inspectors of Election. Inspectors of election may be appointed by the Board of Directors to act at any meeting of shareholders at which any vote is taken. If inspectors of election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, make such appointment. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors of election shall determine the number of shares outstanding, the voting rights with respect to each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies; receive votes, ballots, consents, and waivers; hear and determine all challenges and questions arising in connection with the vote; count and tabulate all votes, consents, and waivers; determine and announce the result; and do such acts as are proper to conduct the election or vote with fairness to all shareholders. No inspector, whether appointed by the Board of Directors or by the person acting as presiding officer of the meeting, need be a shareholder. The inspectors may appoint and retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. On request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them.

         Section 3.13 Proxies. (a) Appointment. At all meetings of shareholders, a shareholder may vote his or her shares in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by his or her attorney-in-fact. If an appointment form expressly provides, any proxy holder may appoint, in writing, a substitute to act in his or her place. A telegraph, telex, or a cablegram, a facsimile transmission of a signed appointment form, or a photographic, photostatic, or equivalent reproduction of a signed appointment form is a sufficient appointment form.

         (b) When Effective. An appointment of a proxy is effective when received by the Secretary or other officer or agent of the corporation authorized to tabulate votes. An appointment is valid for up to eleven months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

         Section 3.14 Action by Shareholders Without Meeting. (a) Any action required or permitted by the Act to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if, one or more written consents describing the action taken shall be signed and dated by the holders of ninety percent (90%) of the outstanding capital stock of the corporation entitled to vote generally in the election of directors. Such consents must be delivered to the principal office of the corporation in Florida, the corporation's principal place of business, the Secretary, or another officer or agent of the corporation having custody of the books in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the date of the earliest dated consent delivered in the manner required herein, written consents signed by the number of holders required to take action are delivered to the corporation by delivery as set forth in this Section.

         (b) Revocation of Written Consents. Any written consent may be revoked prior to the date that the corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the corporation at its principal office in Florida or its principal place of business, or received by the Secretary or other officer or agent having custody of the books in which proceedings of meetings of shareholders are recorded.

         (c) Notice to Nonconsenting Shareholders. Within ten days after obtaining such authorization by written consent, notice must be given in writing to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters' rights are provided under the Act, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of the Act regarding the rights of dissenting shareholders.

         Section 3.15 Acceptance of Instruments Showing Shareholder Action. If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation, if acting in good faith, may accept the vote, consent, waiver, or proxy appointment and give it effect as the act of a shareholder. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of a shareholder, the corporation, if acting in good faith, may accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if any of the following apply:

         (a) The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

         (b) The name signed purports to be that of an administrator, executor, guardian, personal representative, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation is presented with respect to the vote, consent, waiver, or proxy appointment;

         (c) The name signed purports to be that of a receiver or trustee in bankruptcy, or assignee for the benefit of creditors of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation is presented with respect to the vote, consent, waiver, or proxy appointment;

         (d) The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder is presented with respect to the vote, consent, waiver, or proxy appointment; or

         (e) Two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

The corporation may reject a vote, consent, waiver, or proxy appointment if the Secretary or other officer or agent of the corporation who is authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                                    ARTICLE 4

                               Board of Directors

         Section 4.1 General Powers and Number. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, the Board of Directors. The corporation shall have [__] directors initially. The number of directors may be increased or decreased from time to time by resolution of the Board of Directors, but shall never be less than one.

         Section 4.2 Qualifications. Directors must be natural persons who are eighteen years of age or older but need not be residents of this state or shareholders of the corporation.

         Section 4.3 Term of Office and Election. Each Director (whenever elected) shall hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. At each annual meeting of the shareholders of the corporation, the date of which shall be fixed by or pursuant to the bylaws of the corporation, the directors shall be elected to hold office for a term expiring at the next annual meeting of shareholders. Except as otherwise provided pursuant to the provisions of the Articles of Incorporation or Articles of Amendment relating to the rights of the holders of any class or series of Preferred Stock, voting separately by class or series, to elect directors under specified circumstances, nominations of persons for election to the Board of Directors may be made by the Chairman of the Board on behalf of the Board of Directors or by any shareholder of the corporation entitled to vote for the election of directors at the annual meeting of the shareholders who complies with the notice provisions set forth in this Section 4.3. To be timely, a shareholder's notice shall be received at the principal business office of the corporation no later than the date designated for receipt of shareholders' proposals in a prior public disclosure made by the corporation. If there has been no such prior public disclosure, then to be timely, a shareholder's nomination must be delivered to or mailed and received at the principal business office of the corporation not less than sixty (60) days nor more than ninety
(90) days prior to the annual meeting of shareholders; provided, however, that in the event that less than seventy (70) days' notice of the date of the meeting is given to the shareholders or prior public disclosure of the date of the meeting is made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth (a) as to each person the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such proposed nominee, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving notice (i) the name and address, as they appear on the corporation's books, of the shareholder proposing such nomination, and (ii) the class and number of shares of stock of the corporation which are beneficially owned by the shareholder. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 4.3. The Chairman of the meeting shall, if the facts warrant, determine and declare to the annual meeting that a nomination was not made in accordance with the provisions of this Section 4.3, and if the Chairman shall so determine, the Chairman shall so declare at the meeting and the defective nomination shall be disregarded.

         Section 4.4 Resignation. A director may resign at any time by delivering written notice to the Board of Directors or its Chairman (if any) or to the corporation. A director's resignation is effective when the notice is delivered unless the notice specifies a later effective date.

         Section 4.5 Vacancies. (a) Who May Fill Vacancies. Whenever any vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, it shall be filled only by the affirmative vote of a majority of the remaining directors even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until his or her successor is duly elected and qualified at the next meeting of shareholders of which directors are elected, and such successor shall complete such director's remaining term.

         (b) Prospective Vacancies. A vacancy that will occur at a specific later date, because of a resignation effective at a later date or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

         Section 4.6 Compensation. The Board of Directors, irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the corporation as directors, officers, or otherwise, or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors, officers, and employees and to their families, dependents, estates, or beneficiaries on account of prior services rendered to the corporation by such directors, officers, and employees.

         Section 4.7 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after the annual meeting of shareholders and each adjourned session thereof. The place of such regular meeting shall be the same as the place of the meeting of shareholders which precedes it, or such other suitable place as may be announced at such meeting of shareholders. The Board of Directors may provide, by resolution, the date, time, and place, either within or without the State of Florida, for the holding of additional regular meetings of the Board of Directors without other notice than such resolution.

         Section 4.8 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board (if any), the President or not less than one-third of the members of the Board of Directors. The person or persons calling the meeting may fix any place, either within or without the State of Florida, as the place for holding any special meeting of the Board of Directors, and if no other place is fixed, the place of the meeting shall be the principal office of the corporation in the State of Florida.

         Section 4.9 Notice. Special meetings of the Board of Directors must be preceded by at least two days' notice of the date, time, and place of the meeting. The notice need not describe the purpose of the special meeting.

         Section 4.10 Waiver of Notice. Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

         Section 4.11 Quorum and Voting. A quorum of the Board of Directors consists of a majority of the number of directors prescribed by these bylaws (or if no number is prescribed, the number of directors in office immediately before the meeting begins). If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (a) he or she objects at the beginning of the meeting (or promptly upon his or her arrival) to holding it or transacting specified business at the meeting; or (b) he or she votes against or abstains from the action taken.

         Section 4.12 Conduct of Meetings. (a) Presiding Officer. The Board of Directors may elect from among its members a Chairman of the Board of Directors, who shall preside at meetings of the Board of Directors. The Chairman, and if there be none, or in his or her absence, the President, and in his or her absence, a Vice President in the order provided under the Section of these bylaws titled "Vice Presidents," and in their absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall act as presiding officer of the meeting.

         (b) Minutes. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors but in the absence of the Secretary, the presiding officer may appoint any other person present to act as secretary of the meeting. Minutes of any regular or special meeting of the Board of Directors shall be prepared and distributed to each director.

         (c) Adjournments. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who are not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

         (d) Participation by Conference Call or Similar Means. The Board of Directors may permit any or all directors to participate in a regular or a special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

         Section 4.13 Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees each of which may include, by way of example and not as a limitation, a Compensation Committee (for the purpose of establishing and implementing an executive compensation policy) and an Audit Committee (for the purpose of examining and considering matters relating to the financial affairs of the corporation). Each committee shall have two or more members, who serve at the pleasure of the Board of Directors. To the extent provided in the resolution of the Board of Directors establishing and constituting such committees, such committees shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have the authority to:

         (a) approve or recommend to shareholders actions or proposals required by the Act to be approved by shareholders;

         (b) fill vacancies on the Board of Directors or any committee thereof;

         (c) adopt, amend, or repeal these bylaws;

         (d) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or

         (e) authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the Board of Directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the Board of Directors.

The Board of Directors, by resolution adopted in accordance with this Section, may designate one or more directors as alternate members of any such committee, who may act in the place and stead of any absent member or members at any meeting of such committee. The provisions of these bylaws which govern meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors apply to committees and their members as well.

         Section 4.14 Action Without Meeting. Any action required or permitted by the Act to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if the action is taken by all members of the Board or of the committee. The action shall be evidenced by one or more written consents describing the action taken, signed by each director or committee member and retained by the corporation. Such action shall be effective when the last director or committee member signs the consent, unless the consent specifies a different effective date. A consent signed under this Section has the effect of a vote at a meeting and may be described as such in any document.


                                    ARTICLE 5

                                    Officers

         Section 5.1 Number. The principal officers of the corporation shall be a Chairman, a President, the number of Vice Presidents, if any, as authorized from time to time by the Board of Directors, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. The Board of Directors may also authorize any duly appointed officer to appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office.

         Section 5.2 Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is practicable. Each officer shall hold office until his or her successor shall have been duly elected or until his or her prior death, resignation, or removal.

         Section 5.3 Removal. The Board of Directors may remove any officer and, unless restricted by the Board of Directors, an officer may remove any officer or assistant officer appointed by that officer, at any time, with or without cause and notwithstanding the contract rights, if any, of the officer removed. The appointment of an officer does not of itself create contract rights.

         Section 5.4 Resignation. An officer may resign at any time by delivering notice to the corporation. The resignation shall be effective when the notice is delivered, unless the notice specifies a later effective date and the corporation accepts the later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, the pending vacancy may be filled before the effective date but the successor may not take office until the effective date.

         Section 5.5 Vacancies. A vacancy in any principal office because of death, resignation, removal, disqualification, or otherwise, shall be filled as soon thereafter as practicable by the Board of Directors for the unexpired portion of the term.

         Section 5.6 Chairman of the Board. The Chairman of the Board (the "Chairman") shall be a member of the Board of Directors of the corporation and shall preside over all meetings of the Board of Directors and shareholders of the corporation. The Chairman shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the direction of the Chairman. The Chairman shall have authority to sign certificates for shares of the corporation the issuance of which shall have been authorized by resolution of the Board of Directors, and to execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, contracts, leases, reports, and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, the Chairman may authorize the President or any Vice President or other officer or agent of the corporation to execute and acknowledge such documents or instruments in his or her place and stead. In general, he or she shall perform all duties as may be prescribed by the Board of Directors from time to time.

         Section 5.7 President. The President shall be the chief executive officer of the corporation and, subject to the direction of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. If the Chairman of the Board is not present, the President shall preside at all meetings of the shareholders and the Board of Directors. The President shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. The President shall have authority to sign certificates for shares of the corporation the issuance of which shall have been authorized by resolution of the Board of Directors, and to execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, contracts, leases, reports, and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, the President may authorize any Vice President or other officer or agent of the corporation to execute and acknowledge such documents or instruments in his or her place and stead. In general he or she shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 5.8 Vice Presidents. In the absence of the President or in the event of the President's death, inability or refusal to act, or in the event for any reason it shall be impracticable for the President to act personally, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign certificates for shares of the corporation the issuance of which shall have been authorized by resolution of the Board of Directors; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the President or by the Board of Directors. The execution of any instrument of' the corporation by any Vice President shall be conclusive evidence, as to third parties, of his or her authority to act in the stead of the President. The corporation may have one or more Executive Vice Presidents and one or more Senior Vice Presidents, who shall be Vice Presidents for purposes hereof.

         Section 5.9 Secretary. The Secretary shall: (a) keep, or cause to be kept, minutes of the meetings of the shareholders and of the Board of Directors (and of committees thereof) in one or more books provided for that purpose
(including records of actions taken by the shareholders or the Board of Directors (or committees thereof) without a meeting); (b) be custodian of the corporate records and of the seal of the corporation, if any, and if the corporation has a seal, see that it is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized;

(c) authenticate the records of the corporation; (d) maintain a record of the shareholders of the corporation, in a form that permits preparation of a list of the names and addresses of all shareholders, by class or series of shares and showing the number and class or series of shares held by each shareholder; (e) have general charge of the stock transfer books of the corporation; and (f) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned by the President or by the Board of Directors.

         Section 5.10 Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation;
(b) maintain appropriate accounting records; (c) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositaries as shall be selected in accordance with the provisions of these bylaws; and (d) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         Section 5.11 Assistant Secretaries and Assistant Treasurers. There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

         Section 5.12 Other Assistants and Acting Officers. The Board of Directors shall have the power to appoint, or to authorize any duly appointed officer of the corporation to appoint, any person to act as assistant to any officer, or as agent for the corporation in his or her stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors or an authorized officer shall have the power to perform all the duties of the office to which he or she is so appointed to be an assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors or the appointing officer.

         Section 5.13 Salaries. The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

                                    ARTICLE 6

             Contracts, Checks and Deposits; Special Corporate Acts

         Section 6.1 Contracts. The Board of Directors may authorize any officer or officers, or any agent or agents to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages, and instruments of assignment or pledge made by the corporation shall be executed in the name of the corporation by the President or one of the Vice Presidents; the Secretary or an Assistant Secretary, when necessary or required, shall attest and affix the corporate seal, if any, thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

         Section 6.2 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

         Section 6.3 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositaries as may be selected by or under the authority of a resolution of the Board of Directors.

         Section 6.4 Voting of Securities Owned by Corporation. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the President of this corporation if he or she be present, or in his or her absence by any Vice President of this corporation who may be present, and (b) whenever, in the judgment of the President, or in his or her absence, of any Vice President, it is desirable for this corporation to execute a proxy or written consent in respect of any such shares or other securities, such proxy or consent shall be executed in the name of this corporation by the President or one of the Vice Presidents of this corporation, without necessity of any authorization by the Board of

Directors, affixation of corporate seal, if any, or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power, and authority to vote the shares or other securities issued by such other corporation and owned or controlled by this corporation the same as such shares or other securities might be voted by this corporation.

                                   ARTICLE 7

                   Certificates for Shares; Transfer of Shares

         Section 7.1 Consideration for Shares. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation. Before the corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for the shares to be issued is adequate. The determination of the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and nonassessable. The corporation may place in escrow shares issued for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the note is paid, or the benefits are received. If the services are not performed, the note is not paid, or the benefits are not received, the corporation may cancel, in whole or in part, the shares escrowed or restricted and the distributions credited.

         Section 7.2 Certificates for Shares. Every holder of shares in the corporation shall be entitled to have a certificate representing all shares to which he or she is entitled unless the Board of Directors authorizes the issuance of some or all shares without certificates. Any such authorization shall not affect shares already represented by certificates until the certificates are surrendered to the corporation. If the Board of Directors authorizes the issuance of any shares without certificates, within a reasonable time after the issue or transfer of any such shares, the corporation shall send the shareholder a written statement of the information required by the Act or the Articles of Incorporation to be set forth on certificates, including any restrictions on transfer. Certificates representing shares of the corporation shall be in such form, consistent with the Act, as shall be determined by the Board of Directors. Such certificates shall be signed (either manually or in facsimile) by the President or any Vice President or any other persons designated by the Board of Directors and may be sealed with the seal of the corporation or a facsimile thereof. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. Unless the Board of Directors authorizes shares without certificates, all certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except as provided in these bylaws with respect to lost, destroyed, or stolen certificates. The validity of a share certificate is not affected if a person who signed the certificate (either manually or in facsimile) no longer holds office when the certificate is issued.

         Section 7.3 Transfer of Shares. Prior to due presentment of a certificate for shares for registration of transfer, the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications, and otherwise to have and exercise all the rights and power of an owner. Where a certificate for shares is presented to the corporation with a request to register a transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty. The corporation may require reasonable assurance that such endorsements are genuine and effective and compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors.

         Section 7.4 Restrictions on Transfer. The face or reverse side of each certificate representing shares shall bear a conspicuous notation as required by the Act or the Articles of Incorporation of the restriction imposed by the corporation upon the transfer of such shares.

         Section 7.5 Lost, Destroyed, or Stolen Certificates. Unless the Board of Directors authorizes shares without certificates, where the owner claims that certificates for shares have been lost, destroyed, or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, (b) files with the corporation a sufficient indemnity bond if required by the Board of Directors or any principal officer, and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

         Section 7.6 Stock Regulations. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with law as they may deem expedient concerning the issue, transfer, and registration of shares of the corporation.

                                    ARTICLE 8

                                      Seal

         Section 8.1 Seal. The Board of Directors may provide for a corporate seal for the corporation.

                                    ARTICLE 9

                                Books and Records

         Section 9.1 Books and Records. (a) The corporation shall keep as permanent records minutes of all meetings of the shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the corporation.

         (b) The corporation shall maintain accurate accounting records.

         (c) The corporation or its agent shall maintain a record of the shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

         (d) The corporation shall keep a copy of all written communications within the preceding three years to all shareholders generally or to all shareholders of a class or series, including the financial statements required to be furnished by the Act, and a copy of its most recent annual report delivered to the Department of State.

         Section 9.2 Shareholders' Inspection Rights. Shareholders are entitled to inspect and copy records of the corporation as permitted by the Act.

         Section 9.3 Distribution of Financial Information. The corporation shall prepare and disseminate financial statements to shareholders as required by the Act.

         Section 9.4 Other Reports. The corporation shall disseminate such other reports to shareholders as are required by the Act, including reports regarding indemnification in certain circumstances and reports regarding the issuance or authorization for issuance of shares in exchange for promises to render services in the future.

                                   ARTICLE 10

                                 Indemnification

         Section 10.1 Provision of Indemnification. The corporation shall, to the fullest extent permitted or required by the Act, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the corporation to provide broader indemnification rights than prior to such amendment), indemnify its Directors against any and all Liabilities, and advance any and all reasonable Expenses, incurred thereby in any Proceeding to which any such Director is a party or in which such Director is deposed or called to testify as a witness because he or she is or was a Director of the corporation. The rights to indemnification granted hereunder shall not be deemed exclusive of any other rights to indemnification against Liabilities or the advancement of Expenses which a Director may be entitled under any written agreement, Board of Directors' resolution, vote of shareholders, the Act, or otherwise. The corporation may, but shall not be required to, supplement the foregoing rights to indemnification against Liabilities and advancement of Expenses by the purchase of insurance on behalf of any one or more of its Directors whether or not the corporation would be obligated to indemnify or advance Expenses to such Director under this Article. For purposes of this Article, the term "Directors" includes former directors of the corporation and any directors who are or were serving at the request of the corporation as directors, officers, employees, or agents of another corporation, partnership, joint venture, trust, or other enterprise, including, without limitation, any employee benefit plan (other than in the capacity as agents separately retained and compensated for the provision of goods or services to the enterprise, including, without limitation, attorneys-at-law, accountants, and financial consultants). All other capitalized terms used in this Article and not otherwise defined herein shall have the meaning set forth in Section 607.0850, Florida Statutes (1995). The provisions of this Article are intended solely for the benefit of the indemnified parties described herein, their heirs and personal representatives and shall not create any rights in favor of third parties. No amendment to or repeal of this Article shall diminish the rights of indemnification provided for herein prior to such amendment or repeal.

                                   ARTICLE 11

                                   Amendments

         Section 11.1 Power to Amend. These bylaws may be amended or repealed by either the Board of Directors or the shareholders, unless the Act reserves the power to amend these bylaws generally or any particular bylaw provision, as the case may be, exclusively to the shareholders or unless the shareholders, in amending or repealing these bylaws generally or any particular bylaw provision, provide expressly that the Board of Directors may not amend or repeal these bylaws or such bylaw provision, as the case may be.

                                                     Draft -- February 17, 1999


                                                   Exhibit C to Merger Agreement


                                    FORM OF
                                AMENDMENT NO. 1

         This Amendment No. 1, dated as of ____, 1999, is to the Preferred Stock Purchase and Option Agreement, dated July 14, 1998, among Greenwich Street Capital Partnes II, L.P., a Delaware limited partnership, GSCP Offshore Fund, L.P., a Cayman Islands exempted limited partnership, Greenwich Fund, L.P., Travelers Casualty and Surety Company and the IMC Mortgage Company, a Florida corporation (such agreement, the "Preferred Stock Agreement"). Any capitalized term used herein without definition shall have the meaning assigned thereto in the Preferred Stock Agreement.

         1. Amendment to Article IX. Article IX of the Preferred Stock Agreement is hereby amended by deleting it in its entirety and is hereby replaced by the notation "[intentionally omitted]".

         2. Full Force and Effect. Except as provided in this Amendment No. 1, the Preferred Stock Agreement shall continue in full force and effect in accordance with the provisions thereof.

         3. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

         4. Miscellaneous. The section headings contained in this Amendment No. 1 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment No. 1. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.


                                   IMC MORTGAGE COMPANY


                                   By /s/
                                     ------------------------
                                     Name:
                                     Title:



                                   GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                   GSCP OFFSHORE FUND, L.P.
                                   GREENWICH FUND, L.P.


                                   By:  GREENWICH STREET INVESTMENTS II,
                                        L.L.C., their General Partner


                                   By: /s/
                                     ------------------------
                                     Name:
                                     Title:  Managing Member



                                   TRAVELERS CASUALTY AND SURETY COMPANY



                                   By
                                     ------------------------
                                     Name:
                                     Title:

                          Exhibit D to Merger Agreement


                                                               February 19, 1999


IMC 1999 Acquisition Co., Inc.
5901 E. Fowler Avenue
Tampa, Florida 33617


                       Amended and Restated Loan Agreement

Ladies and Gentlemen:

         Reference is made to the Merger Agreement, dated as of February 11, 1999, among Greenwich Street Capital Partners II, L.P., a Delaware limited partnership ("GSCP"), IMC 1999 Acquisition Co., Inc., a Delaware corporation ("Acquisition") and IMC Mortgage Company, a Florida corporation ("IMC"), pursuant to which Acquisition will be merged with and into IMC, and GSCP and its affiliates would be issued common stock of the surviving corporation representing approximately 93.5% of the outstanding common stock of the surviving corporation (the "Merger").

         GSCP and the undersigned affiliates of GSCP hereby agree, immediately upon consummation of the Merger, to (i) enter into the Amended and Restated Loan Agreement in the form attached hereto as Exhibit A (the "Loan Agreement") and
(ii) fund the Additional Advances (as defined in the Loan Agreement) in an aggregate principal amount, which, together with the Interim Loans (as defined in the Loan Agreement, dated as of October 12, 1998, as amended by Amendment No. 1 thereto, dated February 11, 1999, among IMC, GSCP and the other lenders party thereto) would represent $40 million, to the surviving corporation of the Merger, on the terms and subject to the conditions, set forth in the Loan Agreement.

         This Letter Agreement may not be assigned or otherwise transferred to any other person without the prior written consent of the undersigned. The terms of this Letter Agreement may not be modified or otherwise amended, or waived, except pursuant to a written agreement signed by Acquisition and the undersigned. This Letter Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                      Very truly yours,


                      GREENWICH STREET CAPITAL PARTNERS II, L.P.
                      GSCP OFFSHORE FUND, L.P.
                      GREENWICH FUND, L.P.
                      GREENWICH STREET EMPLOYEES FUND, L.P.
                      TRV EXECUTIVE FUND, L.P.

                             By:    GREENWICH STREET
                                       INVESTMENTS II, L.L.C.,
                                       their General Partner

                                    By:
                                        ----------------------------
                                        Name:
                                        Title: Managing Member



Agreed to as of the date
first above written.

IMC 1999 ACQUISITION CO., INC.


By:
   -----------------------
   Name:
   Title:

                                                                       EXHIBIT A




--------------------------------------------------------------------------------





                              IMC MORTGAGE COMPANY
                                  as Borrower,



                                       and



                   GREENWICH STREET CAPITAL PARTNERS II, L.P.,
                              GREENWICH FUND, L.P.,
                            GSCP OFFSHORE FUND, L.P.
                      GREENWICH STREET EMPLOYEES FUND, L.P.
                            TRV EXECUTIVE FUND, L.P.

                                   as Lenders


                              AMENDED AND RESTATED
                                 LOAN AGREEMENT


                       $[73,000,000+Capitalized Interest]



                                 ---------------


                          Dated as of ________ __, 1999

                                 ---------------


--------------------------------------------------------------------------------


                                                     Draft -- February 17, 1999

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1     Definitions...................................................2
SECTION 1.2     Accounting Terms and Determinations...........................9

                                   ARTICLE II

                                    THE LOAN

SECTION 2.1     Loans........................................................10
SECTION 2.2     The Notes; Repayment of Principal............................10
SECTION 2.3     Loan Record..................................................10
SECTION 2.4     Interest Rate................................................10
SECTION 2.5     Mandatory Prepayment of the Loans............................11
SECTION 2.6     Change of Control Prepayment of the Loan.....................11
SECTION 2.7     Manner and Time of Payments..................................11
SECTION 2.8     Use of Proceeds..............................................12
SECTION 2.9     Borrowings...................................................12

                                   ARTICLE III

                                   CONDITIONS

SECTION 3.1     Conditions Precedent to the Capitalized Interest Advances;
                Additional Advances..........................................12

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.1     Corporate Organization, Etc..................................14
SECTION 4.2     Due Authorization............................................15
SECTION 4.3     Litigation...................................................15
SECTION 4.4     Absence of Undisclosed Liabilities...........................15
SECTION 4.5     Taxes........................................................16
SECTION 4.6     Title to Certain Properties..................................16
SECTION 4.7     No Default...................................................16
SECTION 4.8     Investment Company...........................................16
SECTION 4.9     Legal, Valid and Binding Agreements..........................16
SECTION 4.10    Compliance with ERISA........................................16
SECTION 4.11    Disclosure; Financial Statements.............................16
SECTION 4.12    Compliance with Law..........................................17
SECTION 4.13    Consents.....................................................17
SECTION 4.14    Patents, Copyrights, Permits and Trademarks..................17

                                    ARTICLE V

                                    COVENANTS

SECTION 5.1     Performance of Obligations...................................18

SECTION 5.2     Compliance with Laws.........................................18
SECTION 5.3     Notice of Default and Event of Default.......................18
SECTION 5.4     Report on Proceedings........................................18
SECTION 5.5     Financial Statements and Other Reports.......................19
SECTION 5.6     Conduct of Business and Preservation of Corporate
                      Existence, Etc.........................................20
SECTION 5.7     Inspection of Property; Books and Records....................20
SECTION 5.8     Maintenance of Property; Insurance...........................21
SECTION 5.9     Further Assurances; Additional Collateral Security...........21
SECTION 5.10    Indebtedness.................................................21
SECTION 5.11    Limitation on Liens..........................................21
SECTION 5.12    No Dividends.................................................22
SECTION 5.13    Limitation on Investments....................................22
SECTION 5.14    Contingent Liabilities.......................................23
SECTION 5.15    Limitation on Leases.........................................23
SECTION 5.16    Prohibition on Sale of Assets................................23
SECTION 5.17    Limitation on Prepayments of Debt............................24
SECTION 5.18    Subsidiaries.................................................24
SECTION 5.19    Mergers, Disposition of Assets, Etc..........................24
SECTION 5.20    Fiscal Year..................................................24
SECTION 5.21    No Inconsistent Agreements...................................24
SECTION 5.22    Use of Proceeds..............................................24
SECTION 5.23    Transactions with Affiliates.................................25
SECTION 5.24    Ordinary Course..............................................25


                                   ARTICLE VI

                                    DEFAULTS

SECTION 6.1     Events of Default............................................25

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.1     Notices......................................................29
SECTION 7.2     No Waivers; Remedies Cumulative..............................30
SECTION 7.3     Expenses; Documentary Taxes; Indemnification.................30
SECTION 7.4     Amendments and Waivers.......................................32
SECTION 7.5     Successors and Assigns.......................................32
SECTION 7.6     GOVERNING LAW; VENUE AND JURISDICTION........................32
SECTION 7.7     WAIVER OF JURY TRIAL.........................................33
SECTION 7.8     Limitation on Interest.......................................33
SECTION 7.9     Severability.................................................33
SECTION 7.10    Counterparts; Integration; Section Headings..................34
SECTION 7.11    Confidentiality of Information...............................34

SCHEDULES:
           Schedule 1.1(a) -  Commitments
           Schedule 3.1(h) - Consents from Other Creditors

EXHIBITS:
           Exhibit A  -     Form of Note
           Exhibit B  -     Form of Amendment Agreement

                                                   Exhibit D to Merger Agreement

                       AMENDED AND RESTATED LOAN AGREEMENT

         AMENDED AND RESTATED LOAN AGREEMENT, dated as of ______ __, 1999, between IMC MORTGAGE COMPANY, a Delaware corporation (the "Borrower"); and GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GREENWICH FUND, L.P., a Delaware limited partnership, and GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership, GREENWICH STREET EMPLOYEES FUND, L.P., a Delaware limited partnership, and TRV EXECUTIVE FUND, L.P., a Delaware limited partnership, (each, a "Lender", and collectively, the "Lenders").

                                    RECITALS

         A. IMC Mortgage Company, a Florida corporation ("Original IMC") entered into a Loan Agreement, dated as of October 12, 1998 (the "Original Loan Agreement"), between Original IMC, as borrower, and the Lenders, pursuant to which the Lenders extended to Original IMC commitments to loan, in the aggregate, $33,000,000 (the "Initial Loans"), subject to the terms and conditions set forth in the Original Loan Agreement, which Loans are evidenced by the Initial Notes (as defined herein) and entitled to the benefit of certain guarantees and security provided under certain of the other Loan Documents (as defined therein).

         B. Original IMC entered into the Agreement and Plan of Merger, dated as of February __, 1999 (the "Merger Agreement"), by and among GSCP, Original IMC, IMC 1999 Acquisition Co., Inc., a Delaware corporation and a wholly owned subsidiary of GSCP ("Acquisition"), pursuant to which Acquisition would be merged (the "Merger") with and into the Borrower pursuant to which GSCP and certain of its affiliates would be issued common stock of the surviving corporation representing approximately 93.5% of the outstanding common stock of the surviving corporation.

         C. In connection with the Merger Agreement, (i) certain of the Lenders entered into Amendment No. 1, dated as of February 11, 1999, (the "Amendment") to the Original Loan Agreement (as so amended, the "Initial Loan Agreement"), providing for the Lenders to extend to the Company additional Commitments (the "Interim Commitments") to loan in the aggregate $5,000,000 (the "Interim Loans") and (ii) the Lenders entered into an agreement (the "Additional Commitment Agreement") with Acquisition, dated as of February __, 1999, obligating the Lenders, upon consummation of the Merger, to amend and restate the Initial Loan Agreement, pursuant to which the Lenders will agree to extend to the Borrower commitments to loan, in the aggregate, an amount which, together with the Interim Commitments, will equal an additional

                                                      Draft -- February 17, 1999

$40,000,000 (the "Additional Advances"), to capitalize the accrued interest on the Initial Loans as of the date of consummation of the Merger (the "Capitalized Interest") and to extend the term for repayment of the Initial Loans, the Interim Loans, the Additional Advances and the Capitalized Interest until the third anniversary of the consummation of the Merger.

         D. As of _______, 1999, the date the Merger was consummated, the unpaid principal amount of the Initial Loans amounted to $[38,000,000] and the Capitalized Interest thereon amounted to $________.

         The parties hereto hereby amend and restate the Initial Loan Agreement to read in its entirety as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. The following terms, as used herein, have the following meanings:

         "Additional Advances" means the Advances in an aggregate principal amount of [$35,000,000] to be made by the Lenders in the manner set forth in Sections 2.1 and 2.9.

         "Additional Commitment Agreement" has the meaning specified in the Recitals.

         "Advances"  means  the  Initial  Advances,   the  Capitalized  Interest
Advances and the Additional Advances.

         "Affiliate" means, as to any Person, any other Person directly or indirectly controlling, or controlled by or under common control with such Person, including without limitation any Person owning 5% or more of any class of voting securities of such Person ("control" meaning the power to direct the management of a Person, whether by the ownership of securities or by contract or otherwise).

         "Agreement" means this Agreement, as the same may be amended, modified or supplemented from time to time.

                                                     Draft -- February 17, 1999

         "Aggregate Additional Commitment Amount" shall mean $[35,000,000].

         "Amendment" has the meaning specified in the Recitals.

         "Amendment Agreement" shall mean Amendment Agreement No. 2, dated as of _______, 1999, among the Borrower, the Guarantors, the Lenders and the Collateral Agent, substantially in the form of Exhibit B hereto.

         "Applicable Law" means all applicable laws, treaties, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority.

         "Average Amount Outstanding" shall mean an amount equal to (x) the sum of the aggregate principal amount of all Loans outstanding on each day beginning on the Closing Date and ending on the Prepayment Date, divided by (y) the number of days beginning on and including the date of the Closing Date, and ending on the Prepayment Date.

         "BankBoston Forbearance Agreement" means the Forbearance and Intercreditor Agreement, dated as of October 12, 1998, between the Borrower, the Lenders and BankBoston, N.A., as assigned to and assumed by the Lenders and amended and restated as of February ___, 1999, as the same may from time to time be amended, modified or supplemented.

         "Board" means the Board of Directors of the Borrower or a committee of directors lawfully exercising relevant powers of the Board.

         "Borrower" has the meaning set forth in the first paragraph of this Agreement, and includes, where applicable, its predecessors in interest and successors.

         "Borrower Security Agreement" shall mean the security agreement, dated as of October 12, 1998, as amended by the Initial Amendment Agreement and the Amendment Agreement, made by the Borrower in favor of the Collateral Agent for the benefit of the Lenders, as the same may from time to time be further amended, modified or supplemented.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Tampa, Florida or New York, New York are authorized by law to close.

                                                     Draft -- February 17, 1999

         "Business Plan" shall mean the business plan of the Borrower and its Subsidiaries included in the Disclosure Letter.

         "Capitalized Interest" has the meaning specified in the Recitals.

         "Capitalized  Interest  Advances"  has the meaning set forth in Section
2.1.

         "Change of Control" means the occurrence of any of the following events (other than as a consequence of the Merger):

         (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall not be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire unless and until such Person acquiring such shares), directly or indirectly, of more than 50% of the Voting Stock of the Company; or

         (ii) individuals who at the date hereof constituted the Board of Directors of the Borrower cease for any reason to constitute a majority of the Board of Directors then in office; or

         (iii) Borrower or any of its Subsidiaries consummates any sale, lease, exchange or other disposition of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, in any transaction or series of transactions not in the ordinary course of business; or

         (iv) Borrower engages in a merger, consolidation or similar business combination with any third party.

         "Closing Date" shall mean the date on which all of the conditions set forth in Section 3.1 are satisfied.

         "Collateral Agent" means Greenwich Street Capital Partners II, L.P., acting as Collateral Agent for the Lenders.

         "Commitments" means the commitment of each of the Lenders to make Advances in accordance with its Commitment Percentage.

                                                     Draft -- February 17, 1999

         "Commitment Percentage" shall mean, with respect to each Lender, the percentage of the Aggregate Commitment Amount set forth beside such Lender's name on Schedule 1.1(a).

         "Common Stock" means the Borrower's common stock, par value $0.01 per share.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases,
(v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (vi) all Debt of others Guaranteed by such Person.

         "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Disclosure Letter" means the letter from the Borrower to the Lenders making certain disclosures with respect to the representations and warranties contained herein.

         "Dollars," "United States dollars," "U.S.$" or "$" means United States of America dollars.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Event of Default" has the meaning set forth in Section 6.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Creditors" means each of Bear Stearns Home Equity Trust, Bear Stearns International Limited, Paine Webber Real Estate Securities, Inc., German American Capital Corporation and Aspen Funding Corp. and their respective successors and assigns.

                                                     Draft -- February 17, 1999

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantee Agreement" shall mean the Guarantee Agreement, dated as of October 12, 1998, as amended by the Initial Amendment Agreement and the Amendment Agreement, made by the Guarantors in favor of the Lenders, as the same may from time to time be further amended, modified or supplemented.

         "Guarantors" shall mean each of IMC Corporation of America, IMC Credit Card, Inc., IMC Mortgage Company, Canada Ltd., IMC Securities Inc., American Home Equity Corporation, IMC Investment Corporation, IMC Investment Limited Partnership, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage
Co., (IMC), Inc., IMCC International, Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc., National Lending Group, Inc., and Residential Mortgage Corporation (IMC), Inc., each a wholly owned subsidiary of the Borrower.

         "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guaranty shall not include endorsements for collection or deposit or obligations under repurchase agreements and mortgage loan sale agreements, relating to representations and warranties made therein, in each case in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Initial Advances" shall mean the Advances from the Lenders to the Borrower made pursuant to the Original Loan Agreement or the Initial Loan Agreement and outstanding on the Closing Date.

         "Initial Amendment Agreement" shall mean Amendment Agreement No. 1, dated as of February 11, 1999, among the Borrower, the Guarantors, the Lenders and the Collateral Agent, amending the Security Agreements, the Guarantee Agreement

                                                     Draft -- February 17, 1999
and the Pledge Agreement.

         "Initial Loan Agreement" has the meaning specified in the Recitals.

         "Initial Loans" has the meaning specified in the Recitals.

         "Initial Notes" shall mean the promissory notes of the Borrower delivered under the Initial Loan Agreement and evidencing the Initial Loans.

         "Intercreditor Agreements" shall mean the separate Intercreditor Agreements, each dated as of October 12, 1998, as amended and restated as of February __, 1999, among the Borrower, the Lenders, and each of the Existing Creditors.

         "Interim Loans" has the meaning given in the recitals to the Amendment.

         "Interim Note" shall mean any promissory note of the Borrower in the form of Exhibit 1 to the Amendment, evidencing an Interim Loan, as the same may from time to time be amended, modified or supplemented.

         "Lender" has the meaning set forth in the first paragraph of this Agreement.

         "Lien" means, with respect to any asset or property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset or property.

         "Loans" shall have the meaning set forth in Section 2.1.

         "Loan Documents" means (i) this Agreement, (ii) the Guarantee Agreement, (iii) the Notes, (iv) the Security Agreements, (v) the Pledge Agreement, (vi) the Registration Rights Agreement, (vii) the Intercreditor Agreements, (viii) the BankBoston Forbearance Agreement, and (ix) any other agreement entered into pursuant to Section 5.9 hereof or Sec tion 4 of the Security Agreements, in each case as the same may from time to time be amended, modified or supplemented, and "Loan Document" means any one of them.

         "Merger" has the meaning specified in the Recitals.

         "Note" shall mean any promissory note of the Borrower in the form of Exhib it A hereto, evidencing the Loans, as the same may from time to time be amended,

                                                     Draft -- February 17, 1999
modified or supplemented.

         "Officer's Certificate" means a certificate signed by the president, a vice president, the secretary or the treasurer of the Borrower.

         "Original Loan Agreement" has the meaning specified in the Recitals.

         "Permitted Liens" shall have the meaning set forth in Section 5.11.

         "Person"  means  an  individual,  a  corporation,  a  partnership,   an
association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Pledge Agreement" means the Pledge Agreement, dated as of October 12, 1998, as amended, as amended by the Initial Amendment Agreement and the Amendment Agreement, made by the Borrower in favor of the Collateral Agent for the benefit of the Lenders, as the same may from time to time be further amended, modified or supplemented.

         "Prepayment Date" shall have the meaning set forth in Section 2.6.

         "Registration   Rights   Agreement"  means  the   Registration   Rights
Agreement, entered into as of October 15, 1998, among the Borrower and the Lenders, as the same may be amended or modified from time to time.

         "Responsible Officer" means, with respect to any Person, the president or any vice president of such Person.

         "SEC" means the U.S. Securities and Exchange Commission.

         "SEC Reports" shall mean the annual report on Form 10-K of Borrower for its fiscal year ended December 31, 1997 (as amended prior to the date hereof), the quarterly reports on Form 10-Q of Borrower for its fiscal quarter ended March 31, 1998, June 30, 1998 and September 30, 1998, the definitive proxy statement on Schedule 14A filed by the Borrower with respect to its annual meeting of shareholders held in 1998 and any other report, registration statement, proxy statement or other filing with the SEC made after December 31, 1997 and prior to the date of the Additional Commitment Agreement.

                                                     Draft -- February 17, 1999

         "Securitization Transaction" means any transaction, however named, between the Borrower and any one or more purchasers and/or investors which provides for the monetization of a discrete pool of mortgage loans and/or mortgage notes through debt securities or ownership interests issued by a special purpose vehicle supported or backed by mortgage loans and/or mortgage notes that have been transferred to the special purpose vehicle by the Borrower.

         "Security Agreements" shall mean the Borrower Security Agreement and the Subsidiary Security Agreement.

         "Settlement Date" shall have the meaning specified in Section 7.1(b).

         "Signing Date" shall mean the date of execution and delivery hereof by the parties hereto.

         "Standstill Period" shall have the meanings given in the BankBoston Forbearance Agreement and each Intercreditor Agreement, respectively.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Subsidiary Security Agreement" shall mean the security agreement, dated as of October 12, 1998, as amended by the Initial Amendment Agreement and the Amendment Agreement, made by the Guarantors in favor of the Collateral Agent for the benefit of the Lenders, as the same may from time to time be further amended, modified or supplemented.

         "Take-Out Premium" shall mean, with respect to the number of days which shall have elapsed from and including the Closing Date to the Prepayment Date, an amount equal to (x) 10%, multiplied by (y) the Average Amount Outstanding.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest granted hereunder in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the

                                                     Draft -- February 17, 1999
provisions hereof relating to such perfection or effect of perfection or non-perfection.

         "Voting Stock" of an entity means all classes of capital stock of such entity then outstanding and normally entitled to vote in the election of directors or all interests in such entity with the ability to control the management or actions of such entity.

         "Warehouse Facility" means those certain credit and financing facilities obtained by the Borrower and the Guarantors from various lenders from time to time to fund the acquisition and origination of mortgage loans, as the same may be amended from time to time.

         SECTION 1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a consistent basis.

                                   ARTICLE II

                                    THE LOAN

         SECTION 2.1 Loans. Each Lender has heretofore made Initial Advances to the Borrower which remain outstanding on the Closing Date and, at the Borrower's request and subject to the terms and conditions hereof, agrees (i) to capitalize and add to principal the Capitalized Interest on such Initial Advances as of the Closing Date (each a "Capitalized Interest Advance") (ii) to extend the maturity of the Initial Advances to the date provided in Section 2.2 hereof and (iii) to make Additional Advances to the Borrower on the Closing Date in an amount equal to such Lender's Commitment Percentage of the Aggregate Additional Commitment Amount (the Initial Advances, Capitalized Interest Advances and Additional Advances made by each Lender being referred to collectively as a "Loan" and, collectively, as to all Lenders, the "Loans"). The Borrower may prepay such Loans, subject to the terms of this Article II and may not reborrow any amounts repaid. Such Additional Advances will be made available to or at the written direction of the Borrower in immediately available funds.

         SECTION 2.2 The Notes; Repayment of Principal. The obligation of the Borrower to repay the unpaid principal amount of the Loans shall be evidenced by the Notes in the form of Exhibit A hereto, payable to the Lenders and their registered assigns,

                                                     Draft -- February 17, 1999
duly executed and delivered by the Borrower to the Lenders and bearing interest, maturing and subject to optional and mandatory prepayment as provided herein. The Borrower shall repay the Loans, together with all accrued interest thereon, on ____________, 2002 [third anniversary of the Merger], subject to Section 2.5 and 2.6 hereof.

         SECTION 2.3 Loan Record. (a) The Lenders shall maintain a loan record in which it shall record the date and amount of each Loan and payment or prepayment of principal of the Loans and the interest paid with respect thereto, which record may be kept by recordations on the Notes.

         (b) The failure of any Lender to make an entry in the loan register or any error made in any such entry shall not in any way affect the obligations of the Borrower under this Agreement or any other Loan Document, including without limitation the Borrower's obliga tion to repay the principal amount of the Loans and the interest accrued from the actual date on which the Loans are made. The Borrower shall not be bound by any entry in the loan register not made in accordance with the terms hereof.

         SECTION 2.4 Interest Rate. (a) The Loans shall bear interest on the outstanding principal amount from the Closing Date at a rate of 20% per annum. Interest on the Loans shall be payable in arrears on the date that principal becomes due, whether at maturity, by acceleration or by prepayment. Interest shall be calculated on the basis of a 365 (or 366, as the case may be) day year for the actual days elapsed.

         (b) Any overdue principal of and overdue interest on the Loans or any other overdue amount payable under this Agreement shall bear interest, payable on demand, for each day until paid (to the extent permitted by applicable law after as well as before judgment) at a rate per annum equal to 2% above the interest rate otherwise payable for such day pursuant to Section 2.4(a).

         SECTION 2.5 Mandatory Prepayment of the Loans. The Borrower shall repay the Loans in whole, together with all accrued interest and, in the case of prepayment pursuant to clause (a) below, Take-Out Premium, if any, thereon, on the first to occur of: (a) a Prepayment Date upon a Change of Control in accordance with Section 2.6, and (b) ______________, 2002 [third anniversary of the Merger]. Whether or not the Loans shall have been paid in full, the Borrower shall pay to the Lenders the Takeout Premium, if any, on the Prepayment Date.

         SECTION 2.6 Change of Control  Prepayment of the Loan. In the event

                                                     Draft -- February 17, 1999
the Borrower or any Subsidiary shall have executed and delivered a definitive agreement in respect of a transaction which would, upon consummation, constitute a Change of Control or a Change of Control otherwise occurs, the Borrower shall, within 10 days thereafter, offer to repay the Loan to the Lenders by giving the Lenders written notice of such intention to repay the Loans upon such Change of Control. Such notice shall specify the date (which date shall be not less than twenty (20) days after such notice) upon which the Change of Control is expected to occur (such date, the "Prepayment Date"). In the event the date upon which the Change of Control is to occur is delayed or rescheduled, the Borrower shall give the Lenders prompt written notice thereof specifying the delayed or rescheduled date on which the Change of Control is expected to occur. The Lenders shall notify the Borrower, not less than five (5) Business Days prior to the date then scheduled for the Change of Control whether such offer is accepted or not. Failure to respond to such notice within such period by the Lenders shall be deemed an acceptance of such offer.

         The amount of any such prepayment shall be equal to all principal amounts outstanding, if any, together with all interest accrued thereon to the Prepayment Date, plus Take-Out Premium. If such notice is given, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the Prepayment Date, together with all accrued interest to such date on the amount prepaid, plus the Take-Out Premium.

         SECTION 2.7 Manner and Time of Payments. (a) All payments of principal, interest, Take-Out Premium and all other amounts payable hereunder shall be in United States dollars in Federal or other immediately available funds and shall be made not later than 1:00 p.m. (New York time) on the date due to the Lenders at such account of such bank or banks as the Lenders may from time to time designate. Funds received by a Lender after such time shall be deemed to have been paid by the Borrower on the next succeeding Business Day.

         (b) Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

         SECTION 2.8 Use of Proceeds. The Borrower shall use the proceeds of the Loans only for general corporate purposes, and in accordance with the Business Plan.

         SECTION 2.9 Borrowings. (a) The Capitalized Interest Advances and the Additional Advances shall be made, subject to Section 3.1, on the Closing Date.

                                                     Draft -- February 17, 1999

         (b) Each borrowing of Additional Advances shall be advanced by each Lender in accordance with its Commitment Percentage, provided that, if any Lender fails to advance all or any portion of any requested Additional Advance, any other Lender may, but shall have no obligation to, advance all or any portion of the amounts to be advanced by such Lender.


                                   ARTICLE III

                                   CONDITIONS

         SECTION 3.1 Conditions Precedent to the Capitalized Interest Advances; Additional Advances. The obligation of the Lenders to make the Capitalized
Interest Advances and the Additional Advances to be made by them hereunder is subject to the satisfaction of the following conditions precedent (or the waiver thereof in the sole discretion of the Lenders):

         (a) Each Lender shall have received its Note, conforming to the requirements hereof and duly executed and delivered by a duly authorized Responsible Officer of the Borrower and duly endorsed by each Guarantor against surrender to the Borrower of its Initial Note and its Interim Note;

         (b) The representations and warranties of the Borrower contained in this Agreement and the other Loan Documents and those otherwise made in writing by or on behalf of the Borrower pursuant to the provisions of this Agreement shall be correct in all material respects when made and at and as of the Closing Date, as if made at and as of the Closing Date; no Event of Default or Default shall have occurred and be continuing; and the Borrower shall have delivered to the Lenders a certificate of a Responsible Officer of the Borrower, dated the Closing Date, certify ing that the conditions specified in this paragraph (b) have been fulfilled;

         (c) The Lenders shall have received an opinion of counsel to the Borrower, which counsel is satisfactory to the Lenders, and which opinion is in form and substance satisfactory to the Lenders and covers such matters incident to the transactions contemplated by this Agreement and the other Loan Documents as the Lenders may request, addressed to the Lenders and dated the Closing Date;

         (d) The Lenders shall have received the Amendment Agreement, in the form of Exhibit B hereto, duly executed and delivered on behalf of the Borrower


                                                     Draft -- February 17, 1999
by a duly authorized Responsible Officer of the Borrower, duly executed and delivered on behalf of each Guarantor by a duly authorized Responsible Officer of such Guarantor; and such Amendment Agreement shall be in full force and effect;

         (e)  the  BankBoston   Forbearance   Agreement  and  the  Intercreditor
Agreements shall be in full force and effect and the Standstill Period shall not have terminated under any such Agreement;

         (f) the Borrower shall have obtained all consents to the Borrower's entering into this Agreement (including, without limitation, all consents from its other creditors listed on Schedule 3.1(h));

         (g) The Lenders shall receive from the Borrower a certificate, dated the Closing Date, of its Secretary or Assistant Secretary as to (i) resolutions of its Board then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each of the Loan Documents to be executed by it and (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each of the Loan Documents executed by it; and (iii) by-laws and Articles of Incorporation of the Borrower;

         (h) Borrower shall be in compliance in all material respects with the Business Plan;

         (i) the Lenders shall have received all documents it may reasonably request relating to the existence of the Borrower and its Subsidiaries, the corporate authority for and the validity of this Agreement and the other Loan Documents and any other matters relevant hereto, all in form and substance satisfactory to the Lenders;

         (j) the Lenders shall have received the Disclosure Letter, which shall be satisfactory to the Lenders in substance and form;

         (k) the Borrower shall have delivered to the Lenders a certificate of a Responsible Officer of the Borrower, dated the Closing Date, certifying that the foregoing conditions specified in paragraphs (a) through (l), inclusive, have been fulfilled.


                                   ARTICLE IV


                                                     Draft -- February 17, 1999

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders that:

         SECTION 4.1 Corporate Organization, Etc. (a) The Borrower is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own or hold under lease its properties and to enter into and perform its obligations under this Agreement and all other Loan Documents.

         (b) The Borrower is duly qualified to do business as a foreign corporation in each state of the United States in which it has an office or in which failure to so qualify would, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of Borrower and its Subsidiaries taken as a whole or on its ability to perform its obligations under this Agreement, the Note or any other Loan Document (a "Material Adverse Effect").

         (c) Each Subsidiary of Borrower is a corporation or limited partnership duly organized and validly existing and in good standing under the laws of the state of its incorporation, and has the corporate or partnership power and authority to own or hold under lease its properties and assets and to enter into and perform its obligations under each of the Loan Documents to which it is a party. Each such Subsidiary is duly qualified to do business as a foreign corporation in each state of the United States in which it has an office or in which the failure to be so qualified would have a Material Adverse Effect.

         (d) Set forth on Schedule 4.1 to the Disclosure Letter is a list of all of the Subsidiaries of the Borrower and a true and correct description of the authorized, issued and outstanding capital stock of each such Subsidiary. The Borrower owns all of the outstanding capital stock of each such Subsidiary, free and clear of any Liens, except as specified in Schedule 4.1 to the Disclosure Letter.

         SECTION 4.2 Due Authorization. The execution, delivery and performance by the Borrower of this Agreement, and the execution, delivery and performance by the Borrower and the Guarantors of each of the other Loan Documents to which any of them is a party:

         (a) have been duly authorized by all necessary corporate action and do not require any stockholder approval or the approval or consent of or notice to any


                                                     Draft -- February 17, 1999
trustee or holder of any indebtedness or obligations of the Borrower or any Subsidiary;

         (b) do not conflict with or result in any violation of the certificate of incorporation or by-laws of the Borrower or any Subsidiary;

         (c) do not and will not contravene any Applicable Law or conflict with or constitute a default under, or result in the creation of any Lien (other than as permitted under this Agreement or the Security Agreement) upon the property of the Borrower or any Subsidiary under any indenture, mortgage, lease, instrument or other agreement to which the Borrower or any Subsidiary is a party or by which it may be bound or affected; and

         (d) do not require the authorization, consent or approval of, the giving of notice to, the registration with or the taking of any other action by or in respect of, any Federal, state or foreign governmental authority, agency or judicial body, or the taking of any other action under any Applicable Law, except for those that have been or, on or before the Closing Date, will have been, duly made, given or accomplished, including without limitation the filing of Uniform Commercial Code financing statements referred to in the Security Agreements.

         SECTION 4.3 Litigation. Except as disclosed in its SEC Reports, complete and correct copies of which have been furnished to the Lenders, there are no pending or, to the knowledge of the Borrower, threatened actions, suits, proceedings or investigations before any court or administrative agency or arbitrator which would, if adversely determined, individually or in the aggregate, have a Material Adverse Effect.

         SECTION 4.4 Absence of Undisclosed Liabilities. Except as disclosed in the SEC Reports or in Schedule 4.4 to the Disclosure Letter and for liabilities arising since September 30, 1998 in the ordinary course of business and consistent with past practice, none of which have had or could reasonably be expected to have any Material Adverse Effect, neither Borrower nor any of its Subsidiaries has any liability, obligation, claim or cause of action of any kind or nature whatsoever, whether absolute, accrued, contingent or other, known or unknown.

         SECTION 4.5 Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which are required to be filed by it and has paid or caused to be paid all taxes which have been shown to be due and payable by such returns or (except to the extent being contested in good faith and for the payment of which adequate reserves have been provided) tax assessments received by the Borrower or such


                                                     Draft -- February 17, 1999

Subsidiary to the extent that such taxes have become due and payable.

         SECTION 4.6 Title to Certain Properties. Each of the Borrower and the Guarantors has good and marketable title to all of its material properties and assets free and clear of any Lien, except as disclosed on Schedule 4.6 to the Disclosure Letter.

         SECTION 4.7 No Default. No Event of Default or Default has occurred and is continuing or has occurred or will occur as a result of the execution and delivery of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, other than defaults as may result from creating junior liens on assets without the consent of prior lien holders.

         SECTION 4.8 Investment Company. Neither the Borrower nor any Guarantor is an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.9 Legal, Valid and Binding Agreements. This Agreement, the Notes and each other Loan Document constitute or, when executed and delivered by each of the Borrower and the Guarantors which is a party thereto, will constitute, the legal, valid and binding obligation of each of the Borrower and the Guarantors which is a party thereto, en forceable against the Borrower or such Guarantor, as the case may be, in accordance with the respective terms hereof and thereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and by general principles of equity.

         SECTION 4.10 Compliance with ERISA. Neither the Borrower nor any Subsidiary has breached the fiduciary rules of ERISA or engaged in any prohibited transaction in connection with which the Borrower or such Subsidiary could be subjected to (in the case of any such breach) liability for damages or (in the case of any such prohibited transaction) either a civil penalty assessed under ERISA or a tax, which liability, penalty or tax, in any case, would reasonably be expected to have a Material Adverse Effect.

         SECTION 4.11 Disclosure; Financial Statements. (a) The SEC Reports, as of their date of filing, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the cir cumstances under which they were made, not misleading.

         (b) The consolidated balance sheets of Borrower and its consolidated Subsidiaries and the related consolidated statements of operations, changes in shareholders' equity and cash flows contained in the SEC Reports, present fairly the


                                                     Draft -- February 17, 1999
financial  condition  of the  Borrower  and  its  Subsidiaries  as at the  dates
thereof,   and  the   consolidated   results  of  its  operations,   changes  in
shareholders, equity and cash flows for the periods presented therein in accordance with generally accepted accounting principles consistently applied. There has been no material adverse change in the business, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole from that reflected on the most recent consolidated balance sheet of the Borrower and its subsidiaries contained in the SEC Reports, except as disclosed in Schedule 4.11 to the Disclosure Letter.

         SECTION 4.12 Compliance with Law. Each of the Borrower and its subsidiaries is in compliance with Applicable Law, except to the extent that the failure to comply therewith would not, individually or in the aggregate, have a Material Adverse Effect.

         SECTION 4.13 Consents. No consent of any other Person and no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the borrowing hereunder or with the execution, delivery or performance by Borrower or any Guarantor, or the validity or enforceability of, this Agree ment or any other Loan Document, except as set forth on Schedule 4.13 to the Disclosure Letter and except for such consents, authorizations, filings or acts the failure of which to obtain or to undertake would not, individually or in the aggregate, have a Material Adverse Effect.

         SECTION 4.14 Patents, Copyrights, Permits and Trademarks. Each of Borrower and its Subsidiaries owns, or has a valid license or sublicense in, all domestic and foreign letters patent, patents, patent applications, and know-how, licenses, inventions, technology, permits, trademark registrations and applications, trademarks, tradenames, trade secrets, service marks, copyrights, product designs, applications, formulae, computer software and programs, processes and industrial property rights (collectively "proprietary rights") used in the operation of its business in the manner in which it is currently being conducted and which are material to the business, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. Neither the Borrower nor any of its
Subsidiaries is aware of any existing or threatened infringement or misappropriation of any proprietary rights of others by the Borrower or any of its Subsidiaries or of any proprietary rights of the Borrower or any of its Subsidiaries by others, except for such as would not, individually or in the aggregate, have Material Adverse Effect.



                                                     Draft -- February 17, 1999

                                    ARTICLE V

                                    COVENANTS

         The Borrower covenants and agrees that, so long as this Agreement shall be in effect or any amount payable hereunder shall remain unpaid or any obligation required to be performed hereunder shall remain unperformed, and unless the Lenders shall otherwise consent in writing:

         SECTION 5.1 Performance of Obligations. (a) The Borrower shall perform, and shall cause each Guarantor to perform, promptly and faithfully all of its obligations under this Agreement, the Notes and the other Loan Documents.

         (b) The Borrower shall, and shall cause each Subsidiary to, pay and discharge, at or before maturity, all of its obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and maintain in accordance with generally accepted accounting principles appropriate reserves for the accrual of any of the same; provided that the failure of the Borrower and its Subsidiaries to pay and discharge their obligations or liabilities with respect to the matters set forth in Schedule 5.1 to the Disclosure Letter, or to pay and discharge their accounts payable within 60 days of their presentment to the Borrower or its Subsidiaries shall not be deemed a breach or nonperformance by the Borrower of its covenants in this Section 5.1(b).

         SECTION 5.2 Compliance with Laws. The Borrower shall, and shall cause each Subsidiary to, comply with Applicable Law except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         SECTION 5.3 Notice of Default and Event of Default. (a) No later than two Business Days after becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default hereunder, the Borrower shall provide the Lenders with an Officer's Certificate specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto.

         (b) Immediately upon the receipt of notice from any creditor of a margin call or demand for repayment in respect of on a Securitization Transaction or a Warehouse Facility, the Borrower shall immediately notify the Lenders of the nature and amount of such margin call or demand for repayment, and the name of the creditor which made such margin call or demand.


                                                     Draft -- February 17, 1999

         SECTION 5.4 Report on Proceedings. No later than two Business Days after becoming aware of any investigation of the Borrower or any Subsidiary by any governmental authority or agency or any court or administrative proceeding or arbitration which, if adversely determined, would reasonably involve a possibility of an adverse effect on the ability of the Borrower to perform its obligations under this Agreement, the Note or any other Loan Document, the Borrower shall provide the Lenders with an Officer's Certificate specifying the nature of such investigation or proceeding and what action the Borrower is taking or proposes to take with respect thereto.

         SECTION 5.5 Financial Statements and Other Reports. The Borrower shall furnish to the Lenders the following described financial statements, reports, notices and information:

         (a) Monthly Financial Statements. Within 35 days after the end of the month, consolidated and consolidating balance sheets of the Borrower and its
Subsidiaries  at the  end  of  such  month  and  the  related  consolidated  and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for such month, and the general ledger trial balance of the Borrower and its Subsidiaries for such month, all in reasonable detail and in form reasonably satisfactory to the Lenders, together with such other information as is customarily prepared by Borrower as part of its monthly report to management.

         (b) Quarterly Financial Statements. Within 45 days after the end of each fiscal quarter of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries at the end of such quarter and the related consolidated and consolidating statements of income, stockholders' equity and cash flow of the Borrower and its Subsidiaries for such fiscal quarter, setting forth, in the case of the consolidated statements, in comparative form the figures for the previous quarter of the Borrower, all in reasonable detail and certified by a principal financial officer of the Borrower as presenting fairly the financial position of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations, changes in shareholders' equity and cash flows for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis with prior periods (except as otherwise stated therein); provided that the delivery of the Borrower's Quarterly Report on Form 10-Q for such fiscal quarter prepared in accordance with the requirements of the SEC and U.S. securities regulations shall be sufficient to satisfy the Borrower's obligations under this Section 5.5(c).

         (c) Other Reports. Promptly upon their becoming available, copies of all


                                                     Draft -- February 17, 1999
other financial statements, reports, notices and proxy statements sent or made available by the Borrower to its shareholders or filed with the SEC.

         (d) Officer's Certificate. Together with each delivery of financial statements or reports required by clauses (a), (b) and (c) above, a certificate from a Responsible Officer of the Borrower to the effect that the signer is familiar with or has reviewed the relevant terms of this Agreement and has made, or caused to be made under his or her supervision, a review of the transactions and condition of the Borrower during the period covered by such financial statements, and that such review has not disclosed the existence during such period, nor does the signer have knowledge of the existence as at the date of such certificate, of any condition or event that constitutes an Event of Default or Default hereunder or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking or proposes to take with respect thereto.

         (e) Other Information. Such other data or information regarding the business affairs or financial condition of the Borrower as the Lenders may from time to time reasonably request, promptly upon receipt of such request.

         SECTION  5.6  Conduct  of  Business  and   Preservation   of  Corporate
Existence, Etc. (a) The Borrower shall, and shall cause each Subsidiary to, maintain and preserve at all times its corporate existence.

         (b) The Borrower shall, and shall cause each Subsidiary to, continue to engage in business of the same general type as now conducted by the Borrower or such Sub sidiary and will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence and its rights, powers, privileges and franchises, except for any corporate right, power, privilege or franchise that it determines is no longer necessary or desirable in the conduct of its business.

         (c) The Borrower shall not, without the prior written consent of the Lenders, enter into the ownership, active management or operation of any business other than businesses presently conducted in the geographic locations presently conducted (and except as otherwise permitted hereby the Borrower shall not effect or permit a change in its corporate organization existing on the date hereof).

         (d) Except as provided in Section 5.24, the Borrower shall not, and shall not permit any Subsidiary to, amend or modify its Certificate of Incorporation or By-laws


                                                     Draft -- February 17, 1999
without the prior written consent of the Lenders.

         SECTION 5.7 Inspection of Property; Books and Records. The Borrower shall, and shall cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made in accordance with generally accepted accounting principles and Applicable Law; and shall permit representatives of the Lenders to visit and inspect any of its properties, and examine and make abstracts from any of its books and records at the Borrower's expense, at any reasonable time and as often as may reasonably be requested, and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries.

         SECTION 5.8 Maintenance of Property; Insurance. The Borrower shall, and shall cause each Subsidiary to, keep all property useful and necessary in its business in good working order and condition, and maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against such risks as are usually insured against in the same general area by Persons engaged in the same or a similar business.

         SECTION 5.9 Further Assurances; Additional Collateral Security. The Borrower shall, and shall cause each Subsidiary to, execute and file all such further documents and instruments, and perform such other acts, as the Lenders may reasonably determine are necessary or advisable to maintain or perfect the Liens granted to the Lenders in connection with this Agreement and the other Loan Documents and to maintain the priority and perfection of such Liens purported to be granted pursuant to this Agreement and the other Loan Documents (including any Liens on property rights). With respect to any real property, fixtures, equipment or securities identified as collateral under any Security Agreement acquired and held by the Borrower or any Guarantor at any time after the Closing Date, upon request of the Lenders, the Borrower shall, or shall cause such Guarantor to, grant the Lenders a Security Interest (as defined in the Security Agreement) of record on all such real property, fixtures and equipment and a pledge of all such securities, upon the terms set forth in the applicable Security Agreement, as appropriate, and satisfactory in form and substance to the Lenders.

         SECTION 5.10 Indebtedness. The Borrower shall not, and shall not permit any Subsidiary to, create, incur, assume, Guarantee or suffer to exist any Debt except:

         (a) Debt under the Loan Documents; and


                                                     Draft -- February 17, 1999

         (b) Debt listed on Schedule 5.10 to the Disclosure Letter, and any extensions or renewals thereof;

         SECTION 5.11 Limitation on Liens. The Borrower shall not and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien on any of its property, assets or revenues, whether now owned or hereafter acquired, except the following (the "Permitted Liens"):

         (a) Liens in favor of the Lenders under the Loan Documents;

         (b) Liens existing on the date hereof and set forth on Schedule 5.11 to the Disclosure Letter;

         (c) Liens for taxes and special assessments not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with generally accepted accounting principles;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 90 days or which are being contested in good faith by appropriate proceedings;

         (e) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety and appeal bonds, performance and return-of-money bonds and similar obligations;

         (i) Liens resulting from judgments of any court or governmental proceeding; provided that such judgments in the aggregate do not constitute an Event of Default under Section 6.1(j); and

         (f) Liens of landlords or of mortgagees of landlords, arising solely by operation of law, on fixtures located on premises leased in the ordinary course of business; provided that the rental payments secured thereby are not more than 30 days over due.

         SECTION 5.12 No Dividends. The Borrower shall not, and shall not permit any Subsidiary to, declare any dividends on, or make any payment on account of,


                                                     Draft -- February 17, 1999
or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary.

         SECTION 5.13 Limitation on Investments. The Borrower shall not, and shall not permit any Subsidiary to, make or permit to exist any loans or cash advances to, or capital investments in, any other Person, including any Affiliate, except that:

         (a) the Borrower and any Subsidiary may make cash advances to, or investments in, any wholly-owned Subsidiary of the Borrower or, in the case of advances or investments by any Subsidiary, the Borrower, and may make advances to Preferred Mortgages, Ltd., a United Kingdom company, as contemplated by the Business Plan;

         (b) the Borrower and any Subsidiary may purchase or otherwise acquire and own (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States of America or any agency thereof, (ii) commercial paper issued by domestic issuers rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. or (iii) certificates of deposit, Eurodollar time deposits, overnight bank deposits and bankers acceptances, each with maturities of one year or less from the date of the ac quisition thereof, of any commercial bank having capital and surplus in excess of $100,000,000; and

         (c) the Borrower and its Subsidiaries may acquire investments in notes and other securities received in settlement of overdue debts and accounts payable in the ordinary course of business and mortgage loans, servicing contracts and rights and certificates evidencing its participation in securitization of mortgage loans and the servicing of mortgage loans or securitizations in the ordinary course of business.

         SECTION 5.14 Contingent Liabilities. The Borrower shall not, and shall not permit any Subsidiary to, become liable for any Guaranties, except for (i) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) Guaranties existing as of the date hereof and listed on Schedule 5.14 to the Disclosure Letter, (iii) Guaranties in respect of Debt permitted under Section 5.10 or Liens permitted under Section 5.11 and (iv) Guaranties (other than Guaranties of Debt) arising in the ordinary course of business of the Borrowers and the


                                                     Draft -- February 17, 1999

Subsidiaries consistent with past practice.

         SECTION 5.15 Limitation on Leases. The Borrower shall not, and shall not permit any Subsidiary to, enter into any agreement, or become liable under any agreement, for the lease, hire or use of any real or personal property for a period in excess of one year and an aggregate rental or other payment in excess of $500,000, except with the prior written approval of the Lenders, such approval not to be unreasonably withheld.

         SECTION 5.16 Prohibition on Sale of Assets. The Borrower shall not, and shall not permit any Subsidiary to, except as permitted or contemplated under this Agreement or any other Loan Document, sell, lease, assign, transfer or otherwise dispose of any of its assets, including any disposition of its capital stock (except for issuances of shares if its capital stock required under the acquisition agreements listed in Schedule 5.16 to the Disclosure Letter), whether now owned or hereafter acquired, except for dispositions of assets in the ordinary course of business consistent with past practice that, taken together, do not constitute any material portion of the assets of the Borrower and its Subsidiaries.

         SECTION 5.17 Limitation on Prepayments of Debt. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly prepay, purchase, redeem, retain or otherwise acquire any of its Debt except for prepayments of the Notes in accordance with the terms of this Agreement, payments required under the terms of the BankBoston Forbearance Agreement or the Intercreditor Agreements and except as otherwise expressly provided herein; provided, however, that scheduled payments of interest and principal and mandatory prepayments of Debt which do not violate the Intercreditor Agreements or BankBoston Forbearance Agreement shall not be deemed to violate this Section.

         SECTION 5.18 Subsidiaries. The Borrower shall not, and shall not permit any Subsidiary to, without the prior written consent of the Lenders, create any Subsidiary.

         SECTION 5.19 Mergers, Disposition of Assets, Etc. The Borrower shall not, and shall not permit any Subsidiary to, merge, combine or consolidate with or into any Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions, whether or not related) all or any substantial portion of its assets (whether now owned or hereafter acquired) to any Person, except with the prior written approval of the Lenders, provided that dispositions of assets in the ordinary course of business that are not material to the business of the Borrower and its Subsidiaries shall


                                                     Draft -- February 17, 1999
not violate this Section 5.19.

         SECTION 5.20 Fiscal Year. The Borrower shall not, and shall not permit any Subsidiary to, permit its fiscal year to end on a day other than December 31 without the prior written consent of the Lenders.

         SECTION 5.21 No Inconsistent Agreements. The Borrower shall not, and shall not permit any Subsidiary to, enter into any agreement containing any term or provision which will be violated, contravened or breached by (i) the Borrower's execution or delivery of this Agreement or any Loan Document, (ii) the Borrower's performance of its obligations hereunder or (iii) the consummation of the transactions contemplated hereby.

         SECTION 5.22 Use of Proceeds. The Borrower agrees to apply the proceeds of the Loan solely and exclusively for the general corporate purposes of the Borrower and its Subsidiaries consistent in all material respects with the Business Plan and to repay amounts owed to the Existing Creditors or BankBoston N.A. as required by the Intercreditor Agreements or the BankBoston Forbearance Agreement, respectively.

         SECTION 5.23 Transactions with Affiliates. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into or, except for such existing transactions as are disclosed in the SEC Reports or
Schedule 5.23 to the Disclosure Letter, permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower (other than its wholly-owned Subsidiaries) or any director or executive officer of the Borrower or its Subsidiaries, on terms that are less favorable to the Borrower or such Subsidiary than those which might be obtained at the time from Persons who are not Affil iates, directors or executive officers.

         SECTION 5.24 Ordinary Course. Notwithstanding anything herein to the contrary, the following actions taken in the ordinary course of the Borrower's business consistent with past practice and the Business Plan will not constitute a breach of any of the covenants in the Agreement: (i) purchase, repurchase or origination of residential mortgage loans, (ii) whole loan sales or securitization of residential mortgage loans (including, without limitation, sales of all or any portion of Borrower's residential mortgage loans to any Existing Creditor and which will comprise a portion of the Collateral (as defined in the Intercreditor Agreement with such Existing Creditor)), (iii) borrowing under warehouse loan facilities to finance the acquisition and origination of residential mortgage loans and the granting of security interest in such loans, (iv) the sale or borrowing against the value of residual certificates and interest only certificates generated by securitization of residential mortgage loans and the granting of a security


                                                     Draft -- February 17, 1999
interest in such certificates, (v) borrowing to finance the funding of monthly remittance advances under the Borrower's servicing agreements and the grant of a security interest in (or sale of) the right to receive a repayment of such advances, (vi) sales and purchases of loans and securities under repurchase agreements and (vii) related Guarantees by the Borrower or its Subsidiaries in respect of the foregoing.


                                   ARTICLE VI

                                    DEFAULTS

         SECTION 6.1 Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

         (a) the Borrower shall fail to make any payment of any principal of the Loans required to be made under this Agreement when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

         (b) the Borrower shall fail to make any payment of any other amount payable under this Agreement or any Note for more than five Business Days after the same becomes due and payable;

         (c) the Borrower shall fail to perform or comply with any covenant set forth in Section 5.3 ("Notice of Default or Event of Default"), 5.6 ("Conduct of Business and Preservation of Corporate Existence, Etc."), 5.12 ("No Dividends"),
5.17 ("Limitation on Prepayments of Debt"), 5.19 ("Mergers, Disposition of Assets, Etc."), or 5.22 ("Use of Proceeds");

         (d) the Borrower shall fail to perform or comply with any other covenant or agreement to be performed or observed by it under this Agreement or any other Loan Document and such failure shall continue unremedied for a period of two days after written notice thereof shall have been given by the Lenders to the Borrower provided, that if such failure shall not be capable of being remedied within such two-day period, such period shall be extended for such additional reasonable period of time, not to exceed 30 days, as may be required to effect such remedy, further provided that Borrower is diligently pursuing such remedy;

         (e) any representation or warranty of the Borrower or any Guarantor contained in this Agreement or any other Loan Document or in any document or



                                                     Draft -- February 17, 1999
certificate delivered in connection herewith or therewith or pursuant hereto or thereto shall at any time prove to have been incorrect or incomplete in any material respect at the time made or deemed to have been made, shall remain material at the time in question and shall either be incapable of being cured or shall not be cured within 20 days after notice thereof by the Lenders to the Borrower;

         (f) the Borrower or any Subsidiary shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property; or the Borrower or any Subsidiary shall admit in writing (to any creditor, governmental authority or judicial court or tribunal) its inability to pay its debts generally as they come due or shall fail generally to pay its debts as they become due (except to the extent contemplated by the proviso clause of Section 5.1(b) hereof), or shall make a general assignment for the benefit of its creditors; or the Borrower or any Subsidiary shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involuntary case under any such law; or the Borrower or any Subsidiary shall file an answer admitting the material allegations of a petition filed against the Borrower in any such proceeding, or otherwise seek relief under the provisions of any existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an arrangement, agreement, composition, extension or adjustment with its creditors; or the Borrower or any Subsidiary shall take or publicly announce its intention to take corporate action in furtherance of any of the foregoing;

         (g) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Borrower, a receiver, trustee or liquidator of the Borrower or any Subsidiary or of any substantial part of its property, or any substantial part of the property of the Borrower or any Subsidiary shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or un vacated for a period of 30 days after the date of entry thereof;

         (h) a petition  against the Borrower or any  Subsidiary in a proceeding


                                                     Draft -- February 17, 1999
under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or a decree or order for relief in respect of the Borrower or any Subsidiary shall be entered by a court of competent jurisdiction in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Borrower, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Borrower or any Subsidiary or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 30 days;

         (i) the Borrower or any Subsidiary shall fail to pay when due and payable (after any applicable grace period) the principal of or interest on any Debt in excess of $100,000 in respect of which it is obligated to make payment (other than Debt under this Agreement or the Note) or the maturity of such Debt shall have been accelerated in accordance with the provisions of the instrument providing for the creation of or concerning such Debt, or any event shall have occurred or failed to occur and be continuing which, with the giving of notice or the passage of time or both, would permit any holder or holders thereof or any agent or trustee on its or their behalf to accelerate such maturity, provided that the foregoing shall not constitute an Event of Default or a Default for so long as the holders of such Debt are prohibited from taking action with respect to such default under the terms of any Intercreditor Agreement or the BankBoston Forbearance Agreement;

         (j) an uninsured final judgment in the amount, or final judgments in related proceedings in an aggregate amount, in excess of $100,000 shall be entered against the Borrower or any Subsidiary and such judgment shall continue unsatisfied and unstayed for a period of ten days;

         (k) the Borrower or any Subsidiary shall fail to pay when due an amount or amounts aggregating in excess of $100,000 which it shall have become liable to pay to the Pension Benefit Guaranty Corporation ("PBGC") or to an employee benefit plan under Title IV of ERISA; or notice of intent to terminate a plan or plans having aggregate unfunded vested liabilities in excess of $100,000 shall be filed under Title IV of ERISA by the Borrower or any Subsidiary, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or cause a trustee to be appointed to administer an employee benefit plan; or a proceeding shall be instituted by a fiduciary of any employee benefit plan against the Borrower or any


                                                     Draft -- February 17, 1999

Subsidiary to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any plan must be terminated; or

         (l) any Loan Document shall cease for any reason to be in full force and effect in accordance with its terms or the Borrower or any Subsidiary shall so assert in writing or the Borrower or any Subsidiary shall in any way challenge, or any proceedings shall be brought to challenge, the validity, binding effect or enforceability of such Loan Document or any of the Liens purported to be granted pursuant to any Loan Document shall cease for any reason to be legal, valid and enforceable Liens on the collateral purported to be covered thereby or to have the priority purported to be granted thereby;

then, and in every such event, any Lender may by notice to the Borrower declare the Loans to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause (f), (g) or (h) above, without any notice to the Borrower or any other act by any Lender, the Loans shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth below:

         If to the Lenders:

                      Greenwich Street Capital Partners II, L.P.
                      c/o Greenwich Street Capital Partners, Inc.
                      388 Greenwich Street
                      38th Floor


                                                     Draft -- February 17, 1999

                      New York, NY  10033
                      Attn: Sanjay Patel
                      Tel:  212-816-1149
                      Fax: 212-816-0166

         with a copy to:

                      Debevoise & Plimpton
                      875 Third Avenue
                      New York, NY  10022
                      Attention:  Steven Ostner
                      Tel:  212-909-6000
                      Fax:  212-909-6836

         If to the Borrower:

                      IMC Mortgage Company
                      5901 E. Fowler Avenue
                      Tampa, Florida  33617
                      Attn:  President
                      Tel:  813-984-2533
                      Fax: 813-984-2593

         with a copy to:

                      Mitchell W. Legler
                      300 A Wharfside Way
                      Jacksonville, Florida  32207
                      Tel: 904-346-3200
                      Fax: 904-346-3299

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section 7.1.

         SECTION 7.2 No Waivers; Remedies Cumulative. No failure or delay by the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further


                                                     Draft -- February 17, 1999
exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 7.3 Expenses; Documentary Taxes; Indemnification. (a) The Borrower shall be liable to pay on demand (i) all out-of-pocket expenses of the Lenders, including the fees and disbursements of counsel to the Lenders, in connection with the preparation of any waiver or consent under the Loan Documents or any amendment of any of the Loan Documents, or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Lenders, including fees and dis bursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify the Lenders from and hold it harmless against any transfer taxes, documentary taxes, assessments or other similar charges made by any governmental authority by reason of the execution and delivery of any Loan Document.

         (b) (i) The Borrower shall indemnify, defend and hold harmless the Lenders and their officers, directors, employees and agents (collectively, the "Indemnitees") from and against, and pay or reimburse the Indemnitees for, (i) any and all taxes, and all other assessments or charges made by any governmental authority, relating to the execution and delivery of this Agreement or the other Loan Documents, and (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of a single counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with this Agreement or the other Loan Documents (collectively, the "Indemnified Liabilities"), and to reimburse each Indemnitee, upon its demand as incurred for any cost or expenses (including, without limitation, the reasonable fees, expenses and disbursements of a single counsel) incurred in connection with investigating, defending or preparing to defend or participating (including as a witness) in any investigative, ad ministrative or judicial proceeding whether or not such Indemnitee shall be designated a party thereto, whether commenced or threatened, with respect to any such actual, alleged or threatened liability, loss, damage, penalty, judgment, suit, claim, cost or expense; provided that no Indemnitee shall have a right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         (ii) If any  investigative,  judicial or  administrative  proceeding or


                                                     Draft -- February 17, 1999
arbitration arising from any of the foregoing is brought against any Indemnitee, the Borrower shall assume the defense thereof on behalf of such Indemnitee, including the employment of counsel reasonably satisfactory to such Indemnitee and payment of all expenses relating thereto. The Indemnitee shall have the right to employ separate counsel in any such proceeding or arbitration and participate in the defense thereof; provided, that the fees and expenses of such separate counsel shall be at the expense of the Indemnitee, rather than the Borrower, unless (A) the employment of such separate counsel has been specifically authorized by the Borrower or (B) the named parties to any such action (or any impleaded parties), or the Indemnitee, shall have been advised by its counsel that there may be one or more legal defenses available to the Indemnitee which are different from or additional to those available to the Borrower. If the provisions of clause (B) immediately above are met, the Borrower shall not have the right to assume the defense of such action on behalf of the Indemnitee. The Borrower shall not be liable for any settlement of any such proceeding effected without the written consent of the Borrower, but if settled with the written consent of the Borrower or if there is a final judgment for the plaintiff in any such action, the Borrower shall indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such settlement or judgment. The Borrower shall not enter into any settlement of, or consent to the entry of any judgment with respect to, any actual or alleged Indemnified Liabilities without the prior written consent of the Indemnitee, unless such settlement or judgement (x) includes an unconditional release of the Indemnitees from all liabilities arising out of such actual or alleged Indemnified Liability and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnitee.

         (iii) At any time after the Borrower has assumed the defense of any proceeding in respect of which indemnity has been sought hereunder against the Borrower, the Indemnitee may elect, by written notice to the Borrower, to withdraw its request for indemnity and thereafter the defense of such proceeding shall be maintained by counsel of the Indemnitee's choosing and at the Indemnitee's expense.

         (iv) To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding provisions may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnified
Liabilities which is permissible under Applicable Law. All Indemnified Liabilities shall be payable on demand.

         (c) The obligations of the Borrower under this Section 8.3 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder and the other Loan Documents.


                                                     Draft -- February 17, 1999

         SECTION 7.4 Amendments and Waivers. Neither this Agreement nor any provision hereof may be amended, modified, waived or supplemented except by an instrument in writing signed by the Borrower and the Lenders.

         SECTION 7.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Lenders.

         SECTION 7.6 GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF. THE BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND EACH OTHER "LOAN DOCUMENT" SHALL BE TRIED AND LITIGATED IN FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER JURISDICTION, STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE BORROWER AND THE LENDER WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST THE BORROWER, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 7.1.

         SECTION 7.7 WAIVER OF JURY TRIAL. EACH OF THE LENDERS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PRO CEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER "LOAN DOCUMENTS" OR ANY TRANSACTION CONTEMPLATED



                                                     Draft -- February 17, 1999

HEREBY OR THEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THERE UNDER.

         SECTION 7.8 Limitation on Interest. Each provision in this Agreement and each other Loan Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, by the Borrower for the use, forbearance or detention of the proceeds of the Loans under this Agreement or any other Loan Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Loan Document which are for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the highest lawful rate permitted by applicable law (the "Highest Lawful Rate"), and all amounts owed under this Agreement and each other Loan Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid which are for the use, forbearance or detention of money under this Agreement or such Loan Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, if the maturity of the Loans or the Notes are accelerated for any reason, or in the event of any prepayment of all or any portion of the Loan or the Notes by the Borrower or in any other event, earned interest on the Loans or the Notes may never exceed the Highest Lawful Rate, and any unearned interest otherwise payable under the Notes that is in excess of the Highest Lawful Rate shall be canceled automatically as of the date of such acceleration or prepayment or other such event and, if theretofore paid, shall, at the option of the holder of the Notes, be either refunded to the Borrower or credited to the principal of the Notes. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Borrower and the Lenders shall, to the maximum extent permitted by Applicable Law, amortize, prorate, allocate and spread, in equal parts during the period of the actual term of this Agreement, all interest at any time contracted for, charged, received or reserved in connection with this Agreement.

         SECTION 7.9 Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7.10 Counterparts; Integration; Section Headings. This Agree ment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same


                                                     Draft -- February 17, 1999
instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. Except as otherwise indicated, references herein to any "Section" means a "Section" of this Agreement, and the table of contents and section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

         SECTION 7.11 Confidentiality of Information. The Lenders agree (for themselves as Lenders hereunder and in their capacity as collateral agent or pledgee under any other Loan Document and for any assignee of the Lenders' rights hereunder or under any other Loan Documents) that any information concerning the Borrower or any of its Subsidiaries furnished to the Lenders
(including the capacity of Greenwich Street Capital Partners II, L.P. as collateral agent or pledgee under any other Loan Documents) by or on behalf of the Borrower or any of its Subsidiaries pursuant to the terms of this Agreement or any other Loan Document will be kept strictly confidential; provided that the foregoing shall not apply to information which (i) is already in possession of the Lenders, if such information is not known to the Lenders to be subject to another confidentiality agreement with or another obligation of secrecy to the Borrower, any of its Subsidiaries or another Person, (ii) is or becomes generally available to the public other than as a result of a disclosure by the Lenders or any of their directors, officers, employees, agents, representatives or advisers, (iii) becomes available to the Lenders on a non-confidential basis from a source other than the Borrower or any of its Subsidiaries or their respective directors, officers, employees, agents, representatives or advisers, if such source is not known by the Lenders to be bound by a confidentiality agreement with or other obligation of secrecy to the Borrower or any of their Subsidiaries, or another Person, or (iv) is disclosed to a prospective assignee of the Lenders in connection with the transfer or assignment of the Loans or any rights of the Lenders under the Loan Documents, provided that such prospective transferee agree in advance to keep such information strictly confidential in accordance with the provisions of this Section 8.11. Notwithstanding the foregoing, the Borrower acknowledges that the Lenders may be required to disclose such information or portions thereof, and if so required, will disclose such information (A) at the request of governmental or self-regulatory agencies or other authorities, (B) pursuant to subpoena or other court process, (C) to its independent auditors or (D) otherwise as required by law; provided that if the Lenders are requested or required to disclose any such information to governmental or self-regulatory agencies or other authorities, pursuant to subpoena or other court process or otherwise as required by law, the Lenders shall, if and to the extent reasonably practicable, provide the Borrower with prompt notice of such request or requirement, so that the Borrower may seek an appropriate protective order or other relief from such request or requirement.


                                                     Draft -- February 17, 1999

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                      IMC MORTGAGE COMPANY


                             By
                                 ------------------------
                                 Name:
                                 Title:

                      GREENWICH STREET CAPITAL PARTNERS II, L.P.
                      GSCP OFFSHORE FUND, L.P.
                      GREENWICH FUND, L.P.
                      GREENWICH STREET EMPLOYEES FUND, L.P.
                      TRV EXECUTIVE FUND, L.P.

                             By:    GREENWICH STREET
                             INVESTMENTS II, L.L.C.,
                              their General Partner


                             By:
                                 ------------------------
                                 Name:
                                 Title:  Managing Member


                                                     Draft -- February 17, 1999

                                                                Schedule 1.01(a)




                              Commitment Percentage




Lender                                                       Percentage
------                                                       ----------
Greenwich Street Capital Partners II, L.P.                      89.434%
Greenwich Fund, L.P.                                            3.0295%
GSCP Offshore Fund, L.P.                                        1.8645%
Greenwich Street Employees Fund, L.P.                           5.2312%
TRV Executive Fund, L.P.                                        0.4408%



                                                     Draft -- February 17, 1999

                                                                 Schedule 3.1(h)




                                Consents Required


Master Repurchase Agreement, dated as of March 29, 1996, as amended from time to time, by and among Bear Stearns Home Equity Trust and the Borrower and certain of the Borrower's Subsidiaries.

Master Repurchase Agreement, dated as of May 1, 1997, between Bear, Stearns International Limited and Industry Mortgage Company, L.P.

Institutional Account Agreement, dated October 23, 1996, between and among Industry Mortgage Company, L.P. and Bear Stearns.

Loan and Security Agreement, dated March 17, 1998, by and among IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc.,
American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and German American Capital Corporation, as lender.

Loan and Security Agreement, dated March 17, 1998, by and among IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc.,
American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and Aspen Funding Corp., as lender

Loan and Security Agreement, dated as of February 28, 1997, between IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Industry Mortgage Company, L.P., Corewest Banc, IMC Investment Corp., and IMC Investment Limited Partnership, as borrowers, and Paine Webber Real Estate Securities, Inc., as lender.

Bridge Loan and Security Agreement, dated as of October 10, 1997, as amended from time to time, between the Borrower, certain of its Subsidiaries and BankBoston, N.A.

Loan and Security Agreement, dated March 18, 1994, as amended from time to time, by


                                                     Draft -- February 17, 1999

                                                                 Schedule 3.1(h)

and among the Borrower, certain of its Subsidiaries and Bank Boston, N.A.



                                                      Draft -- February 17, 1999